    IDEX II SERIES FUND     ----------------------------------------------------

SUMMARY OF INFORMATION.........................................................1
SUMMARY OF EXPENSES............................................................3
FINANCIAL HIGHLIGHTS...........................................................5
ALTERNATIVE PURCHASE ARRANGEMENTS..............................................8
INVESTMENT OBJECTIVES AND POLICIES.............................................9
ADDITIONAL INVESTMENT PRACTICES...............................................19
RISK FACTORS..................................................................23
OTHER PORTFOLIO POLICIES......................................................25
PERFORMANCE...................................................................26
INVESTMENT ADVISORY AND OTHER SERVICES........................................27
DISTRIBUTIONS AND TAXES.......................................................32
MISCELLANEOUS INFORMATION.....................................................35
SHAREHOLDERS' MANUAL..........................................................36
APPENDIX A-SECURITIES RATINGS.................................................48

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH STATE.
----------------------------------------------------       OCTOBER 1, 1995

                              IDEX II SERIES FUND
                      201 HIGHLAND AVENUE, LARGO, FL 34640
                        CUSTOMER SERVICE: (800) 851-9777

                        PROSPECTUS DATED OCTOBER 1, 1995

    IDEX II AGGRESSIVE GROWTH PORTFOLIO (the "Aggressive Growth Portfolio") seeks long-term capital appreciation. The Portfolio seeks to achieve its objective by investing in a diversified, actively managed portfolio of equity securities.

    IDEX II CAPITAL APPRECIATION PORTFOLIO (the "Capital Appreciation Portfolio") is a nondiversified portfolio that seeks long-term growth of capital in a manner consistent with the preservation of capital by emphasizing investments in common stocks of companies which will normally have an average market capitalization between $1 billion and $5 billion. Realization of income is not a significant investment consideration, and any income realized on the Capital Appreciation Portfolio's investments will be incidental to its primary objective.

    IDEX II GLOBAL PORTFOLIO (the "Global Portfolio") seeks long-term growth of capital in a manner consistent with preservation of capital, primarily through investments in common stocks of foreign and domestic issuers. The Global Portfolio's holdings in foreign securities involve special risks that should be considered carefully before investing and which are described in this Prospectus under "Risk Factors -- Foreign Securities."

    IDEX II GROWTH PORTFOLIO (the "Growth Portfolio") seeks only growth of capital. The Growth Portfolio pursues its objective primarily by investing in common stocks listed on a national securities exchange or on NASDAQ and which the Portfolio's sub-adviser believes have a good potential for capital growth.

    IDEX II EQUITY-INCOME PORTFOLIO (the "Equity-Income Portfolio") seeks to provide current income, long-term growth of income and capital appreciation. The Equity-Income Portfolio seeks to achieve its objective by investing primarily in common stocks offering above-average dividend yields, income producing securities convertible into common stock, and fixed-income securities.

    IDEX II TACTICAL ASSET ALLOCATION PORTFOLIO (the "Tactical Asset Allocation Portfolio") seeks preservation of capital and competitive investment returns. The Portfolio seeks to achieve its objective by investing primarily in stocks, United States Treasury bonds, notes and bills, and money market funds.

    IDEX II BALANCED PORTFOLIO (the "Balanced Portfolio") seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio is designed for investors who want to participate in the equity markets through a more moderate investment than a pure growth fund. The Portfolio normally invests 40% - 60% of its assets in equity securities selected primarily for their growth potential and 40% - 60% of its assets in fixed income securities.

    IDEX II FLEXIBLE INCOME PORTFOLIO (the "Flexible Income Portfolio") seeks to obtain maximum total return for its shareholders, consistent with preservation of capital, by actively managing a portfolio of income-producing securities. Securities are selected because they offer the potential for the highest total return from a combination of current income and capital appreciation, with an emphasis on the income component of total return.

    IDEX II INCOME PLUS PORTFOLIO (the "Income Plus Portfolio") seeks to provide as high a level of current income as is consistent with the avoidance of excessive risk. The Income Plus Portfolio pursues its objective primarily by investing in a diversified portfolio of high-yield, fixed-income securities, including convertible debt securities.

    IDEX II TAX-EXEMPT PORTFOLIO (the "Tax-Exempt Portfolio") seeks to provide maximum current interest income exempt from federal income tax in a manner consistent with preservation of capital. The Tax-Exempt Portfolio pursues its objective primarily by investing in high quality municipal obligations the income from which is exempt from federal income tax.

    This Prospectus sets forth concise information which investors should consider before investing in a Portfolio. Investors should read and retain this Prospectus for future reference. Additional and more detailed information about each Portfolio is contained in the Statement of Additional Information dated October 1, 1995 which is filed with the Securities and Exchange Commission in Washington, D.C. and incorporated by reference in this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling or writing the Fund at the address or phone number indicated above.

    PORTFOLIO SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

    THE FLEXIBLE INCOME PORTFOLIO MAY INVEST WITHOUT LIMIT, AND THE INCOME PLUS PORTFOLIO MAY INVEST UP TO 50% OF ITS ASSETS, IN LOWER RATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." BONDS OF THIS TYPE ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. INVESTMENTS IN THESE TYPES OF SECURITIES HAVE GREATER RISKS, INCLUDING THE RISK OF DEFAULT, THAN HIGHER RATED BONDS AND THEREFORE MAY NOT BE SUITABLE FOR ALL INVESTORS. THESE RISKS ARE DESCRIBED IN THE "RISK FACTORS -- HIGH YIELD/HIGH RISK BONDS" SECTION OF THIS PROSPECTUS. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH INVESTMENTS IN THOSE PORTFOLIOS.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      (This Page Intentionally Left Blank)

                              IDEX II SERIES FUND

-----------------------------------------------------------------
                             SUMMARY OF INFORMATION

     Each Portfolio (a "Portfolio") is a separate series of IDEX II Series Fund (the "Fund"), an open-end management investment company offering a selection of separate investment portfolios. All Portfolios other than the Capital Appreciation Portfolio are diversified, while the Capital Appreciation Portfolio is nondiversified. Each Portfolio has a distinct investment objective and policies which are summarized below.

INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of IDEX II AGGRESSIVE GROWTH PORTFOLIO is long-term capital appreciation. The Aggressive Growth Portfolio seeks to achieve its objective by investing in a diversified, actively managed portfolio of equity securities.

     The investment objective of IDEX II CAPITAL APPRECIATION PORTFOLIO is long-term growth of capital in a manner consistent with the preservation of capital by emphasizing investment in common stocks of companies which will normally have an average market capitalization between $1 billion and $5 billion. Realization of income is not a significant investment consideration, and any income realized on the Capital Appreciation Portfolio's investments will be incidental to its primary objective.

     The investment objective of IDEX II GLOBAL PORTFOLIO is to provide long-term growth of capital in a manner consistent with preservation of capital primarily through investments in common stocks of foreign and domestic issuers. The Global Portfolio offers investors the ability to diversify their own investment portfolios by investing in companies and economies located throughout the world. The Global Portfolio is designed for long-term investors who can accept certain investment risks. Generally, the Global Portfolio's investments in securities of foreign issuers involve greater risks than are present in U.S. investments. Investments in foreign securities may be denominated in foreign currencies. Thus, the Global Portfolio's share value will also be affected by changes in exchange rates. A further discussion of the special considerations of investments in foreign securities can be found under "Risk Factors -- Foreign Securities."

     The only investment objective of IDEX II GROWTH
PORTFOLIO is to provide growth of capital. The Growth Portfolio seeks to achieve its objective primarily through investment in common stocks listed on a national securities exchange or on NASDAQ and which the Portfolio's sub-adviser believes have a good potential for capital growth.

     The investment objective of IDEX II EQUITY-INCOME
PORTFOLIO is to provide current income, long-term growth of income and capital appreciation. The Equity-Income Portfolio seeks to achieve its objective by investing primarily in common stocks offering above-average dividend yields, income producing securities convertible into common stocks, and fixed-income securities.

     The investment objective of IDEX II TACTICAL ASSET ALLOCATION PORTFOLIO is preservation of capital and competitive investment returns. The Portfolio seeks to achieve its objective by investing primarily in stocks, United States Treasury bonds, notes and bills, and money market funds.

     The investment objective of IDEX II BALANCED PORTFOLIO is long-term capital growth, consistent with preservation of capital and balanced by current income. The Balanced Portfolio is designed for investors who want to participate in the equity markets through a more moderate investment than a pure growth fund. The Portfolio normally invests 40% - 60% of its assets in equity securities selected primarily for their growth potential and 40% - 60% of its assets in fixed income securities.

     The investment objective of IDEX II FLEXIBLE INCOME PORTFOLIO is to obtain maximum total return for its shareholders, consistent with preservation of capital, by actively managing a portfolio of income-producing securities. The Flexible Income Portfolio seeks to maximize total return from a combination of current income and capital appreciation, with an emphasis on the income component of total return. The Flexible Income Portfolio may invest in all types of income-producing securities and may have substantial holdings of debt securities rated below investment grade. The risks of investing in such securities are described under "Risk Factors -- High Yield/High Risk Bonds."

     The investment objective of IDEX II INCOME PLUS PORTFOLIO is to provide as high a level of current income as is consistent with the avoidance of excessive risk. The Portfolio's efforts to avoid excessive risk may preclude the realization of the highest available income yields. In seeking a high level of income, the Income Plus Portfolio may nevertheless invest in securities whose degree of investment risk may make investment in the Portfolio unsuitable for investors without alternate sources of income unless such investment is made as part of a diversified personal investment portfolio. The Income Plus Portfolio seeks to achieve its objective by investing in a diversified portfolio consisting primarily of high-yield, fixed-income securities, including convertible debt securities. In pursuing its investment objective, the Income Plus Portfolio may invest up to 50% of its securities (other than commercial paper) in non-investment grade securities. Investment in these securities has special risks which are described under "Risk Factors -- High Yield/High Risk Bonds."

     The investment objective of IDEX II TAX-EXEMPT PORTFOLIO is to provide maximum current interest income exempt from federal income tax in a manner consistent with preservation of capital. The Tax-Exempt Portfolio seeks to achieve its objective through investment in a diversified port-folio of municipal bonds and notes, including industrial development bonds.

     There can be, of course, no assurance that a Portfolio will achieve its investment objective. For a further description of each Portfolio's objective and a discussion of investment policies, see "Investment Objectives and Policies."

PROFESSIONAL MANAGEMENT

     Idex Management, Inc. ("IMI") is the investment adviser to the Growth, Global, Flexible Income, Balanced and Capital Appreciation Portfolios. Janus Capital Corporation ("Janus Capital") is the investment sub-adviser to the Growth, Global, Flexible Income, Balanced and Capital Appreciation Portfolios and provides IMI with investment advice and recommendations consistent with the investment objectives and policies of those Portfolios. InterSecurities, Inc. ("ISI") is the investment adviser to the Tax-Exempt, Income Plus, Aggressive Growth, Equity-Income and Tactical Asset Allocation Portfolios. AEGON USA Investment Management, Inc. ("AEGON Management") is the investment sub-adviser to the Tax-Exempt and Income Plus Portfolios. Fred Alger Management, Inc. ("Alger Management") is the investment sub-adviser to the Aggressive Growth Portfolio. Luther King Capital Management, Inc. ("Luther King") is the investment sub-adviser to the Equity-Income Portfolio. Dean Investment Associates ("Dean Investment"), a Division of C.H. Dean and Associates, Inc., is the investment sub-adviser to the Tactical Asset Allocation Portfolio. AEGON Management, Alger Management, Luther King and Dean Investment provide ISI with investment advice and recommendations consistent with the investment objective and policies of the particular Portfolio that each sub-advises. ISI also serves as principal underwriter of each Portfolio's shares. The fees for these management and distribution services are described under "Investment Advisory and Other Services."

INVESTMENT IN THE PORTFOLIOS

     The minimum initial investment in the Portfolios is ordinarily $500. Purchases through plans for regular investment, such as the Automatic Investment Plan, payroll deduction plans or comparable plans, ordinarily do not require a minimum initial investment. Additional investments in each Portfolio must be at least $50, with certain exceptions as described in the Shareholders' Manual section of this Prospectus. Each Portfolio offers investors a choice of three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Class A shares are offered at net asset value plus any applicable sales charge (the maximum of which for the Growth, Global, Balanced, Capital Appreciation, Aggressive Growth, Equity-Income and Tactical Asset Allocation Portfolios is 5.5% of a Portfolio's public offering price, and for the Flexible Income, Tax-Exempt and Income Plus Portfolios is 4.75% of a Portfolio's public offering price). Class B shares are offered at net asset value per share and are subject to a maximum contingent deferred sales charge of 5% of the original purchase price of shares redeemed or of redemption proceeds, whichever is lower, during the first year, with the percentage declining thereafter to 0% after the sixth year. Class B shares will convert automatically to Class A shares of the same IDEX II Portfolio eight years after the end of the calendar month in which the shareholder's order to purchase such Class B shares was accepted, on the basis of the relative net asset values per share. ORDERS FOR CLASS B SHARES OF $500,000 OR MORE WILL BE DECLINED. Class C shares are offered at net asset value, without a sales charge. Each class of shares is subject to asset-based distribution and service fees. (See "Alternative Purchase Arrangements", "Investment Advisory and Other Services" and "Shareholders' Manual -- How to Purchase Shares and How to Redeem Shares.")

DIVIDENDS AND OTHER DISTRIBUTIONS

     The Growth, Global, Capital Appreciation and Aggressive Growth Portfolios ordinarily pay semi-annual dividends from their net investment income available for distribution. The Flexible Income, Tax-Exempt and Income Plus Portfolios ordinarily pay monthly dividends from their net investment income available for distribution. The Balanced, Equity-Income and Tactical Asset Allocation Portfolios ordinarily pay quarterly dividends from their net investment income available for distribution. Distributions of net capital gain, to the extent available for distribution, will be paid by each Portfolio annually. All income, dividends and capital gain distributions will be distributed in additional shares at net asset value unless the shareholder has elected to receive cash as described under "Distributions and Taxes."

REDEMPTION OF SHARES

     Shareholders may redeem shares of a Portfolio directly through the Fund's transfer agent by mail or telephone, through dealers by confirmed order or telephone or through a Systematic Withdrawal Plan. (See "Shareholders'
Manual -- How to Redeem Shares.") Shares may be redeemed at any time at a price based on the net asset value next determined after a proper redemption request is received by the Fund's transfer agent. Certain redemptions of Class B shares may be subject to a contingent deferred sales charge. (See "Shareholders' Manual -- How to Purchase Shares -- Purchasing Class B Shares.")

MISCELLANEOUS INFORMATION

     Each Portfolio is a series of IDEX II Series Fund, a Massachusetts business trust that was formed by a Declaration of Trust dated January 7, 1986. The Fund is a series company whose operations are governed by a Restatement of Declaration of Trust dated as of August 30, 1991. (See "Miscellaneous Information.")

--------------------------------------------------------------------------------
                              SUMMARY OF EXPENSES

                              IDEX II SERIES FUND

                                                        IDEX II                      IDEX II                      IDEX II
                                                   Aggressive Growth           Capital Appreciation                Global
                                                       Portfolio                    Portfolio                    Portfolio
                                                ------------------------     ------------------------     ------------------------
                                                         Class                        Class                        Class
                                                ------------------------     ------------------------     ------------------------
                                                  A        B        C          A        B        C          A        B        C
                                                ------   ------   ------     ------   ------   ------     ------   ------   ------
SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load Imposed on Purchases
   (as a percentage of offering price)(1)....    5.50%     None     None      5.50%     None     None      5.50%     None     None
 Exchange Fees...............................     None     None     None       None     None     None       None     None     None
 Redemption Fees(2)..........................     None     None     None       None     None     None       None     None     None
 Deferred Sales Charge (as a percentage of
   original purchase price or redemption
   proceeds, whichever is lower)(3)..........     None       5%     None       None       5%     None       None       5%     None
ANNUAL OPERATING EXPENSES
   (as a percentage of average net assets)
 Management Fees.............................    1.00%    1.00%    1.00%      1.00%    1.00%    1.00%      1.00%    1.00%    1.00%
 12b-1 Service and Distribution Fees(4)......     .35%    1.00%     .90%       .35%    1.00%     .90%       .35%    1.00%     .90%
 Other Expenses (net of expense
   reimbursements and/or fee waivers, if
   any)(5)...................................    1.00%    1.50%    1.05%      1.00%    1.50%    1.05%       .79%    1.50%    2.14%
                                                ------   ------   ------     ------   ------   ------     ------   ------   ------
 Total Operating Expenses (net of expense
   reimbursements and/or fee waivers, if
   any)(5)...................................    2.35%    3.50%    2.95%      2.35%    3.50%    2.95%      2.14%    3.50%    4.04%
EXAMPLES(6):
You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return, and (2) redemption at the end of each period:
   1 year....................................     $ 78     $ 85     $ 30       $ 78     $ 85     $ 30       $ 76     $ 85     $ 41
   3 years...................................      124      137       91        124      137       91        118      137      123
   5 years...................................      174      192      155        174      192      155        164      192      207
   10 years..................................      309      351      327        309      351      327        289      346      424
You would pay the following expenses on the same investment, assuming no redemption and therefore no deferred sales charge:
   1 year....................................     $ 78     $ 35     $ 30       $ 78     $ 35     $ 30       $ 76     $ 35     $ 41
   3 years...................................      124      107       91        124      107       91        118      107      123
   5 years...................................      174      182      155        174      182      155        164      182      207
   10 years..................................      309      351      327        309      351      327        289      346      424


                                                       IDEX II
                                                        Growth
                                                      Portfolio
                                               ------------------------

                                                        Class
                                               ------------------------
                                                 A        B        C
                                               ------   ------   ------
SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load Imposed on Purchases
   (as a percentage of offering price)(1)....   5.50%     None     None
 Exchange Fees...............................    None     None     None
 Redemption Fees(2)..........................    None     None     None
 Deferred Sales Charge (as a percentage of
   original purchase price or redemption
   proceeds, whichever is lower)(3)..........    None       5%     None
ANNUAL OPERATING EXPENSES
   (as a percentage of average net assets)
 Management Fees.............................   1.00%    1.00%    1.00%
 12b-1 Service and Distribution Fees(4)......    .35%    1.00%     .90%
 Other Expenses (net of expense
   reimbursements and/or fee waivers, if
   any)(5)...................................    .41%    1.50%    1.58%
                                               ------   ------   ------
 Total Operating Expenses (net of expense
   reimbursements and/or fee waivers, if
   any)(5)...................................   1.76%    3.50%    3.48%
EXAMPLES(6):
You would pay the following expenses on a $1,
  each period:
   1 year....................................    $ 72     $ 85     $ 35
   3 years...................................     107      137      107
   5 years...................................     145      192      181
   10 years..................................     251      338      376
You would pay the following expenses on the s
   1 year....................................    $ 72     $ 35     $ 35
   3 years...................................     107      107      107
   5 years...................................     145      182      181
   10 years..................................     251      338      376


(1) On certain purchases of Class A shares, the sales load may be reduced. (See "Shareholders' Manual -- How to Purchase Shares.")


(2) A $20 service fee is charged for each redemption transaction paid by Federal funds bank wire or for overnight mail delivery of check redemptions. (See "Shareholders' Manual -- How to Redeem Shares.")



(3) The deferred sales charge for Class B shares is 5% during the first year, 4% during the second year, 3% during the third year, 2% during the fourth year, 1% during the fifth and sixth years and 0% during the seventh year and later. No deferred sales charge is assessed on Class B shares acquired through the reinvestment of dividends or capital gain distributions.



(4) After eight years, Class B shares will automatically convert to Class A shares. For the current fiscal year, 12b-1 service and distribution fees for the Tax-Exempt Portfolio's Class C shares will not exceed 0.60%, rather than the maximum 0.90% authorized pursuant to its 12b-1 plan.



(5) Other Expenses and Total Operating Expenses for the Class A and Class C shares of the Growth, Global, Flexible Income, Tax-Exempt and Income Plus Portfolios are based on actual expenses during the fiscal year ended September 30, 1994, while Other Expenses and Total Operating Expenses for the Class B shares of those Portfolios and the Class A, B and C shares of the Balanced, Capital Appreciation, Aggressive Growth and Equity-Income Portfolios are based on annualized estimates of expenses for the fiscal year ending September 30, 1995. Other Expenses and Total Operating Expenses for the Class A, B and C shares of the Tactical Asset Allocation Portfolio are based on annualized estimates of expenses for the fiscal year ending September 30, 1996. For the Flexible Income and Tax-Exempt Portfolios only, Other Expenses and Total Operating Expenses are stated net of expense reimbursements and/or fee waivers. Without expense reimbursements and/or fee waivers, Total Operating Expenses for the Class A shares of the Flexible Income and Tax-Exempt Portfolios would have been 2.13% and 1.30%, respectively, and for the Class C shares of those Portfolios would have been 8.59% and 20.88%, respectively. It is not anticipated that expense reimbursements and/or fee waivers for the Balanced, Capital Appreciation, Aggressive Growth and Equity-Income Portfolios will be made for the fiscal year ending September 30, 1995. Expense reimbursements and/or fee waivers are not anticipated for the Tactical Asset Allocation Portfolio for the fiscal year ended September 30, 1996. For the Growth and Global Portfolios, Other Expenses of Class A and Class C shares are net of credits earned through use of affiliated broker-dealers, which credits amounted to .14% and .02%, respectively, of the Other Expenses of those Portfolios.



(6) The Examples assume all dividends and distributions are paid in additional shares and no payment of exchange or redemption fees. With respect to Class B shares, the examples reflect conversion to Class A shares eight years after purchase and are calculated based upon the assumption that the shareholder was an owner of the shares on the first day of the first year. The contingent deferred sales charge was applied as follows: 1 year (5%), 3 years (3%), 5 years (1%) and 10 years (0%). (See "Alternative Purchase Arrangements," "Investment Advisory and Other Services" and "Shareholders' Manual -- How to Purchase Shares and How to Redeem Shares.")

--------------------------------------------------------------------------------
                        SUMMARY OF EXPENSES (CONTINUED)

                                       IDEX II
           IDEX II                  Tactical Asset                 IDEX II                     IDEX II
        Equity-Income                 Allocation                   Balanced                Flexible Income
          Portfolio                   Portfolio                   Portfolio                   Portfolio
   ------------------------    ------------------------    ------------------------    ------------------------
            Class                       Class                       Class                       Class
   ------------------------    ------------------------    ------------------------    ------------------------
     A        B        C         A        B        C         A        B        C         A        B        C
   ------   ------   ------    ------   ------   ------    ------   ------   ------    ------   ------   ------
    5.50%     None     None     5.50%     None     None     5.50%     None     None     4.75%     None     None
     None     None     None      None     None     None      None     None     None      None     None     None
     None     None     None      None     None     None      None     None     None      None     None     None
     None       5%     None      None       5%     None      None       5%     None      None       5%     None
    1.00%    1.00%    1.00%     1.00%    1.00%    1.00%     1.00%    1.00%    1.00%      .90%     .90%     .90%
     .35%    1.00%     .90%      .35%    1.00%     .90%      .35%    1.00%     .90%      .35%    1.00%     .90%
    1.02%    1.50%    1.07%     1.50%    1.50%    1.50%     1.02%    1.50%    1.07%      .60%     .60%     .60%
   ------   ------   ------    ------   ------   ------    ------   ------   ------    ------   ------   ------
    2.37%    3.50%    2.97%     2.85%    3.50%    3.40%     2.37%    3.50%    2.97%     1.85%    2.50%    2.40%
     $ 78     $ 85     $ 30      $ 82     $ 85     $ 34      $ 78     $ 85     $ 30      $ 65     $ 75     $ 24
      125      137       92       138      137      104       125      137       92       103      108       75
      175      192      156       197      192      177       175      192      156       143      143      128
      311      352      329       355      363      368       311      352      329       254      267      274
     $ 78     $ 35     $ 30      $ 82     $ 35     $ 34      $ 78     $ 35     $ 30      $ 65     $ 25     $ 24
      125      107       92       138      107      104       125      107       92       103       78       75
      175      182      156       197      182      177       175      182      156       143      133      128
      311      352      329       355      363      368       311      352      329       254      267      274


         IDEX II                         IDEX II
       Income Plus                      Tax Exempt
        Portfolio                       Portfolio
-------------------------        ------------------------
          Class                           Class
-------------------------        ------------------------
  A        B         C             A        B        C
------   ------    ------        ------   ------   ------
 4.75%     None      None         4.75%     None     None
  None     None      None          None     None     None
  None     None      None          None     None     None
  None       5%      None          None       5%     None
  .60%     .60%      .60%          .60%     .60%     .60%
  .35%    1.00%      .90%          .35%    1.00%     .60%
  .38%     .65%     2.02%          .05%     .05%     .05%
------   ------    ------        ------   ------   ------
 1.33%    2.25%     3.52%         1.00%    1.65%    1.25%
  $ 60     $ 73      $ 35          $ 57     $ 67     $ 13
    88      100       108            78       82       40
   117      130       183           100      100       69
   200      235       379           164      178      151
  $ 60     $ 23      $ 35          $ 57     $ 17     $ 13
    88       70       108            78       52       40
   117      120       183           100       90       69
   200      235       379           164      178      151


     Long-term shareholders may pay more in 12b-1 service and distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Rules of Fair Practice adopted by the National Association of Securities Dealers, Inc.

     The purpose of the preceding table is to assist investors in understanding the various costs and expenses an investor in a Portfolio may bear directly or indirectly. These expenses are described in greater detail under "Investment Advisory and Other Services" and in the Shareholders' Manual section of this Prospectus.

THE EXPENSES SET FORTH IN THE PRECEDING TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

The information contained in the table below for a share of beneficial interest outstanding throughout each fiscal year and other periods shown through September 30, 1994 has been audited by Price Waterhouse LLP, independent accountants, whose report is incorporated by reference into the Statement of Additional Information. The information for the period ended March 31, 1995 is unaudited. Previous periods ended on or before November 30, 1991 for the Tax-Exempt and Income Plus Portfolios were audited by other independent
accountants....                                                       (Continued
on next page)

                                                       NET ASSET                           NET REALIZED        TOTAL INCOME
                                       YEAR OR           VALUE              NET           AND UNREALIZED        (LOSS) FROM
                                        PERIOD         BEGINNING         INVESTMENT       GAIN (LOSS) ON        INVESTMENTS
                                        ENDED          OF PERIOD       INCOME (LOSS)        INVESTMENTS           INCOME
----------------------------------------------------------------------------------------------------------------------------
IDEX II AGGRESSIVE GROWTH PORTFOLIO
         Class A                        3/31/95(1)       $10.00            ($0.02)              $2.13               $2.11
         Class C                        3/31/95(1)        10.00             (0.04)               2.13                2.09
----------------------------------------------------------------------------------------------------------------------------
IDEX II CAPITAL APPRECIATION PORTFOLIO
         Class A                        3/31/95(1)       $10.00            ($0.02)              $1.03               $1.01
         Class C                        3/31/95(1)        10.00             (0.03)               1.03                1.00
----------------------------------------------------------------------------------------------------------------------------
IDEX II GLOBAL PORTFOLIO
         Class A                        3/31/95          $15.93            ($0.04)             ($0.44)             ($0.48)
                                        9/30/94           13.35             (0.04)               2.62                2.58
                                        9/30/93(1)        10.00             (0.04)               3.39                3.35
         Class C                        3/31/95           15.74             (0.07)              (0.44)              (0.51)
                                        9/30/94(1)        13.35             (0.23)               2.62                2.39
----------------------------------------------------------------------------------------------------------------------------
IDEX II GROWTH PORTFOLIO
         Class A (2)                    3/31/95          $16.78            ($0.03)              $0.57               $0.54
                                        9/30/94(3)        18.46              0.01               (1.22)              (1.21)
                                        9/30/93           16.46              0.04                2.42                2.46
                                        9/30/92           16.22              0.08                0.88                0.96
                                        9/30/91(3)        13.77              0.14                5.32                5.46
                                        9/30/90           17.52              0.12               (2.21)              (2.09)
                                        9/30/89           11.48              0.09                6.18                6.27
                                        9/30/88           14.08              0.25               (1.59)              (1.34)
                                        9/30/87            9.90              0.14                4.11                4.25
                                        9/30/86(1)        10.00              0.07               (0.17)              (0.10)
         Class C                        3/31/95           16.68             (0.08)               0.57                0.49
                                        9/30/94(1)        18.46             (0.09)              (1.22)              (1.31)
----------------------------------------------------------------------------------------------------------------------------
IDEX II EQUITY-INCOME PORTFOLIO
         Class A                        3/31/95(1)       $10.00             $0.06               $0.76               $0.82
         Class C                        3/31/95(1)        10.00              0.03                0.76                0.79
----------------------------------------------------------------------------------------------------------------------------
IDEX II BALANCED PORTFOLIO
         Class A                        3/31/95(1)       $10.00             $0.03               $0.40               $0.43
         Class C                        3/31/95(1)        10.00              0.02                0.40                0.42
----------------------------------------------------------------------------------------------------------------------------
IDEX II FLEXIBLE INCOME PORTFOLIO
         Class A (2)(4)                 3/31/95          $ 8.83             $0.32              ($0.11)              $0.21
                                        9/30/94(3)         9.59              0.65               (0.81)              (0.16)
                                        9/30/93            8.95              0.70                0.60                1.30
                                       10/31/92            8.73              0.80                0.22                1.02
                                       10/31/91            7.74              0.82                1.10                1.92
                                       10/31/90            9.55              0.90               (1.80)              (0.90)
                                       10/31/89           10.15              0.95               (0.46)               0.49
                                       10/31/88            9.60              0.91                0.55                1.46
                                       10/31/87(1)        10.00              0.25               (0.40)              (0.15)
         Class C                        3/31/95            8.83              0.28               (0.11)               0.17
                                        9/30/94(1)         9.59              0.60               (0.81)              (0.21)
----------------------------------------------------------------------------------------------------------------------------
IDEX II INCOME PLUS PORTFOLIO
         Class A (5)                    3/31/95          $ 9.75             $0.39               $0.23               $0.62
                                        9/30/94           10.98              0.76               (1.10)              (0.34)
                                        9/30/93           10.55              0.83                0.46                1.29
                                        9/30/92           10.04              0.76                0.64                1.40
                                       11/30/91            9.20              0.98                0.87                1.85
                                       11/30/90            9.99              1.04               (0.79)               0.25
                                       11/30/89            9.89              1.04                0.10                1.14
                                       11/30/88            9.85              1.04                0.06                1.10
                                       11/30/87           10.94              1.08               (1.03)               0.05
                                       11/30/86           10.28              1.06                0.73                1.79
                                       11/30/85(1)        10.00              0.44                0.29                0.73
         Class C                        3/31/95            9.74              0.36                0.23                0.59
                                        9/30/94(1)        10.98              0.66               (1.10)              (0.44)
----------------------------------------------------------------------------------------------------------------------------
IDEX II TAX-EXEMPT PORTFOLIO
         Class A (6)                    3/31/95          $11.10             $0.28               $0.20               $0.48
                                        9/30/94           12.07              0.56               (0.60)              (0.04)
                                        9/30/93           11.62              0.56                0.45                1.01
                                        9/30/92           11.46              0.54                0.28                0.82
                                       11/30/91           11.27              0.75                0.26                1.01
                                       11/30/90           11.39              0.78               (0.12)               0.66
                                       11/30/89           10.97              0.78                0.42                1.20
                                       11/30/88           10.44              0.79                0.53                1.32
                                       11/30/87           11.81              0.77               (1.37)              (0.60)
                                       11/30/86           10.56              0.79                1.42                2.21
                                       11/30/85(1)        10.00              0.60                0.56                1.16
         Class C                        3/31/95           11.10              0.27                0.20                0.47
                                        9/30/94(1)        12.07              0.53               (0.60)              (0.07)

                                        DIVIDENDS      DISTRIBUTIONS
                                        FROM NET            FROM
                                        INVESTMENT      REALIZED NET
                                         INCOME        CAPITAL GAINS
------------------------------------------------------------------------------------
IDEX II AGGRESSIVE GROWTH PORTFOLIO
         Class A                         $     -           $    -
         Class C                               -                -
------------------------------------------------------------------------------------
IDEX II CAPITAL APPRECIATION PORTFOLIO
         Class A                         $     -           $    -
         Class C                               -                -
------------------------------------------------------------------------------------
IDEX II GLOBAL PORTFOLIO
         Class A                         $     -           ($0.56)
                                               -                -
                                               -                -
         Class C                               -            (0.56)
                                               -                -
------------------------------------------------------------------------------------
IDEX II GROWTH PORTFOLIO
         Class A (2)                     $     -           ($0.07)
                                               -            (0.33)
                                           (0.07)           (0.39)
                                           (0.07)           (0.65)
                                           (0.17)           (2.84)
                                           (0.09)           (1.57)
                                           (0.23)               -
                                           (0.16)           (1.10)
                                           (0.07)               -
                                               -                -
         Class C                               -            (0.07)
                                               -            (0.33)
------------------------------------------------------------------------------------
IDEX II EQUITY-INCOME PORTFOLIO
         Class A                         ($ 0.05)          $    -
         Class C                           (0.03)               -
------------------------------------------------------------------------------------
IDEX II BALANCED PORTFOLIO
         Class A                         ($ 0.02)          $    -
         Class C                           (0.01)               -
------------------------------------------------------------------------------------
IDEX II FLEXIBLE INCOME PORTFOLIO
         Class A (2)(4)                  ($ 0.30)          $    -
                                           (0.60)               -
                                           (0.66)               -
                                           (0.80)               -
                                           (0.80)           (0.13)
                                           (0.91)               -
                                           (0.93)           (0.16)
                                           (0.91)               -
                                           (0.25)               -
         Class C                           (0.26)               -
                                           (0.55)               -
------------------------------------------------------------------------------------
IDEX II INCOME PLUS PORTFOLIO
         Class A (5)                     ($ 0.39)          ($0.10)
                                           (0.75)           (0.14)
                                           (0.81)           (0.05)
                                           (0.76)           (0.13)
                                           (0.98)           (0.03)
                                           (1.04)               -
                                           (1.04)               -
                                           (1.04)           (0.02)
                                           (1.08)           (0.06)
                                           (1.06)           (0.07)
                                           (0.44)           (0.01)
         Class C                           (0.35)           (0.10)
                                           (0.66)           (0.14)
------------------------------------------------------------------------------------
IDEX II TAX-EXEMPT PORTFOLIO
         Class A (6)                     ($ 0.27)          ($0.04)
                                           (0.54)           (0.39)
                                           (0.54)           (0.02)
                                           (0.54)           (0.12)
                                           (0.75)           (0.07)
                                           (0.78)               -
                                           (0.78)               -
                                           (0.79)               -
                                           (0.77)               -
                                           (0.79)           (0.17)
                                           (0.60)               -
         Class C                           (0.26)           (0.04)
                                           (0.51)           (0.39)

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)

The Statement of Additional Information is incorporated by reference in this Prospectus and may be obtained without charge by calling or writing the Fund. Further information about performance of the Fund's Portfolios is contained in the Fund's Annual Report to shareholders, which may also be obtained without charge by calling or writing the Fund.

DISTRIBUTIONS                        NET ASSET                    NET ASSETS         SHARES             RATIO OF
 IN EXCESS OF                          VALUE                         END         OUTSTANDING AT       EXPENSES TO
 NET REALIZED          TOTAL            END          TOTAL        OF PERIOD       END OF PERIOD         AVERAGE
CAPITAL GAINS      DISTRIBUTIONS     OF PERIOD     RETURN (7)      (000'S)           (000'S)         NET ASSETS (8)
-------------------------------------------------------------------------------------------------------------------
    $    -            $     -         $ 12.11         21.10%       $  4,248              351              2.85%
         -                  -           12.09         20.90             344               28              3.40
-------------------------------------------------------------------------------------------------------------------
    $    -            $     -         $ 11.01         10.10%       $  4,267              387              2.85%
         -                  -           11.00         10.00           1,337              122              3.40
-------------------------------------------------------------------------------------------------------------------
    $    -            ($ 0.56)        $ 14.89         (3.03%)      $ 79,611            5,347              1.86%
         -                  -           15.93         19.33          81,241            5,102              2.14
         -                  -           13.35         33.52          17,430            1,306              2.84
         -              (0.56)          14.67         (3.26)          3,381              231              2.41
         -                  -           15.74         17.90           3,571              227              4.04
-------------------------------------------------------------------------------------------------------------------
    $    -            ($ 0.07)        $ 17.25          3.24%       $396,070           22,957              1.82%
     (0.14)             (0.47)          16.78         (6.72)        431,207           25,691              1.76
         -              (0.46)          18.46         15.13         548,564           29,710              1.61
         -              (0.72)          16.46          6.10         403,361           24,507              1.61
         -              (3.01)          16.22         48.00         126,436            7,796              1.48
         -              (1.66)          13.77        (12.50)         74,594            5,415              1.35
         -              (0.23)          17.52         55.70          89,494            5,107              1.41
         -              (1.26)          11.48         (8.00)         65,463            5,704              1.47
         -              (0.07)          14.08         44.10          78,979            5,610              1.32
         -                  -            9.90         (1.70)         19,745            1,995              2.02
         -              (0.07)          17.10          2.96           3,901              228              2.37
     (0.14)             (0.47)          16.68         (7.72)          3,423              205              3.48
-------------------------------------------------------------------------------------------------------------------
    $    -            ($ 0.05)        $ 10.77          8.10%       $  2,617              243              2.85%
         -              (0.03)          10.76          7.94             128               12              3.40
-------------------------------------------------------------------------------------------------------------------
    $    -            ($ 0.02)        $ 10.41          4.30%       $  1,977              190              2.85%
         -              (0.01)          10.41          4.15           2,155              207              3.40
-------------------------------------------------------------------------------------------------------------------
    $    -            ($ 0.30)        $  8.74          2.26%       $ 19,791            2,264              1.85%
         -              (0.60)           8.83         (1.54)         21,527            2,438              1.85
         -              (0.66)           9.59         13.66          29,232            3,048              1.50
         -              (0.80)           8.95         12.17          26,676            2,982              1.50
         -              (0.93)           8.73         26.38          18,696            2,142              1.50
         -              (0.91)           7.74        (10.22)         18,760            2,424              1.50
         -              (1.09)           9.55          5.20          27,645            2,895              1.29
         -              (0.91)          10.15         15.60          20,469            2,018              1.00
         -              (0.25)           9.60         (1.90)          4,676              487              1.14
         -              (0.26)           8.74          1.97             651               74              2.40
         -              (0.55)           8.83         (2.15)            691               78              2.40
-------------------------------------------------------------------------------------------------------------------
    $    -            ($ 0.49)        $  9.88          6.66%       $ 64,515            6,531              1.24%
         -              (0.89)           9.75         (3.28)         63,995            6,560              1.33
         -              (0.86)          10.98         12.80          72,401            6,596              1.33
         -              (0.89)          10.55         14.40          54,647            5,181              1.17
         -              (1.01)          10.04         21.00          47,334            4,716              1.15
         -              (1.04)           9.20          2.50          33,182            3,607              0.69
         -              (1.04)           9.99         12.10          23,416            2,343              0.70
         -              (1.06)           9.89         11.50          17,078            1,726              0.68
         -              (1.14)           9.85          0.30          11,349            1,152              0.64
         -              (1.13)          10.94         17.90           4,221              386              1.29
         -              (0.45)          10.28          8.80           2,282              222              0.60
         -              (0.45)           9.88          6.35           1,814              184              1.79
         -              (0.80)           9.74         (4.55)          2,112              217              3.52
-------------------------------------------------------------------------------------------------------------------
    $    -            ($ 0.31)        $ 11.27          4.40%       $ 28,492            2,529              1.00%
         -              (0.93)          11.10         (0.41)         29,096            2,621              1.00
         -              (0.56)          12.07          8.97          30,717            2,545              1.00
         -              (0.66)          11.62          7.20          28,363            2,442              1.00
         -              (0.82)          11.46          9.20          28,242            2,464              0.95
         -              (0.78)          11.27          6.00          22,708            2,016              0.68
         -              (0.78)          11.39         11.20          15,916            1,398              0.70
         -              (0.79)          10.97         12.90          11,805            1,076              0.70
         -              (0.77)          10.44         (5.20)          8,833              846              0.64
         -              (0.96)          11.81         21.40           3,112              264              1.21
         -              (0.60)          10.56          7.80           1,294              123              0.93
         -              (0.30)          11.27          4.18             313               28              1.25
         -              (0.90)          11.10         (0.73)            277               25              1.25

RATIO OF NET
INCOME (LOSS)     PORTFOLIO
 TO AVERAGE       TURNOVER
 NET ASSETS        RATE(9)
--------------------------------------------------------------------------------------
     (1.33%)        151.15%
     (1.88)         151.15
-----------------------------------------------------------------------------------------------
     (1.07%)         63.70%
     (1.62)          63.70
---------------------------------------------------------------------------------------------------
     (0.44%)        202.78%
     (0.55)         148.01
     (0.87)         116.98
     (0.99)         202.78
     (2.46)         148.01
---------------------------------------------------------------------------------------------------
     (0.25%)         57.02%
      0.04           63.73
      0.29           97.40
      0.69           56.21
      0.88          102.16
      0.75          127.79
      0.67           98.88
      2.45          133.28
      0.94          167.58
      2.35           19.57
     (0.80)          57.02
     (1.68)          63.73
---------------------------------------------------------------------------------------------------
      1.69%          49.04%
      1.14           49.04
---------------------------------------------------------------------------------------------------
      0.46%          51.07%
     (0.09)          51.07
---------------------------------------------------------------------------------------------------
      7.33%         139.88%
      6.57          105.40
      7.76          138.86
      8.55          140.23
      9.84          130.73
     10.51           72.40
      9.63           71.44
      9.22           54.42
      7.88           68.21
      6.78          139.88
      6.03          105.40
---------------------------------------------------------------------------------------------------
      8.07%          21.97%
      7.35           48.12
      7.73           54.51
      8.79           91.01
     10.20           52.79
     11.12           18.54
     10.59           57.50
     10.55           34.29
     10.82           34.13
      9.93           29.80
     10.80           25.08
      7.52           21.97
      5.16           48.12
---------------------------------------------------------------------------------------------------
      5.04%          96.30%
      4.83           59.84
      4.83           91.03
      5.49          106.89
      6.67          117.92
      6.92           81.17
      6.98           67.45
      7.28           35.44
      7.16           87.03
      6.89           38.00
      8.18           20.15
      4.79           96.30
      4.58           59.84

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL HIGHLIGHTS

(1) Commencement of operations for Growth Class A, Global Class A, IDEX Total Income Trust (predecessor to Flexible Income Class A), AEGON USA Tax-Exempt Portfolio (predecessor to Tax-Exempt Class A) and AEGON USA High Yield Portfolio (predecessor to Income Plus Class A) was May 8, 1986, October 1, 1992, June 29, 1987, April 1, 1985 and June 14, 1985, respectively. Commencement of operations for the Class C shares of Growth, Global, Flexible Income, Tax Exempt and Income Plus was October 1, 1993. Commencement of operations for Class A and Class C shares of Balanced, Capital Appreciation, Aggressive Growth and Equity-Income was December 2, 1994. (See Notes (4), (5) and (6) to Financial Highlights.)

(2) As of October 1, 1992, Growth Class A and Flexible Income Class A discontinued the practice of equalization accounting.

(3) Prior to May 1, 1991, no 12b-1 fees were incurred by Growth Class A shares. Effective May 1, 1991, Growth Portfolio Class A shares incurred 12b-1 fees at the rate of 0.25% in accordance with the Plan of Distribution under Rule 12b-1 of the Investment Company Act of 1940 applicable to those shares. Effective October 1, 1993 Growth Class A shares' 12b-1 fee rate changed from 0.25% to 0.35%. Prior to October 1, 1993, no 12b-1 fees were incurred by Flexible Income Class A shares. Effective October 1, 1993, Flexible Income Portfolio Class A shares incurred 12b-1 fees at the rate of 0.35% in accordance with the Plan of Distribution under Rule 12b-1 of the Investment Company Act of 1940 applicable to those shares.

(4) On October 1, 1993, IDEX Total Income Trust ("IDEX Total") was reorganized into IDEX II Flexible Income Portfolio, which had no prior operating history as of that date. Pursuant to the Agreement and Plan of Reorganization and Liquidation, Flexible Income acquired all of the assets and assumed all of the liabilities of IDEX Total in exchange for Class A shares of Flexible Income. All historical financial information relates to IDEX Total prior to the date it was reorganized into Flexible Income.

(5) On August 5 1992, shareholders of AEGON USA High Yield Portfolio ("AEGON High Yield") approved an Agreement and Plan of Reorganization and Liquidation ("Reorganization Agreement") whereby, on August 7, 1992, AEGON High Yield was reorganized into IDEX II Income Plus (formerly known as IDEX II High Yield Portfolio), which had no prior operating history as of that date. Pursuant to the Reorganization Agreement, Income Plus acquired all of the assets and assumed all the liabilities of AEGON High Yield in exchange for shares of Income Plus. All historical financial information prior to August 7, 1992 relates to AEGON High Yield.

(6) On August 5, 1992, shareholders of AEGON USA Tax-Exempt Portfolio ("AEGON Tax-Exempt") approved an Agreement and Plan of Reorganization and Liquidation ("Reorganization Agreement") whereby, on August 7, 1992, AEGON Tax-Exempt was reorganized into IDEX II Tax-Exempt Portfolio, which had no prior operating history as of that date. Pursuant to the Reorganization Agreement, Tax-Exempt acquired all of the assets and assumed all of the liabilities of AEGON Tax-Exempt in exchange for shares of Tax-Exempt. All historical financial information prior to August 7, 1992 relates to AEGON Tax-Exempt.

(7) Total return has been calculated without deduction of a sales load, if any, on an initial purchase and assumes all dividends and distributions are paid in additional shares. Short periods (where applicable) are not annualized.

(8) For the period ended March 31, 1995, the annualized expense ratios for Tax-Exempt Class A and Class C, Flexible Income Class A and Class C, Balanced Class A and Class C, Equity-Income Class A and Class C, Capital Appreciation Class A and Class C and Aggressive Growth Class A and Class C would have been 1.20% and 1.45%, 2.13% and 2.68%, 3.10% and 3.61%, 3.10% and
    3.63%, 2.97% and 3.50%, 3.04% and 3.55%, respectively, without expense reimbursement by the investment adviser. The following summarizes the expense ratios without expense reimbursement by the investment adviser for those Portfolios whose ratios are net of expense reimbursement for prior periods. Short periods (where applicable) are annualized.

                    Growth                 Global             Flexible Income          Tax-Exempt             Income Plus
               -----------------      -----------------      -----------------      -----------------      -----------------
               Class A   Class C      Class A   Class C      Class A   Class C      Class A   Class C      Class A   Class C
               -------   -------      -------   -------      -------   -------      -------   -------      -------   -------
      1994          -         -            -         -        2.13%     8.59%        1.30%    20.88%            -         -
      1993          -         -        3.65%         -        1.56%         -        1.43%         -            -         -
      1992          -         -            -         -        1.66%         -        1.20%         -            -         -
      1991          -         -            -         -        1.75%         -        1.24%         -        1.21%         -
      1990          -         -            -         -        1.60%         -        0.92%         -        1.44%         -
      1989          -         -            -         -        1.56%         -        1.11%         -        1.09%         -
      1988          -         -            -         -        1.96%         -        1.13%         -        1.11%         -
      1987      1.39%         -            -         -            -         -        1.37%         -        1.20%         -
      1986      2.21%         -            -         -            -         -        2.92%         -        2.25%         -
      1985          -         -            -         -            -         -        5.62%         -        3.96%         -

(9) This rate is calculated by dividing the average value of the Portfolio's long-term investments during the period into the lesser of its respective long-term purchases or sales during the period. Short periods (where applicable) are annualized.

-----------------------------------------------------------------
                       ALTERNATIVE PURCHASE ARRANGEMENTS

     Each Portfolio offers investors a choice of three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

     Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges and/or have a longer-term investment horizon.

     Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. Class B or Class C shares may be appropriate for investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing service and distribution fees; however, these ongoing fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class A shares after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing service and distribution fees.

     Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class A shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in the Fund.

CLASS A SHARES

     Class A shares are offered at net asset value plus any applicable sales charge (the maximum of which for the Growth, Global, Balanced, Capital Appreciation, Aggressive Growth, Equity-Income and Tactical Asset Allocation Portfolios is 5.50% of the public offering price and for the Flexible Income, Tax-Exempt and Income Plus Portfolios is 4.75% of the public offering price). Certain purchases of Class A shares qualify for reduced sales charges. Class A shares of each Portfolio also bear annual service and distribution fees of up to
 .35% of the average daily net assets of that class. (See "Summary of Expenses," "Investment Advisory and Other Services -- Distributor and Distribution and Service Plans" and "Shareholders' Manual -- How to Purchase Shares -- Purchasing Class A Shares.")

CLASS B SHARES

     Class B shares are offered at net asset value per share and are subject to a deferred sales charge if redeemed within six years of purchase. Class B shares are subject to ongoing service and distribution fees at an annual rate of up to 1.00% of the average daily net assets of that class. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A or Class C shares.

     Class B shares will convert automatically to Class A shares of the same IDEX II Portfolio eight years after the end of the calendar month in which the shareholder's order to purchase such Class B shares was accepted. Such conversion will be on the basis of the relative net asset value per share, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of the Class B shares from the burden of the higher service and distribution fees imposed on those shares after they have been outstanding for a period of time sufficient for ISI to have been substantially compensated for distribution expenses related to the Class B shares.

     For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid on Class B shares in a shareholder's Portfolio account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's Portfolio account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A. (See "Summary of Expenses," "Investment Advisory and Other
Services -- Distributor and Distribution and Service Plans" and "Shareholders' Manual -- How to Purchase Shares -- Purchasing Class B Shares").

     Orders for Class B shares of $500,000 or more will be declined.

CLASS C SHARES

     Class C shares are offered at net asset value, without a sales charge. Class C shares of all Portfolios other than the Tax-Exempt Portfolio bear annual service and distribution fees of up to .90% of the average daily net assets of that class. Class C shares of the Tax-Exempt Portfolio may bear annual service and distribution fees of up to .90% of the average daily net assets of that class, although the Tax-Exempt Portfolio currently intends to limit the total of these fees to .60% of the average daily net assets of that Portfolio's Class C shares. The higher service and distribution fees paid by Class C shares are expected to cause that class to have a higher expense ratio and pay lower dividends than Class A shares of the same Portfolio. (See "Summary of Expenses," "Investment Advisory and Other Services -- Distributor and Distribution and Service Plans" and "Shareholders' Manual -- How to Purchase Shares -- Purchasing Class C Shares.")

CHOOSING A CLASS OF SHARES

     The alternative purchase arrangements offered by each Portfolio enable the investor to choose the method of purchasing Portfolio shares that is most beneficial given the amount of the purchase, the length of time the investor intends to hold the shares, and other circumstances. An investor should consider whether, during the anticipated life of his or her investment in the Portfolio, the cumulative service and distribution fees on Class B shares prior to conversion and Class C shares, and contingent deferred sales charges on Class B shares would be less than the applicable initial sales charge and cumulative service and distribution fees on Class A shares purchased at the same time, and to what extent such differential may be offset by the anticipated higher return of Class A shares.

     For example, investors who qualify for significantly reduced sales charges might elect to purchase Class A shares which are subject to lower service and distribution fees and accordingly, are expected to pay correspondingly higher dividends, if any, per share. Investors not qualifying for reduced initial sales charges may nonetheless wish to consider the Class A initial sales charge alternative if they expect to hold their shares for an extended period of time because the cumulative service and distribution fees on Class B and Class C shares may exceed the initial sales charge plus the cumulative service and distribution fees on Class A shares during the life of the investment. Class B and Class C shares are sold without an initial sales charge. Class B shares are subject to a declining contingent deferred sales charge upon certain redemptions. Class B and Class C investors, however, enjoy the benefit of permitting all their dollars to work from the time the investments are made. Any positive investment return on the additional invested amount may offset the higher annual service and distribution fees borne by Class B and Class C shares. There can be, however, no assurance that such a positive return will be achieved. The example under "Summary of Expenses" shows the cumulative expenses an investor would pay over time on a hypothetical $1,000 investment in each class of shares, assuming an annual return of 5%. Actual annual returns, of course, may be higher or lower than 5%.

     Distribution and service expenses incurred by ISI in connection with the sale of Portfolio shares will be paid (1) in the case of Class A shares, from the proceeds of the initial sales charge and the ongoing service and distribution fees on Class A shares; (2) in the case of Class B shares, from the proceeds of the ongoing service and distribution fees on Class B shares and any contingent deferred sales charge incurred upon redemption within six years of purchase; and (3) in the case of Class C shares, from the ongoing service and distribution fees on Class C shares. Brokers and dealers distributing Portfolio shares and other financial institutions entitled to receive compensation for selling such shares may receive different levels of compensation for selling a particular class of shares of the Portfolio rather than the other. INVESTORS SHOULD UNDERSTAND THAT THE PURPOSE AND FUNCTION OF THE CONTINGENT DEFERRED SALES CHARGE AND ONGOING SERVICE AND DISTRIBUTION FEES WITH RESPECT TO THE CLASS B SHARES, AND THE ONGOING SERVICE AND DISTRIBUTION FEES WITH RESPECT TO THE CLASS C SHARES, ARE THE SAME AS THOSE OF THE INITIAL SALES CHARGE AND ONGOING SERVICE AND DISTRIBUTION FEES WITH RESPECT TO CLASS A SHARES.

     Class A, Class B and Class C shares of a Portfolio represent interests in the same portfolio of investments and generally have the same rights, except that each class bears the separate expenses of its service and distribution plan and any other expenses attributable only to that class, has exclusive voting rights with respect to such plan (or any other matters pertaining solely to that class), and has a separate exchange privilege. Dividends and other distributions paid by a Portfolio with respect to its Class A, Class B and Class C shares are calculated in the same manner and declared and paid at the same time. The per share dividends from net investment income on Class B and Class C shares are anticipated to be lower than the per share dividends from net investment income on Class A shares as a result of the higher service and distribution fees applicable to the Class B and Class C shares.

     See "Shareholders' Manual -- How to Purchase Shares -- Purchasing Class A Shares" for a more complete description of the initial sales charges applicable to Class A shares. See "Shareholders' Manual -- How to Purchase
Shares -- Purchasing Class B Shares" for a more complete description of the contingent deferred sales charge applicable to Class B shares. In addition, see "Investment Advisory and Other Services" and "Distributions and Taxes" for information regarding other differences among the three classes.

-----------------------------------------------------------------
                       INVESTMENT OBJECTIVES AND POLICIES

     Each Portfolio is a series of IDEX II Series Fund, an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). All Portfolios other than the Capital Appreciation Portfolio are diversified, while the Capital Appreciation Portfolio is nondiversified. (See "Additional Investment Practices -- Diversification Policies.") Each Portfolio has its own investment objective and policies which are described below. As all investments are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors, there can be no assurance that a Portfolio will, in fact, achieve its investment objective. Each Portfolio's investment objective and unless otherwise noted, its investment policies and practices, may be changed by the Board of Trustees without shareholder approval. A change in the investment objective or policies of a Portfolio may result in the Portfolio having an investment objective or policies different from that which the shareholder deemed appropriate at the time of investment. A Portfolio will not change its investment objective without 30 days prior notice to its shareholders nor will it charge shareholders an exchange fee or redemption fee after such notice and prior to the expiration of such 30 day notice period. However, should a shareholder decide to redeem Portfolio shares because of a change in its investment objective, the shareholder may realize a taxable gain or loss.

IDEX II AGGRESSIVE GROWTH PORTFOLIO

     The investment objective of the Aggressive Growth Portfolio is to seek long-term capital appreciation. The Aggressive Growth Portfolio seeks to achieve its objective by investing in a diversified, actively managed portfolio of equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Aggressive Growth Portfolio may engage in leveraging and options and futures transactions, which are deemed to be speculative and which may cause the Aggressive Growth Portfolio's net asset value to be more volatile than the net asset value of a fund which does not engage in these activities. (See "Additional Investment Practices -- Futures, Options and Other Derivative Instruments" and "Borrowing and Lending." See also "Risk Factors -- Futures, Options and Other Derivative Instruments.")

     Except during temporary defensive periods, the Portfolio invests at least 85% of its net assets in equity securities. It is anticipated that the Aggressive Growth Portfolio will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth owing to factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit volume growth rate. In order to afford the Aggressive Growth Portfolio the flexibility to take advantage of new opportunities for investments in accordance with its investment objective, the Aggressive Growth Portfolio may hold up to 15% of its net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives. To the extent that the Portfolio invests in such securities, investment income may increase and may constitute a large portion of the return realized by the Portfolio and the Portfolio probably will not participate in market advances or declines to the extent that it would if it remained fully invested in common stocks. The Aggressive Growth Portfolio will only invest in convertible debt securities rated in one of the three highest rating categories as determined by Moody's (Aaa, Aa, or A) or S&P (AAA, AA or A).

     The Aggressive Growth Portfolio may invest in both domestic and foreign companies, and may invest up to 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors. (See "Additional Investment Practices -- Foreign Securities.") Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers. (See "Risk Factors -- Foreign Securities.")

     For further information about the Aggressive Growth Portfolio's investment policies, see "Additional Investment Practices" and the Statement of Additional Information.

IDEX II CAPITAL APPRECIATION PORTFOLIO

     The investment objective of the IDEX II Capital Appreciation Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Capital Appreciation Portfolio's investments will be incidental to its primary objective.

     The Capital Appreciation Portfolio will pursue its objective by emphasizing investment in common stocks of companies which will normally have an average market capitalization between $1 billion and $5 billion. Although the Capital Appreciation Portfolio expects to emphasize such securities, it may also invest in smaller or larger companies. Common stock investments are selected in industries and companies that the portfolio manager believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The portfolio manager's analysis and selection process focuses on stocks with earnings growth potential that may not be recognized by the market. Such securities are selected solely for their capital growth potential; investment income is not a consideration. Medium-sized companies may suffer more significant losses as well as realize more substantial growth than larger issuers. Thus, investments in such companies tend to be more volatile than investments in companies with larger market capitalization, and somewhat speculative.

     The Capital Appreciation Portfolio is a nondiversified investment company within the meaning of the 1940 Act, and therefore may be subject to additional risks. (See "Additional Investment Practices -- Diversification Policies.")

     The Capital Appreciation Portfolio may invest in both domestic and foreign companies, although the Capital Appreciation Portfolio will not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors. The selection criteria for domestic issuers apply equally to stocks of foreign issuers. In addition, factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for relative economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign stocks. (See "Additional Investment Practices -- Foreign Securities" and "Risk Factors -- Foreign Securities.")

     Although the Capital Appreciation Portfolio normally invests in common stocks, its cash position may increase when its portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics. The Capital Appreciation Portfolio may also invest in preferred stocks, warrants, U.S. and foreign government securities, corporate bonds and debentures, high-grade commercial paper, certificates of deposit, other debt securities or repurchase agreements when its portfolio manager perceives an opportunity for capital growth from such securities or so that the Capital Appreciation Portfolio may receive a return on its idle cash. To the extent that the Portfolio invests in such securities, investment income may increase and may constitute a large portion of the return realized by the Portfolio and the Portfolio probably will not participate in market advances or declines to the extent that it would if it remained fully invested in common stocks. To the extent that the Capital Appreciation Portfolio invests in debt securities, such securities will primarily be of "investment grade." Investment grade debt securities are considered to be securities rated Baa or higher by Moody's or BBB or higher by S&P, and unrated debt securities that are of comparable quality based on the credit analysis of the Portfolio's sub-adviser. Unrated debt securities are not necessarily of lower grade than rated securities, but they may not be as attractive to many buyers. The Portfolio relies more on the credit analysis of its sub-adviser when investing in debt securities that are unrated. The considerations discussed in the Statement of Additional Information for lower rated debt securities also applies to lower quality unrated debt securities of all types.

     The Capital Appreciation Portfolio may also invest in futures, options and other derivative instruments. (See "Additional Investment Practices -- Futures, Options and Other Derivative Instruments" and "Risk Factors -- Futures, Options and Other Derivative Instruments.") For further information about the Capital Appreciation Portfolio's investment policies, see "Additional Investment Practices" and the Statement of Additional Information.

IDEX II GLOBAL PORTFOLIO

     The investment objective of IDEX II Global Portfolio is long-term growth of capital in a manner consistent with preservation of capital primarily through investments in common stocks of foreign and domestic issuers. The Global Portfolio seeks to invest in companies and other organizations on a worldwide basis regardless of country of organization or place of principal business activity, as well as domestic and foreign governments, government agencies and other governmental entities.

     The Global Portfolio may be appropriate for investors who are seeking a variety of investment goals, including:

* Long-term growth of capital without being limited to investments in U.S. issuers.

* Returns from potential increases in the Portfolio's underlying securities relative to the value of U.S. securities.

* Hedging to an extent against a decline in the value of U.S. securities relative to other countries' securities.

* Diversifying domestic investments by including other countries' securities in the investment portfolio.

     The Global Portfolio seeks to invest substantially all of its assets in common stocks when its portfolio manager believes that the relevant market environment favors profitable investing in those securities. Common stock investments are selected from industries and companies that the portfolio manager believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. These securities are selected solely for their capital growth potential; investment income is not a consideration.

     Although the assets of the Global Portfolio are ordinarily invested in common stocks at most times, the cash position of the Portfolio may increase when the portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics. The Global Portfolio may also invest in government securities, corporate bonds and debentures, high-grade commercial paper, preferred stocks, certificates of deposit, other debt securities or repurchase agreements when its portfolio manager perceives an opportunity for capital growth from such securities, or so that the Portfolio may receive a competitive return on its uninvested cash. The Global Portfolio's investment in the foregoing types of debt securities will be limited to securities of U.S. companies, the U.S. government and foreign governments, and U.S. and foreign governmental agencies and instrumentalities and other governmental entities. When the Global Portfolio invests in such securities, investment income may increase and may constitute a larger portion of the return on the Portfolio's investments, and the Portfolio may not participate in market advances or declines to the extent that it would if it were fully invested in common stock.

     The Global Portfolio's assets are normally invested in securities of issuers from at least five different countries, including the United States, although the Portfolio may at times invest all its assets in fewer than five countries or even a single country. When recommending allocations of the Portfolio's investments among geographic regions and individual countries, and among assets denominated in U.S. and foreign currencies, the portfolio manager considers various factors which may include: prospects for relative economic growth among countries, regions or geographic areas; expected levels of inflation; government policies influencing business conditions; and the outlook for currency relationships. Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers. (See "Additional Investment Practices -- Foreign Securities" and "Risk
Factors -- Foreign Securities.")

     The Global Portfolio may also invest in futures, options and other derivative instruments. (See "Additional Investment Practices -- Futures, Options and Other Derivative Instruments" and "Risk Factors -- Futures, Options and Other Derivative Instruments.") For further information about the Global Portfolio's investment policies, see "Additional Investment Practices" and the Statement of Additional Information.

IDEX II GROWTH PORTFOLIO

     The only investment objective of IDEX II Growth Portfolio is growth of capital. The Growth Portfolio seeks to achieve its objective primarily through investment in common stocks listed on a national securities exchange or on NASDAQ and which the Portfolio's sub-adviser believes have a good potential for capital growth. The Growth Portfolio seeks to invest substantially all of its assets in common stocks when its portfolio manager believes that the relevant market environment favors profitable investing in those securities. Common stock investments are selected from industries and companies that the portfolio manager believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The portfolio manager's analysis and selection process focuses on stocks with earnings growth potential that may not be recognized by the market. These securities are selected solely for their capital growth potential; investment income is not a consideration.

     Although the Growth Portfolio's assets will be invested primarily in common stocks at most times, the cash position of the Portfolio may increase when the portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics. The Portfolio may also invest in U.S. government securities, high grade commercial paper, corporate bonds and debentures, warrants, preferred stocks, certificates of deposit of commercial banks, other debt securities or repurchase agreements when its portfolio manager perceives an opportunity for capital growth from such securities, or so that the Growth Portfolio may receive a return on its uninvested cash. When the Growth Portfolio invests in such securities, investment income will likely increase and may constitute a larger portion of the return on the Portfolio's investments than if the Portfolio were fully invested in common stocks. (See "Distributions and Taxes.")

     The Growth Portfolio may invest in both domestic and foreign companies, although the Growth Portfolio will not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors. (See "Additional Investment Practices -- Foreign Securities.") Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers. (See "Risk Factors -- Foreign Securities.")

     The Growth Portfolio may also invest in futures, options and other derivative instruments. (See "Additional Investment Practices -- Futures, Options and Other Derivative Instruments" and "Risk Factors -- Futures, Options and Other Derivative Instruments.") For further information about the Growth Portfolio's investment policies, see "Additional Investment Practices" and the Statement of Additional Information.

IDEX II EQUITY-INCOME PORTFOLIO

     The investment objective of the Equity-Income Portfolio is to provide current income, long-term growth of income and capital appreciation. The Equity-Income Portfolio seeks to achieve its objective by investing primarily in common stocks, income producing securities convertible into common stock, and fixed-income securities. In seeking current income and growth opportunities, the Equity-Income Portfolio will primarily select companies with established operating histories and potential for dividend growth. The Equity-Income Portfolio seeks to achieve an income yield in excess of the dividend income yield of the Standard & Poor's 500 Index.

     In selecting equity securities and securities convertible into equity securities for the Equity-Income Portfolio, the portfolio manager typically seeks companies which exhibit strong fundamental characteristics and considers factors such as balance sheet quality, cash flow generation, earnings and dividend growth record and outlook, and profitability levels. The portfolio manager presently intends to consider these and other fundamental characteristics in determining attractive investment opportunities. However, the portfolio manager may select securities based on factors other than those described above. Shares of companies with undervalued assets may also be owned by the

Equity-Income Portfolio; the portfolio manager's objective in investing in such undervalued companies is to purchase shares of these companies at a discount to net asset value and have the investment accrue to that value over time.

     The Equity-Income Portfolio seeks to invest its assets primarily in income producing common or preferred stock when the portfolio manager believes that the relevant market environment favors profitable investing in those securities. The remaining assets of the Equity-Income Portfolio will ordinarily be invested in debt obligations, typically many of which will be convertible into common stock, and other fixed-income securities. However, the Equity-Income Portfolio may increase its cash position when the portfolio manager determines that investment opportunities with desirable risk/reward characteristics are unavailable. The Equity-Income Portfolio does not presently intend to invest more than 20% of its total assets in equity securities which do not pay a dividend. It is anticipated that a majority of the equity securities in which the Equity-Income Portfolio invests will be listed on a national securities exchange or traded on NASDAQ or in the U.S. over-the-counter market.

     The Equity-Income Portfolio may invest in U.S. government securities, corporate bonds and debentures, high-grade commercial paper, preferred stocks or certificates of deposit when the portfolio manager perceives attractive opportunities from such securities, or so that the Equity-Income Portfolio may receive a competitive return on its uninvested cash. The Portfolio may invest in debt securities of U.S. and foreign issuers.

     To the extent that the Equity-Income Portfolio invests in debt securities, such securities will primarily be of "investment grade." Investment grade debt securities are considered to be securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P"), and unrated debt securities that are of comparable quality based on the credit analysis of the Portfolio's sub-adviser. Unrated debt securities are not necessarily of lower grade than rated securities, but they may not be as attractive to many buyers. The Portfolio relies more on the credit analysis of its sub-adviser when investing in debt securities that are unrated. The considerations discussed in the Statement of Additional Information for lower rated debt securities also applies to lower quality unrated debt securities of all types. When the Portfolio invests in fixed-income debt securities, regardless of investment grade, investment income may increase and may constitute a larger portion of the return on the Equity-Income Portfolio's investments, and the Equity-Income Portfolio may not participate in stock market advances or declines to the extent that it would if it were fully invested in equity securities.

     Investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P.

     The Equity-Income Portfolio may invest in both domestic and foreign companies, although the Equity-Income Portfolio may not invest more than 10% of its net assets at the time of purchase in the securities of foreign issuers and obligors. (See "Additional Investment Practices -- Foreign Securities.") Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers. (See "Risk
Factors -- Foreign Securities.")

     For more information about the Equity-Income Portfolio's investment policies, see "Additional Investment Practices" and the Statement of Additional Information.

IDEX II TACTICAL ASSET ALLOCATION PORTFOLIO

     The investment objective of the Tactical Asset Allocation Portfolio is preservation of capital and competitive investment returns. The Tactical Asset Allocation Portfolio will strive to maintain positive performance in market declines through a reduction in equity exposure. In market advances, the portfolio manager attempts to enhance the value of the Portfolio by overweighting the amount of equity exposure as a percentage of total assets. The Tactical Asset Allocation Portfolio seeks to achieve its objective by investing primarily in stocks, United States Treasury bonds, notes and bills, and money market funds. The Portfolio will seek to achieve income yield in excess of the dividend income yield of the S&P's Index of 500 Common Stocks.

     The principles by which the Portfolio makes its stock selections are based on value investing -- combining safety of principal with above average returns. A company is attractive if it is reasonably priced and the portfolio manager believes it will perform better than the current expectations for earnings/cash flow over the next several years.

     The Portfolio's focus is on primarily high quality, liquid, large capitalization stocks. The selection process starts with a "bottoms up" screening of the market in an attempt to identify stocks that are statistically undervalued based on financial characteristics such as Price to Cash Flow, Price to Sales, Price to Earnings, Dividend Yield, and Return on Equity relative to the stock's historical norms. The portfolio manager seeks to preserve a "margin of safety" which is critical to the preservation of capital. However, the portfolio manager believes that investors' expectations and the company's operating performance ultimately determine which statistically "undervalued" stocks make good investments. The portfolio manager's research staff seeks to identify stocks that are likely to provide investors with consistently positive investment performance, taking into account projected future cash flows, earnings and dividends. Finally, undervalued stocks, by definition, are out of favor with most investors. Therefore, the analysis of the portfolio manager includes a thorough review of the risks surrounding the stocks. The portfolio manager's goal is to choose stocks which the market has undervalued based on "overreaction" to perceived risks. A stock's fundamentals dominate the selection process. However, technical analysis is used to improve the timeliness of the portfolio manager's trading decisions.

     The portfolio manager utilizes a series of linear statistical models that attempt to forecast total stock market returns for both short (12 to 18 months) and long (36 to 60 months) run time periods. These time series models are developed by the sub-adviser to assist in comparing the anticipated risks and rewards of holding stocks versus treasury notes and money market funds, and to determine when the sub-adviser "tactically" adjusts asset allocation through a gradual shifting of assets among stocks, U.S. Treasury bonds and notes, and money market funds. A combination of fundamental, technical, subjective and monetary variables are used in the forecasting models.

     The Portfolio seeks to invest its assets primarily in income producing common or preferred stock when the portfolio manager believes that the relevant market environment favors profitable investing in those securities. The remainder of the Portfolio will ordinarily be invested in debt obligations, typically some of which will be convertible into common stock. However, the Portfolio may increase its cash position when the portfolio manager determines that investment opportunities with desirable risk/reward characteristics are unavailable. The Portfolio does not presently intend to invest more than 20% of its total assets in equity securities which do not pay a dividend. It is anticipated that almost all of the equity securities in which the Portfolio invests will be listed on a national securities exchange or on NASDAQ or will be traded in the U.S. over-the-counter market.

     The Tactical Asset Allocation Portfolio may invest in both domestic and foreign companies, although it will not invest more than 25% of its total assets at the time of purchase in the securities of foreign issuers and obligers. The selection criteria for domestic issuers apply equally to stocks of foreign issuers. In addition, factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for relative economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign stocks. (See "Additional Investment Practices -- Foreign Securities" and "Risk Factors -- Foreign Securities.")

     The Portfolio may invest in U.S. government securities, corporate bonds and debentures, high-grade commercial paper, preferred stocks, certificates of deposit or other securities of U.S. issuers when the portfolio manager perceives attractive opportunities from such securities, or so that the Portfolio may receive a competitive return on its uninvested cash. The Portfolio may only invest in debt securities of U.S. issuers. U.S. government securities are securities issued by or guaranteed by the U.S. government or its agencies or instrumentalities. U.S. government securities have varying degrees of government backing. They may be backed by the credit of the U.S. government as a whole or only by the issuing agency or instrumentality. For example, securities issued by the Financing Corporation are supported only by the credit of the Financing Corporation, and not by the U.S. government. Securities issued by the Federal Home Loan Banks and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury bonds, notes, and bills, and some agency securities, such as those issued by the Government National Mortgage Association
(GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality U.S. government securities. The Portfolio itself, and its share price and yield, are not guaranteed by the U.S. government.

     Corporate debt securities in which the Portfolio may invest will have a rating within the four highest grades as determined by Moody's (Aaa, Aa, A, or Baa) or S&P (AAA, AA, A, or BBB). Bonds rated Baa by Moody's or BBB by S&P are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security for such bonds appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics. In the event that ratings decline after the Portfolio's investment in securities, the portfolio manager will consider all such factors as it deems relevant to the advisability of retaining such securities. To the extent that the Portfolio invests in fixed-income debt securities, regardless of investment grade, investment income may increase and may constitute a larger portion of the return on the Portfolio's investments, and the Portfolio may not participate in stock market advances or declines to the extent that it would if it were fully invested in equity securities.

     Investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P.

     The Portfolio may invest up to 10% of its total assets in money market funds, within limits imposed by the 1940 Act upon investment by the Portfolio in other investment companies. The Portfolio will indirectly bear its proportionate share of any investment advisory fees and expenses paid by the funds in which it invests, in addition to the investment advisory fee and expenses paid by the Portfolio. If the forecasting models predict a decline in the stock market, the portfolio manager will reduce equity exposure which will increase the Portfolio's cash position, including investment in money market funds. (See the Statement of Additional Information -- "Other Policies and Practices of the Portfolios.")

     The Portfolio may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of decline in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which the Portfolio may invest are subject to the same rating criteria as the Portfolio's investment in non-convertible debt securities.

     For more information about the Tactical Asset Allocation Portfolio's investment policies, see "Additional Investment Practices" and the Statement of Additional Information.

IDEX II BALANCED PORTFOLIO

     The investment objective of the Balanced Portfolio is long-term capital growth, consistent with preservation of capital and balanced by current income. The Balanced Portfolio is designed for investors who want to participate in the equity markets through a more moderate investment than a pure growth fund. Investments in income-producing securities are intended to result in a portfolio that provides a more consistent total return than may be attainable through investing solely in growth stocks. The Balanced Portfolio is not designed for investors who desire a consistent level of income.

     The Balanced Portfolio normally invests 40 - 60% of its assets in equity securities selected primarily for growth potential and 40 - 60% of its assets in fixed income securities. At least 25% of its assets will be invested in fixed income senior securities, which include corporate debt and preferred stocks. The Balanced Portfolio may shift assets between the growth and income portions of its portfolio based on its portfolio manager's analysis of the relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, then the Balanced Portfolio will place a greater emphasis on that component.

     The growth component of the Balanced Portfolio is expected to consist primarily of common stocks. Common stock investments are selected in industries and companies that the portfolio manager believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The portfolio manager's analysis and selection process focuses on stocks with earnings growth potential that may not be recognized by the market. The Balanced Portfolio may invest for capital growth in any type of equity security that its portfolio manager believes will benefit from economic trends, promising technologies, products or other opportunities.

     Although the growth component of the Balanced Portfolio's assets will be invested primarily in common stocks at most times, the cash position of the Portfolio may increase when the portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics. The Portfolio may also invest in U.S. government, high grade commercial paper, corporate bonds and debentures, warrants, preferred stocks, certificates of deposit of commercial banks, other debt securities or repurchase agreements when its portfolio manager perceives an opportunity for capital growth from such securities, or so that the Balanced Portfolio may receive a return on its uninvested cash. When the Balanced Portfolio invests in such securities, investment income will likely increase and may constitute a larger portion of the return on the Portfolio's investments than if the growth component of the portfolio were fully invested in common stocks. (See "Distributions and Taxes.")

     The income component of the Balanced Portfolio may consist of all types of income-producing securities, including common stocks selected primarily for their dividend payments, preferred stocks, convertible securities and debt securities of corporate and government issuers. Because income is a consideration in selecting securities, the Balanced Portfolio may select equity securities on the basis of growth potential, dividend-paying properties, or some combination of both. To the extent that the Balanced Portfolio invests in debt securities, such securities will primarily be of "investment grade." Investment grade debt securities are considered to be securities rated Baa or higher by Moody's or BBB or higher by S&P, and unrated debt securities that are of comparable quality based on the credit analysis of the Portfolio's sub-adviser. Unrated debt securities are not necessarily of lower grade than rated securities, but they may not be as attractive to many buyers. The Portfolio relies more on the credit analysis of its sub-adviser when investing in debt securities that are unrated. The considerations discussed in the Statement of Additional Information for lower rated debt securities also applies to lower quality unrated debt securities of all types.

     The Balanced Portfolio may invest in both domestic and foreign companies, although the Balanced Portfolio will not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors. The selection criteria for domestic issuers apply equally to securities of foreign issuers. In addition, factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for relative economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign stocks. (See "Additional Investment Practices -- Foreign Securities" and "Risk Factors -- Foreign Securities.")

     The Balanced Portfolio may also invest in futures, options and other derivative instruments. (See "Additional Investment Practices -- Futures, Options and Other Derivative Instruments" and "Risk Factors -- Futures, Options and Other Derivative Instruments.") For further information about the Balanced Portfolio's investment policies, see "Additional Investment Practices" and the Statement of Additional Information.

IDEX II FLEXIBLE INCOME PORTFOLIO

     The investment objective of IDEX II Flexible Income Portfolio is to obtain maximum total return for its shareholders, consistent with preservation of capital, by actively managing a portfolio of income-producing securities. Securities are selected because they offer the potential for the highest total return from a combination of current income and capital appreciation. The Flexible Income Portfolio is designed for those investors who want participation in a broad array of income-producing securities, and/or those investors who desire a more consistent level of income from their securities investments. Because of this emphasis, income rather than capital appreciation will normally be the dominant component of total return. In evaluating investment opportunities, the portfolio manager gives special emphasis to corporate debt securities which offer higher yield but more risk than higher grade securities.

     The Flexible Income Portfolio may invest in virtually all types of income-producing securities. The Portfolio may purchase domestic or foreign securities issued by companies or by governments or governmental agencies. As a fundamental policy, the Flexible Income Portfolio will invest at least 80% of its assets in income-producing securities. The Flexible Income Portfolio may purchase debt securities of any maturity and the average maturity of its portfolio may vary substantially, depending on its portfolio manager's analysis of market, economic and financial conditions. The Portfolio has no pre-established quality standards and may invest in debt securities of any quality, including lower rated bonds that may offer higher yields because of the greater risks involved in such investments. Debt securities rated below investment grade by the primary rating agencies (Moody's Investor Service, Inc. ("Moody's") and Standard and Poor's Ratings Group ("S&P")) generally constitute lower rated securities.

     The Flexible Income Portfolio may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the portfolio manager may treat such securities as unrated debt.

     Appendix A of this Prospectus contains a description of bond rating categories and includes a table showing the portfolio composition of the Flexible Income Portfolio at March 31, 1995. The Portfolio may deliberately vary the overall quality of its portfolio and at times, may have substantial holdings of high-yield/high risk bonds or unrated bonds of foreign and domestic issuers. These securities involve additional risks, which are described in detail under "Risk Factors -- High Yield/High Risk Bonds."

     The Flexible Income Portfolio may invest up to 50% of its assets in foreign securities denominated in foreign currency and not publicly traded in the United States, provided that no more than 25% of its assets may be invested in the securities of the government or private issuers of any one foreign country. In addition, the Flexible Income Portfolio may invest in foreign issuers through the purchase of American Depositary Receipts and similar securities. (See "Additional Investment Practices -- Foreign Securities.") Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers. (See "Risk Factors -- Foreign Securities.")

     The Flexible Income Portfolio may also purchase mortgage and other asset-backed securities, preferred stocks, income-producing common stocks or securities convertible into common stocks if such securities appear to offer the best opportunity for maximum total return.

     The Flexible Income Portfolio may also invest in futures, options and other derivative instruments. (See "Additional Investment Practices -- Futures, Options and Other Derivative Instruments" and "Risk Factors -- Futures, Options and Other Derivative Instruments.") For further information about the Flexible Income Portfolio's investment policies, see "Additional Investment Practices" and the Statement of Additional Information, including Appendix A.

IDEX II INCOME PLUS PORTFOLIO

     The investment objective of IDEX II Income Plus Portfolio is to provide as high a level of current income as is consistent with the avoidance of excessive risk. The Portfolio's efforts to avoid excessive risk may preclude the realization of the highest available income yields. In seeking a high level of income, the Income Plus Portfolio may nevertheless invest in securities whose degree of investment risk may make investment in the Portfolio unsuitable for investors without alternate sources of income unless such investment is made as part of a diversified personal investment portfolio.

     The Income Plus Portfolio attempts to invest in securities that offer the highest yield without excessive risk at the time of investment. The Income Plus Portfolio seeks to achieve its objective by investing in a diversified portfolio of fixed-income and convertible debt securities and dividend paying common, preferred and convertible preferred stocks. Although yields on convertible securities are often lower than yields on nonconvertible bonds and preferred stocks of comparable investment quality, the Income Plus Portfolio may invest in convertible securities if the total return is expected to provide higher current income than nonconvertible securities. The Income Plus Portfolio may also hold or invest in common stocks which are acquired in conversion or exchange of, or in a unit offering with, fixed-income securities. Appendix A of the Statement of Additional Information contains a brief description of the principal types of short-term securities in which the Income Plus Portfolio may invest.

     When consistent with the Portfolio's investment objective and policies and in the judgment of the portfolio manager warranted by market conditions, or when deemed appropriate by the portfolio manager for defensive purposes under certain market and economic conditions, the Income Plus Portfolio may temporarily invest some or all of its assets in short-term obligations such as (a) commercial paper and bankers' acceptances of U.S. banks; (b) U.S. dollar-denominated obligations of U.S. bank branches located outside the United States and of U.S. branches of foreign banks; (c) U.S. dollar-denominated time deposits (subject to certain limitations -- see "Investment Restrictions of the IDEX II Income Plus Portfolio" in the Statement of Additional Information) and certificates of deposit; and (d) obligations of, or guaranteed as to principal and interest by, the U.S. government or its agencies or instrumentalities. (See the Statement of Additional Information, "Appendix A -- Short-Term Obligations.") Before acquiring any of the foreign short-term bank obligations noted above, the portfolio manager will consider a variety of factors which may include the political and economic condition in a country, the prospect for changes in the value of its currency or currency controls, expropriation or nationalization, and interest payment limitations, based on existing or prior actions of the foreign government. Such risks, however, cannot be entirely eliminated for any foreign obligation. (See "Risk Factors -- Foreign Securities.")

     In addition to the investment policy described below which prohibits investments by the Income Plus Portfolio in securities rated below "B" or "b" (or unrated issues determined to be of comparable quality to securities rated below such ratings), the Portfolio is subject to an operating policy intended to reduce certain investment risks. Under this operating policy, (a) the Income Plus Portfolio may not invest in commercial paper of corporate issuers which is rated below Prime-2 by Moody's or A-2 by S&P (or if unrated, determined by the portfolio manager to be of comparable quality to securities rated below Prime-2 or A-2); and (b) the Income Plus Portfolio may not invest in other rated corporate securities if, after such investment, more than 50% of the Portfolio's total holdings of securities (other than commercial paper) would then be rated below the four highest rating categories of either Moody's or S&P, or if unrated, are determined by the portfolio manager to be of comparable quality.

     Appendix A of this Prospectus contains a description of bond rating categories and includes a table showing the portfolio composition of the Income Plus Portfolio at March 31, 1995. These securities involve certain risks, which are described in detail under "Risk Factors -- High Yield/Risk Bonds."

     Securities rated in the fourth rating category for bonds (Moody's "Baa"; S&P's "BBB") and preferred stocks (Moody's "baa"; S&P's "BBB") are considered medium grade investments with certain speculative characteristics; and although they have adequate earnings and asset protection at the time the rating is accorded, such protection may be questionable over any great length of time. Adverse economic conditions or changing circumstances are more likely to weaken the payment or repayment capacity of such securities than that of higher rated securities. There is no specific limitation on the proportion of the Income Plus Portfolio's securities which may be made up of securities rated in Moody's or S&P's fourth highest rating category.

     The Income Plus Portfolio will not invest in rated securities that, at the time of investment, are rated below "B" by Moody's or "B" by S&P ("b" in the case of Moody's preferred stock ratings) or, if unrated, are judged by the portfolio manager not to possess investment qualities at least equivalent to a "B" or "b" rating. In the event that ratings decline after the Income Plus Portfolio's investment in securities, the portfolio manager will consider such factors as it deems relevant to the advisability of retaining such securities. The portfolio manager uses but does not place sole reliance on credit ratings in evaluating bonds and determining the credit quality of the issuer.

     The Income Plus Portfolio may also invest in certain types of derivative instruments. (See "Additional Investment Practices -- Futures, Options and Other Derivative Instruments" and "Risk Factors -- Futures, Options and Other Derivative Instruments.") For further information about the Income Plus Portfolio's investment policies, see "Additional Investment Practices" and the Statement of Additional Information.

IDEX II TAX-EXEMPT PORTFOLIO

     The investment objective of IDEX II Tax-Exempt Portfolio is to provide maximum current interest income exempt from federal income tax in a manner consistent with preservation of capital. Securities in which the Tax-Exempt Portfolio invests may not yield as high a level of current income as securities of lower quality which generally have less liquidity, greater market risk and more fluctuation. The Portfolio's goal of preserving capital may preclude realization of the highest available income yields. The Portfolio's tax-exempt income objective may make it an unsuitable investment for tax-exempt entities or persons in low income tax brackets.

     The tax-exempt securities in which the Tax-Exempt Portfolio invests include obligations issued by states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the interest from which, in the opinion of bond counsel, is exempt from federal income tax ("Municipal Obligations"). Income from Municipal Obligations which is exempt from federal income tax may be subject to state and local tax and may constitute an item of preference for determining the federal alternative minimum tax. Municipal Obligations with maturities of at least one year when issued are generally referred to as "Municipal Bonds," while those with shorter maturities of from 6 months to 3 years are generally referred to as "Municipal Notes." It is anticipated that the weighted average maturity of securities in the Tax-Exempt Portfolio will be between 20 and 35 years in non-defensive periods.

     Ordinarily, at least 80% of the Tax-Exempt Portfolio's total net assets will be invested in Municipal Obligations, except to the extent the Portfolio invests in Temporary Investments, as discussed below. In addition, the Tax-Exempt Portfolio normally invests at least 75% of its total net assets in one or a combination of (a) Municipal Obligations which at the time of purchase are rated within the four highest ratings assigned by Moody's or S&P; (b) municipal commercial paper rated at the time of purchase within the highest grade assigned by Moody's or S&P; and (c) unrated Municipal Notes of issuers which at the time of purchase have outstanding at least one issue of Municipal Bonds rated within the four highest ratings of Moody's or S&P. The Tax-Exempt Portfolio may invest up to 25% of its total net assets in unrated Municipal Obligations when in the opinion of its portfolio manager such unrated securities are comparable in quality to securities rated within the four highest ratings of Moody's or S&P.

     The Tax-Exempt Portfolio may also invest in floating and variable rate Municipal Obligations or participation interests therein, provided the interest thereon is exempt from federal income tax and when, in the opinion of its portfolio manager, the quality of the underlying creditor or bank is equivalent to the four highest ratings of Moody's or S&P for long-term bonds and/or the two highest ratings of Moody's for short-term Municipal Notes.

     At times, the Tax-Exempt Portfolio may temporarily invest up to 20% of its total net assets in taxable securities ("Temporary Investments") due to market conditions, pending the investment of proceeds from purchases of its shares or proceeds from sales of portfolio securities, or to provide highly liquid securities to meet anticipated redemptions. The Tax-Exempt Portfolio may also temporarily invest more than 20% of its total net assets in Temporary Investments when, in the judgment of the portfolio manager, a defensive position is required in anticipation of a decline in the market value of portfolio securities. Temporary Investments may consist of the following fixed-income, short-term securities: (a) obligations of, or guaranteed as to principal and interest by, the United States Government or its agencies or instrumentalities ("Government securities"); (b) certificates of deposit issued by domestic banks with assets of at least $1 billion and having deposits insured by the Federal Deposit Insurance Corporation; (c) repurchase agreements with respect to Government securities; and (d) commercial paper rated P-1 by Moody's or A-1 by S&P.

     The ratings of Moody's and S&P represent their respective opinions of the quality of the Municipal Obligations they undertake to rate and such ratings are general and are not absolute standards or warranties of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields, while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield. An investor interested in the characteristics of securities carrying the various investment ratings of Moody's and S&P is referred to Appendix A of this Prospectus.

     Municipal Bonds and Notes rated in Moody's or S&P's fourth rating category are considered medium-grade obligations, have an "adequate" capacity to pay interest and repay principal and are neither highly protected nor poorly secured. Such bonds lack outstanding investment characteristics and have certain speculative characteristics. Bonds in this category may be more adversely affected by changes in circumstances and economic conditions than higher rated bonds. The Tax-Exempt Portfolio's operating policies place no specific limitations on the proportion of its portfolio which may be made up of such bonds, so long as the portfolio manager believes that the Portfolio's objective of preserving invested capital is being met.

     While ratings at the time of purchase will determine which securities are eligible to be acquired by the Tax-Exempt Portfolio, a subsequent reduction in rating will not require the Tax-Exempt Portfolio to dispose of the securities. Unrated municipal securities may be less liquid and therefore, their purchase by the Tax-Exempt Portfolio may entail somewhat greater risk than comparable but rated Municipal Obligations. Investment in Municipal Obligations with lower Moody's or S&P ratings may produce a higher yield than securities rated within the four highest ratings of Moody's or S&P (or judged of comparable quality). However, the added risk of lower quality securities might not be consistent with the Tax-Exempt Portfolio's objective of preservation of capital.

     A period of rising commercial interest rates may adversely affect the value of the Tax-Exempt Portfolio and the net asset value per share and may require rapid portfolio turnover. Temporary Investments which may have lower yields and produce income taxable to shareholders may also be made in periods of rising commercial interest rates, as the risk of issuer default on principal and interest payments increases in the tax-exempt securities market. Portfolio values will tend to increase in periods of falling commercial interest rates.

     Because yields from Municipal Obligations are typically lower than yields on securities of comparable quality producing taxable income, the Tax-Exempt Portfolio is not well suited as an investment vehicle for tax-exempt retirement programs (e.g., individual retirement accounts and qualified pension trusts) which cannot benefit from tax-exempt income and whose distributions are taxable to recipients as ordinary income, despite the underlying source of the distribution (that is, tax-exempt or capital gain dividends and redemption proceeds) when received by the retirement plan. Similarly, the benefits of tax-exempt income from investment in the Tax-Exempt Portfolio will be greater for persons with higher taxable incomes than for persons in lower income tax brackets.

     Congress has periodically considered proposals to restrict or eliminate the federal income tax exemption for interest on certain types of or on all Municipal Obligations. Enactment of legislation affecting the tax-exempt status of Municipal Obligations would affect their availability for investment and the value of the Tax-Exempt Portfolio's assets.

     For more information about the Tax-Exempt Portfolio's investment policies, see "Additional Investment Practices" and the Statement of Additional Information. For a further discussion of various types of Municipal Obligations and Temporary Investments and certain risks relating to each, see Appendix A of the Statement of Additional Information.

-----------------------------------------------------------------
                        ADDITIONAL INVESTMENT PRACTICES

FOREIGN SECURITIES

     Each of the Growth, Balanced, Capital Appreciation, Aggressive Growth and Tactical Asset Allocation Portfolios may invest up to 25% of its assets, directly or indirectly, in foreign securities. The Global Portfolio may invest without limit in foreign securities. The Equity Income Portfolio may invest up to 25% of its assets, directly or indirectly, in foreign securities, provided that no more than 10% of its assets may be invested directly in foreign securities which are denominated in foreign currency and not publicly traded in the United States. The Flexible Income Portfolio may invest up to 50% of its assets, directly or indirectly, in foreign securities, provided that no more than 25% of its assets may be invested in the securities of the government or private issuers of any one foreign country.

     Subject to the foregoing limitations, these Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. If appropriate and available, in addition to investing directly in foreign securities, and subject to each Portfolio's particular investment objectives, policies and practices, these Portfolios may also purchase foreign securities through American Depositary Receipts ("ADRs") or American Depositary Shares ("ADSs"), which are dollar-denominated receipts that are issued by domestic banks or securities firms, are publicly traded in the United States, and may not involve the same direct currency and liquidity risks as securities denominated in foreign currency. These Portfolios may also indirectly invest in foreign securities through European Depositary Receipts ("EDRs"), which are typically issued by European banks, Global Depositary Receipts ("GDRs"), which may be issued by either domestic or foreign banks, and other types of receipts evidencing ownership of the underlying foreign securities. Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers. (See "Risk Factors -- Foreign Securities.")

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

     Subject to certain limitations described in the Statement of Additional Information, the Growth, Global, Flexible Income, Balanced, Capital Appreciation, Aggressive Growth, Equity-Income and Tactical Asset Allocation Portfolios may write and purchase options on securities as well as engage in transactions involving options on securities or foreign currencies, futures contracts, options on futures contracts, forward currency contracts, and interest rate swaps, caps and floors for hedging and other appropriate purposes. These instruments are commonly referred to as "derivatives." Each of these Portfolios may engage in such strategies to attempt to reduce the overall level of investment risk that normally would be expected to be associated with a Portfolio's securities and, in particular, to attempt to manage the Portfolio's foreign currency exposure and to attempt to protect the Portfolio against market movements that might adversely affect the value of the Portfolio's securities or the price of securities that the Portfolio is considering purchasing. The Growth, Global, Balanced and Capital Appreciation Portfolios will limit their use of futures contracts and related options for purposes other than bona fide hedging such that the aggregate initial margin and premiums required to establish any non-hedging positions will not exceed 5% of the fair market value of a Portfolio's net assets.


     The Flexible Income Portfolio may also write and purchase options on securities to attempt to enhance income. The Flexible Income Portfolio may write call options on futures contracts when it owns equivalent securities that it is willing to sell at the level of the exercise price of the call. The writing of such options creates an obligation, but offers the Flexible Income Portfolio the opportunity to attempt to enhance income or to purchase or sell securities at prices more favorable than might otherwise be obtained. The Flexible Income Portfolio will limit its use of futures contracts and related options for purposes other than bona fide hedging such that the aggregate initial margin and premiums required to establish any non-hedging positions will not exceed 5% of the fair market value of a Portfolio's net assets.


     The Income Plus Portfolio may purchase and sell contracts for the future delivery of fixed-income securities at an established price, commonly referred to as "interest rate futures contracts," to attempt to hedge against declines in the value of its holdings of long-term debt securities. The Income Plus Portfolio may invest in interest rate futures contracts only as a hedge against anticipated interest rate changes that would adversely affect the value of portfolio securities. The Income Plus Portfolio will not use futures contracts for speculation or to leverage the Portfolio. The Income Plus Portfolio will maintain cash or cash equivalents equal in value to the market value of futures contracts purchased (less related margin deposits) to assure that the Portfolio's position is fully collateralized and that its use of futures contracts is unleveraged.


     Subject to the following limitations, the Aggressive Growth Portfolio intends to use derivative instruments for hedging purposes as well as to attempt to enhance income. The Aggressive Growth Portfolio may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets. The Aggressive Growth Portfolio does not intend to write any put options. The Aggressive Growth Portfolio may only buy options that are listed on a national securities exchange. The Aggressive Growth Portfolio will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Portfolio's total assets, although no more than 5% will be committed to transactions entered into for non-hedging purposes.


     The Aggressive Growth Portfolio will purchase and sell stock index futures contracts and options on stock index futures contracts solely for hedging or other permissible risk-management purposes, such as protecting the price of a security the Aggressive Growth Portfolio intends to buy, but not for purposes of speculation. Aggregate initial margins and premiums on such investments may not constitute more than 5% of the Aggressive Growth Portfolio's assets.

     The Equity-Income and Tactical Asset Allocation Portfolios currently do not intend to purchase or sell any of these types of instruments, although they may do so in the future.

     There can be no assurance that the use of these instruments by a Portfolio will assist it in achieving its investment objective. The use of futures contracts, options and other derivative instruments also involves certain risks. (See "Risk Factors -- Futures, Options and Other Derivative Instruments.") Further information on these instruments, hedging strategies and risk considerations relating to them is set forth in the Statement of Additional Information.

MORTGAGE-AND OTHER ASSET-BACKED SECURITIES

     Each Portfolio may invest up to 25% of its net assets in mortgage-and other asset-backed securities. These securities are subject to prepayment risk, that is, the possibility that prepayments on the underlying mortgages or other loans will cause the principal and interest on the securities to be paid prior to their stated maturities. Unscheduled prepayments are more likely to accelerate during periods of declining long-term interest rates. In the event of a prepayment during a period of declining interest rates, a Portfolio may be required to invest the unanticipated proceeds at a lower interest rate. Prepayments during such periods will also limit a Portfolio's ability to participate in as large a market gain as may be experienced with a comparable government security not subject to prepayment.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS

     Each Portfolio, other than the Tax-Exempt and Tactical Asset Allocation Portfolios, may purchase securities on a when-issued or delayed delivery basis and may enter into contracts to purchase securities for a fixed price at a future date beyond normal settlement time ("forward commitments"). However, each of the Growth, Global and Flexible Income Portfolios does not intend to invest more than 20% of its assets in when-issued securities. The Tax-Exempt Portfolio may purchase Municipal Bonds on a "when-issued" or "delayed delivery" basis. The Portfolios bear the risk that the value of such securities may change prior to delivery of the security and the risk that the seller may not complete the transaction.

ILLIQUID SECURITIES

     Each of the Growth, Global, Flexible Income, Balanced, Capital Appreciation, Aggressive Growth, Equity-Income and Tactical Asset Allocation Portfolios may invest up to 15%, and each of the Tax-Exempt and Income Plus Portfolios may invest up to 10%, of its net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions on resale. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Portfolio may be restricted in its ability to sell such securities at a time when the sub-advisor deems it advisable to do so. In addition, in order to meet redemption requests, a Portfolio may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous. Certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors ("Rule 144A Securities") may not be considered illiquid, provided that a dealer or institutional trading market exists. Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be determined to be liquid by a Portfolio's sub-adviser pursuant to procedures adopted by the Board of Trustees of the Fund. For each of the Tax-Exempt Portfolio and the Flexible Income Portfolio, the sub-adviser may also determine municipal lease obligations held by the Portfolio to be liquid pursuant to procedures adopted by the Board of Trustees. Securities previously determined to be liquid pursuant to these procedures may be subsequently deemed to be illiquid, and investment in Rule 144A securities and municipal lease obligations could have the effect of increasing portfolio illiquidity. The Tactical Asset Allocation Portfolio does not currently intend to invest in securities that are considered illiquid.

ZERO COUPON BONDS AND OTHER SECURITIES

     Although it is the policy of the Flexible Income, Income Plus and Tactical Asset Allocation Portfolios to invest in income-producing securities, each of the Portfolios other than the Aggressive Growth Portfolio may invest up to 10% of their assets in zero coupon bonds, step coupon bonds, pay-in-kind securities or strips. Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. Step coupon bonds sell at a discount and pay a low coupon rate for an initial period and a higher coupon rate thereafter. Pay-in-kind securities may pay interest in cash or a similar bond. The Flexible Income Portfolio may also invest in "strips," which are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The market value of zero coupon bonds, step coupon bonds, pay-in-kind securities and "strips" generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. The Portfolios may realize greater gains or losses as a result of such fluctuations. In order to pay cash distributions from income earned on zero coupon, step coupon bonds, pay-in-kind securities and "strips", the Portfolios may sell certain portfolio securities and may incur a capital gain or loss on such sales.

BORROWING AND LENDING

     Each Portfolio may borrow money from banks for temporary or emergency purposes in an amount not to exceed 25% of its total assets in the case of the Growth, Global, Flexible Income, Balanced, Capital Appreciation, Equity-Income and Tactical Asset Allocation Portfolios, and 33 1/3% of its total assets in the case of the Tax-Exempt and Income Plus Portfolios. To secure borrowings, a Portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets in the case of the Growth, Global, Flexible Income, Balanced, Capital Appreciation, Equity-Income and Tactical Asset Allocation Portfolios and 10% of its net assets in the case of the Income Plus Portfolio. The Tactical Asset Allocation Portfolio has no present intention of borrowing. In addition, each of the Growth, Global, Flexible Income, Balanced and Capital Appreciation Portfolios may borrow money from or lend money to other funds that permit such transactions and are advised or sub-advised by Janus Capital, provided that the Portfolio seeks and obtains permission to do so from the Securities and Exchange Commission ("SEC"). There is no assurance that such permission will be sought or granted.

     The Aggressive Growth Portfolio may borrow only from banks for investment purposes. This borrowing is known as leveraging. The 1940 Act requires the Aggressive Growth Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline to below 300% as a result of market fluctuations or other reasons, the Aggressive Growth Portfolio may be required to sell some of the portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio's securities. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. The Aggressive Growth Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Additional limitations on borrowing that are imposed by state law and regulations may apply.

     Each of the Portfolios other than the Tax-Exempt and Income Plus Portfolios may also lend their portfolio securities to broker-dealers and financial institutions for the purpose of realizing additional income. As a fundamental policy, each such Portfolio, other than the Aggressive Growth Portfolio, will not lend securities or other assets if, as a result, more than 25% of its total assets would be lent to other parties, although none of these Portfolios presently intends to lend securities or make any other loans valued at more than 5% of its total assets. As a fundamental policy, the Aggressive Growth Portfolio may not make loans to others, except through purchasing qualified debt obligations, lending portfolio securities or entering into repurchase agreements. The Aggressive Growth Portfolio will not lend securities or other assets if, as a result, more than 20% of its total assets would be lent to other parties. Securities lending may involve some credit risk to a Portfolio if the borrower defaults and the Portfolio is delayed or prevented from recovering the collateral or is otherwise required to cover a transaction in the security loaned. If portfolio securities are loaned, collateral values will be continuously maintained at no less than 100% by marking to market daily. If a material event is to be voted upon affecting a Portfolio's investment in securities which are on loan, the Portfolio will take such action as may be appropriate in order to vote its shares. For further information about the Portfolios' policies relating to borrowing and lending, see the Statement of Additional Information.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

     Each of the Portfolios may invest in repurchase and reverse repurchase agreements. A repurchase agreement involves the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or broker-dealer) to repurchase that security from the Portfolio at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. The repurchase agreement is effectively secured by the value of the underlying security. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy of the seller, a Portfolio may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements maturing in more than seven days are subject to the previously stated limit on illiquid securities.

     When a Portfolio invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as treasury bills and notes.

SHORT SALES

     Each of the Portfolios may sell securities "short against the box". While a short sale is the sale of a security that a Portfolio does not own, it is "against the box" if at all times when the short position is open, a Portfolio owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

HIGH-YIELD/HIGH-RISK BONDS

     High-yield/high-risk, below investment grade securities (commonly known as "junk bonds") involve significant credit and liquidity concerns and fluctuating yields and are not suitable for short-term investing. None of the Portfolios other than the Flexible Income and Income Plus Portfolios may invest more than 5% of its net assets in junk bonds. See "Risk Factors -- High-Yield/High-Risk Bonds" and the Statement of Additional Information for further information concerning the risks associated with investing in junk bonds.

DIVERSIFICATION POLICIES

     Each of the Portfolios other than the Capital Appreciation Portfolio is a diversified investment company under the 1940 Act as a matter of fundamental policy, while the Capital Appreciation Portfolio is a nondiversified investment company. For more specific information concerning the diversification policies of each of the Portfolios, see the Statement of Additional Information.

     As a fundamental policy, with respect to 50% of its total assets, the Capital Appreciation Portfolio will not purchase securities of any one issuer (other than cash items and U.S. government securities) if immediately after and as a result of such purchase (a) the Capital Appreciation Portfolio owns more than 10% of the outstanding voting securities of that issuer, or (b) the value of the Capital Appreciation Portfolio's holdings of that issuer exceeds 5% of the value of the Capital Appreciation Portfolio's total assets. The other 50% of the Capital Appreciation Portfolio's assets may be invested in the securities of as few as two issuers. The Capital Appreciation Portfolio is therefore deemed to be a nondiversified investment company under the 1940 Act, although it reserves the right to become a diversified company by investing no more than 25% of its assets in issuers which represent more than 5% of its total assets. Although the Capital Appreciation Portfolio may invest up to 50% of its assets in the securities of as few as two issuers, it does not anticipate doing so unless its sub-adviser believes a security has the potential for substantial capital appreciation consistent with the Capital Appreciation Portfolio's investment objective and policies. It does, however, intend to take advantage of the flexibility of nondiversification to invest more than 5% of its total assets in the securities of one issuer. To the extent that the Capital Appreciation Portfolio invests more than 5% of its assets in a particular issuer, its exposure to credit risks and/or market risks associated with that issuer increases. The Capital Appreciation Portfolio may also realize greater benefits from increases in the value of one or a small number of securities than a diversified mutual fund.

     As an additional fundamental policy, the Portfolios will not invest more than 25% of the value of their respective total assets in any particular industry (other than U.S. government securities).

OTHER INVESTMENT POLICIES AND RESTRICTIONS

     The Fund may in the future seek to achieve the investment objective of the Growth, Global, Flexible Income, Balanced, Capital Appreciation, Aggressive Growth, Equity-Income or Tactical Asset Allocation Portfolios by investing all of a Portfolio's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Portfolio. Shareholders of the Growth, Global, Flexible Income, Balanced, Capital Appreciation, Aggressive Growth, Equity-Income or Tactical Asset Allocation Portfolios will be given at least 30 days prior notice of any such investment. Such investment would be made only if the Board of Trustees of the Fund determines it to be in the best interests of a Portfolio and its shareholders. In making that determination, the Board of Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies.

     Each Portfolio is subject to investment restrictions, certain of which are fundamental policies of that Portfolio and as such may not be changed without approval of that Portfolio's shareholders. Non-fundamental investment restrictions and operating policies may be changed by the Board of Trustees without shareholder approval. The investment restrictions of each Portfolio are described in the Statement of Additional Information.

     The securities and financial instruments markets in the United States and worldwide have been characterized in recent years by rapid change and innovation in the creation of new instruments and securities. The sub-advisers reserve the right to evaluate new financial instruments as they are developed and become actively traded, and subject to any applicable investment restriction of a Portfolio, a Portfolio may invest in any such investment products that its portfolio manager believes will further the Portfolio's particular investment objective.

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                                  RISK FACTORS

FOREIGN SECURITIES

     Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers. For example, changes in currency exchange rates and exchange rate controls may affect the value of foreign securities and the value of their dividend or interest payments and, therefore, a Portfolio's share price and returns. Foreign companies generally are subject to tax laws and accounting, auditing, and financial reporting standards, practices and requirements that differ from those applicable to U.S. companies. There is generally less publicly available information about foreign companies and less securities and other governmental regulation and supervision of foreign companies, stock exchanges and securities brokers and dealers. A Portfolio may encounter difficulties in enforcing obligations in foreign countries and in negotiating favorable brokerage commission rates. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Delays may be encountered in settling securities transactions in certain foreign markets and a Portfolio will incur costs in converting foreign currencies into U.S. dollars. Custody charges are generally higher for foreign securities than for domestic securities. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property or other assets of a Portfolio, political or social instability or war, or diplomatic developments, any or all of which could affect U.S. investments in those countries. ADRs do not involve the same direct currency and liquidity risks as securities denominated in foreign currency.

     The considerations noted above may be intensified in the case of investment in developing countries or countries with limited or developing capital markets. In particular, developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in developing countries may have limited marketability and may be subject to more abrupt or erratic price fluctuations.

     At times, securities held by the Portfolios may be listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturday) when the Portfolios do not compute a price or accept orders for the purchase, redemption or exchange of shares. As a result, the net asset value of the Portfolios may be significantly affected by trading on days when shareholders cannot make transactions.

     To the extent that a Portfolio invests in foreign securities, its share price reflects the movements of both the prices of securities in which it is invested and the currencies in which the investments are denominated. For a Portfolio that invests in both U.S. and foreign securities markets, changes in the Portfolio's share price may have a low correlation with movements in the U.S. markets. If most of the foreign securities in which a Portfolio invests are denominated in foreign currencies, or otherwise have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of the Portfolio.

     To the extent that a Portfolio invests in foreign securities, it may employ certain strategies in order to manage exchange rate risks. For example, a Portfolio may seek to hedge some or all of its investments denominated in a foreign currency against a decline in the value of that currency. The Portfolios may exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy or sell securities through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). The Portfolios may also enter into contracts to sell that foreign currency for U.S. dollars (not exceeding the value of that Portfolio's assets denominated in that currency) or by participating in options or futures contracts with respect to such currency ("position hedge"). The Portfolio could also seek to hedge that position by selling a second currency, which is expected to perform similarly to the currency in which portfolio investments are denominated, for U.S. dollars ("proxy hedge"). The Portfolios may also enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge"). As an operating policy, a Portfolio will not commit more than 10% of its assets to the consummation of cross-hedge contracts and will either cover such transactions with liquid portfolio securities denominated in the applicable currency or segregate high-grade, liquid assets in the amount of such commitments. In addition, when the Portfolio anticipates purchasing securities denominated in a particular currency, it may enter into a forward contract to purchase such currency in exchange for the dollar or another currency ("anticipatory hedge").

     These strategies seek to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may adversely impact a Portfolio's performance if the portfolio manager's projection of future exchange rates is inaccurate.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

     Generally, the use of strategies involving options, futures contracts, forward contracts and swap-related products ("derivative instruments") involves additional investment risks and transaction costs, and draws upon skills and experience which are different from those needed to select the other instruments in which a Portfolio invests. If a portfolio manager seeks to protect a Portfolio against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and if such markets do not move in a direction adverse to the Portfolio, the Portfolio may not achieve the desired benefits of the foregoing instruments, and could be left in a less favorable position than if such strategies had not been used. The use of such strategies involves special risks, which include: 1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated by the portfolio manager, and thus that the use of these instruments as hedging techniques may fail and/or losses may result; 2) imperfect correlation between the price of the instruments and movements in the prices of the securities, interest rates or currencies being hedged; 3) the fact that there are not daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time; 4) the possible absence of a liquid secondary market for any particular instrument at any time, and thus the Portfolio being unable to control losses by closing out a position; and 5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The loss from investing in futures is potentially unlimited. See the Statement of Additional Information for further information concerning the use of options, futures and other derivative instruments, and the associated risks.

FIXED-INCOME INVESTING

     The performance of the debt component of a Portfolio depends primarily on interest rate changes, the average weighted maturity of that Portfolio and the quality of the securities held. The debt component of a Portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Portfolio may vary the average maturities of its portfolio based on the portfolio manager's analysis of interest rate trends and other factors. Generally, shorter term securities are less sensitive to interest rate changes, but longer term securities offer higher yields. A Portfolio's share price and yield also depend, in part, on the quality of its investments in debt securities. For example, while U.S. government securities generally are of high quality, government securities that are not backed by the full faith and credit of the United States and other debt securities, including those of foreign governments, may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in a Portfolio's share price will depend upon the extent of the Portfolio's investment in such securities. For further information about a Portfolio's policies relating to fixed-income investing, see the Statement of Additional Information.

HIGH-YIELD/HIGH-RISK BONDS

     High-yield/high-risk, below investment grade securities (commonly known as "junk bonds") involve significant credit and liquidity concerns and fluctuating yields and are not suitable for short-term investing. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio owning such bonds would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of lower rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payments obligations, to meet projected business goals and to obtain additional financing.

     The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Since the last major economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

     Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody's and S&P. Unrated securities are not necessarily of lower quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher rated securities are traded. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on the market for lower rated and nonrated securities, the value of high yield debt securities held by a Portfolio, the net asset value of a Portfolio holding such securities and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities.

SPECIAL SITUATIONS

     Each Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of the portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a management change, a technological breakthrough or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on a Portfolio will depend on that Portfolio's size and the extent of the holdings of the special situation company relative to the Portfolio's total assets.

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                            OTHER PORTFOLIO POLICIES

     Although it is the policy of each of the Growth, Global, Flexible Income, Balanced, Capital Appreciation, Aggressive Growth, Equity-Income and Tactical Asset Allocation Portfolios to purchase and hold securities for its stated investment objective, changes in these holdings will generally be made whenever their respective portfolio managers believe they are advisable. Portfolio changes in the Growth, Global, Flexible Income, Balanced, Capital Appreciation, Aggressive Growth, Equity-Income and Tactical Asset Allocation Portfolios may result from liquidity needs, securities having reached a price or yield objective, anticipated changes in interest rates or the credit standing of an issuer or by reason of developments not foreseen at the time of the investment decision. To a limited extent, the Growth, Global, Flexible Income, Balanced, Capital Appreciation, Aggressive Growth, Equity-Income and Tactical Asset Allocation Portfolios each may engage in short-term transactions if such transactions further their investment objectives. Because investment changes ordinarily will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result, and the rate of portfolio turnover will not be a limiting factor when changes are deemed to be appropriate. The estimated annual portfolio turnover rates of the Balanced and Capital Appreciation Portfolios are anticipated to be up to 200%. The estimated annual portfolio turnover rate of the Aggressive Growth Portfolio is anticipated to be less than 150%. The estimated annual portfolio turnover rates of the Equity-Income and Tactical Asset Allocation Portfolios are anticipated to be under 100%.

     The investment policies of the Tax-Exempt and Income Plus Portfolios may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. Securities may be sold in anticipation of a decline in portfolio value (a rise in interest rates) or purchased in anticipation of a portfolio value rise (decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the portfolio manager believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of securities or changes in the investment objectives of investors. This rate will not be a limiting factor when the portfolio manager deems it desirable to sell or purchase securities for either of these Portfolios.

     Certain tax rules may restrict a Portfolio's ability to sell securities in some circumstances when the security has been held for less than three months. Increased portfolio turnover necessarily results in correspondingly higher brokerage costs or mark-up charges for a Portfolio which are ultimately borne by the shareholders and may also result in short-term capital gains which are taxed as ordinary income to the shareholders. (See "Distributions and Taxes -- Tax Information.") For annual portfolio turnover rates, see "Financial Highlights" and the Statement of Additional Information.

-----------------------------------------------------------------
                                  PERFORMANCE

     Each Portfolio's performance is calculated separately for Class A, Class B and Class C shares of that Portfolio. Performance may be measured in terms of average annual total return which is calculated by finding the average annual compounded rates of return over a period of time that would equate the initial amount invested to the ending redeemable value. The calculation assumes the deduction of the maximum sales load from the initial investment and the payment of all dividends and other distributions in additional shares on the reinvestment dates during the period. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if performance had been constant over the entire period. Because average annual returns for more than one year tend to smooth out variations in performance, such figures are not the same as actual year-by-year results. The Statement of Additional Information contains a description of the method used to compute average annual total return of each Portfolio.

     A Portfolio may also advertise non-standardized performance information which is for periods in addition to those required to be presented, or which provides cumulative total return, actual year-by-year return, or any combination thereof. A Portfolio may also advertise nonstandardized performance which does not reflect deduction of the maximum sales charge applicable to Class A shares or the contingent deferred sales charge applicable to Class B shares. The exclusion of an applicable sales charge from a performance calculation produces a higher return.

     The current yield for a particular class of shares of the Flexible Income Portfolio, the Tax-Exempt Portfolio, or the Income Plus Portfolio is based on the investment income during a particular 30-day period (including dividends, if any, and interest), expenses accrued during the period, average shares outstanding during the 30-day period and the maximum offering price per share on the last day of the base period, and then annualizing the result. Each class of shares of the Tax-Exempt Portfolio may also advertise its tax equivalent yield which is calculated by applying the stated income tax rate to only the net investment income exempt from taxation, according to a standardized formula. See the formulas described in greater detail in the Statement of Additional Information. In addition to the above standardized yields, each of these Portfolios may also advertise non-standardized yields.

     From time to time in advertisements or sales materials, each Portfolio may present and discuss its performance rankings and/or ratings or other information as published by recognized mutual fund statistical services, such as Lipper

Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Changing Times, Fortune, Institutional Investor, or Morningstar Mutual Fund Values. Ratings may include criteria relating to portfolio characteristics in addition to performance information. In connection with a ranking, a Portfolio will also provide additional information with respect to the ranking, including the particular category to which it relates, the number of funds in the category, the period and criteria on which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements. A Portfolio may compare its performance to that of other selected mutual funds or recognized market indicators, including the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Standard & Poor's Midcap Index, the Russell 2000, the NASDAQ Composite, the Lehman Brothers Intermediate Government Corporate Bond Index, the Lehman Brothers Long Government Corporate Bond Index, the Merrill Lynch High Yield Master Index and the Morgan Stanley Capital International World Index. In addition, a Portfolio may as appropriate compare its performance to that of other types of investments such as certificates of deposit, savings accounts and U.S. Treasury securities, or to certain interest rate and inflation indices, such as the Consumer Price Index. The Global Portfolio's performance may also be compared to the record of global market indicators such as the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE Index is an unmanaged Index of foreign common stock prices translated into U.S. dollars.

     All performance figures are based upon historical results and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

-----------------------------------------------------------------
                     INVESTMENT ADVISORY AND OTHER SERVICES

TRUSTEES

     The Board of Trustees is responsible for managing the business and affairs of the Fund, and it oversees the operation of the Fund by its officers. Information concerning the Trustees and officers of the Fund is contained in the Statement of Additional Information.

INVESTMENT ADVISERS

     GROWTH, GLOBAL, FLEXIBLE INCOME, BALANCED AND CAPITAL APPRECIATION PORTFOLIOS. The Growth, Global, Flexible Income, Balanced and Capital Appreciation Portfolios have each entered into a Management and Investment Advisory Agreement ("Advisory Agreement") with Idex Management, Inc. ("IMI"), whose address is 201 Highland Avenue, Largo, Florida 34640, to act as its investment adviser. IMI has served as investment adviser to IDEX Fund, IDEX II Series Fund Growth, Global, Flexible Income (and its predecessor, IDEX Total Income Trust), Balanced and Capital Appreciation Portfolios and IDEX Fund 3 since inception of each fund or portfolio. Fifty percent (50%) of the outstanding stock of IMI and 100% of the outstanding stock of InterSecurities, Inc., principal underwriter of the Fund's shares, is owned by AUSA Holding Company ("AUSA"). AUSA is a holding company which is wholly-owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation and publicly traded international insurance group. Janus Capital Corporation ("Janus Capital"), the sub-adviser of the Growth, Global, Flexible Income, Balanced and Capital Appreciation Portfolios, owns the remaining 50% of the outstanding shares of IMI. Kansas City Southern Industries, Inc., a publicly-owned holding company whose primary subsidiaries are engaged in transportation and financial services, owns approximately 83% of Janus Capital.

     IMI is responsible for furnishing or causing to be furnished to each of these five Portfolios investment advice and recommendations and supervising the purchase and sale of securities as directed by appropriate Fund officers. In addition, IMI is responsible for the administration of each of these five Portfolios. For services furnished to the Growth, Global, Balanced and Capital Appreciation Portfolios, respectively, IMI receives an annual fee, computed daily and paid monthly, equal to 1.00% of the first $750 million of that Portfolio's average daily net assets, 0.9% of the next $250 million of that Portfolio's average daily net assets, and 0.85% of the average daily net assets of that Portfolio in excess of $1 billion. For its services to the Flexible Income Portfolio, IMI receives an annual fee, computed daily and paid monthly, equal to 0.9% of the first $100 million of that Portfolio's average daily net assets, 0.8% of the next $150 million of that Portfolio's average daily net assets and 0.7% of the average daily net assets of that Portfolio in excess of $250 million. The investment advisory fees paid by each of the Growth, Global, Flexible Income, Balanced and Capital Appreciation Portfolios are higher than those paid by many other funds.

     For the fiscal year ended September 30, 1994, the investment advisory fee paid by the Growth and Global Portfolios was 1.00% of each Portfolio's respective average daily net assets. For the fiscal year ended September 30, 1994, the investment advisory fee incurred by the Flexible Income Portfolio was
 .52% of that Portfolio's average daily net assets, net of fees waived by IMI. No investment advisory fees were paid for the fiscal year ended September 30, 1994 by the Balanced and Capital Appreciation Portfolios, as those Portfolios did not commence operations until December 2, 1994.

     In addition to the investment advisory fee, under its Advisory Agreement, the Growth, Global, Flexible Income, Balanced and Capital Appreciation Portfolios each pay most of its operating costs, including administrative, bookkeeping and clerical expenses, legal fees, auditing and accounting fees, shareholder services and transfer agent fees, custodian fees, costs of complying with federal and state regulations, preparing, printing and distributing reports to shareholders, non-interested trustees' fees and expenses, interest, insurance, dues for trade associations and taxes. Each Portfolio also pays all brokers' commissions in connection with its portfolio transactions. IMI will reimburse any of these Portfolios or waive fees, or both, to the extent that the Portfolio's normal operating expenses, including investment advisory fees but excluding interest, taxes, brokerage commissions and 12b-1 fees, exceed on an annual basis the lesser of the most restrictive expense limitation imposed by any state in which its shares are offered or, with respect to the Growth Portfolio and the Flexible Income Portfolio, 1.50% of that Portfolio's average daily net assets, and with respect to the Balanced Portfolio and the Capital Appreciation Portfolio, 2.50% of that Portfolio's average daily net assets for the fiscal year ended September 30, 1995, and 1.50% thereafter.

     For the fiscal year ended September 30, 1994, the total expenses of the Growth Portfolio Class A and Class C shares, including the investment advisory fee, amounted to 1.76% and 3.48%, respectively, of each Class's respective average daily net assets. For the fiscal year ended September 30, 1994, the total expenses of the Global Portfolio Class A and Class C shares, including the investment advisory fee, amounted to 2.14% and 4.04%, respectively, of each Class's respective average daily net assets. For the fiscal year ended September 30, 1994, the total expenses of the Flexible Income Portfolio Class A and Class C shares, including the investment advisory fee, amounted to 1.85% and 2.40%, respectively, of each Class's respective average daily net assets during that period (net of fees waived by IMI). No expenses were paid for the fiscal year ended September 30, 1994 by the Balanced and Capital Appreciation Portfolios, as those Portfolios did not commence operations until December 2, 1994.

     TAX-EXEMPT, INCOME PLUS, AGGRESSIVE GROWTH, EQUITY-INCOME AND TACTICAL ASSET ALLOCATION PORTFOLIOS. The Tax-Exempt, Income Plus, Aggressive Growth, Equity-Income and Tactical Asset Allocation Portfolios have each entered into an Advisory Agreement with InterSecurities, Inc. ("ISI"), whose address is 201 Highland Avenue, Largo, Florida 34640, to act as the investment adviser. ISI has served as investment adviser to the Tax-Exempt and Income Plus Portfolios since 1992, and to the Aggressive Growth and Equity-Income Portfolios since their inception, December 1994. In addition, its affiliate, IMI, is and has served as investment adviser to IDEX Fund, IDEX II Series Fund Growth, Global, Flexible Income (and its predecessor, IDEX Total Income Trust), Balanced and Capital Appreciation Portfolios and IDEX Fund 3 since inception of each fund or portfolio. All of the outstanding stock of ISI is owned by AUSA, a wholly-owned subsidiary of AEGON USA and thus, ISI is an affiliate of IMI.

     ISI is responsible for furnishing or causing to be furnished to the Tax-Exempt, Income Plus, Aggressive Growth, Equity-Income and Tactical Asset Allocation Portfolios investment advice and recommendations and supervising the purchase and sale of securities as directed by appropriate Fund officers. In addition, ISI provides all administrative services and facilities to each of these Portfolios, including furnishing all executive and managerial personnel, office space and equipment, regulatory compliance, financial reports, supervising preparation of tax returns and recordkeeping. For services furnished to the Tax-Exempt and Income Plus Portfolios, respectively, ISI receives an annual fee, computed daily and paid monthly, equal to 0.60% of the average daily net assets of that Portfolio. For services furnished to the Aggressive Growth, Equity-Income and Tactical Asset Allocation Portfolios, respectively, ISI receives an annual fee, computed daily and paid monthly, equal to 1.00% of the first $750 million of that Portfolio's average daily net assets, 0.90% of the next $250 million of that Portfolio's average daily net assets, and 0.85% of the average daily net assets of the Portfolio in excess of $1 billion. The investment advisory fees paid by the Tax-Exempt, Income Plus, Aggressive Growth, Equity-Income and Tactical Asset Allocation Portfolios are higher than those paid by many other funds.

     For the fiscal year ended September 30, 1994, the investment advisory fee paid by the Tax-Exempt Portfolio was .22% of that Portfolio's average daily net assets, net of fees waived by ISI. For the fiscal year ended September 30, 1994, the investment advisory fee paid by the Income Plus Portfolio was .60% of that Portfolio's average daily net assets. No investment advisory fees were paid for the fiscal year ended September 30, 1994 by the Equity-Income, Aggressive Growth and Tactical Asset Allocation Portfolios, as those Portfolios had not yet commenced operations as of that date.

     In addition to the investment advisory fee, under its Advisory Agreement the Tax-Exempt, Income Plus, Aggressive Growth, Equity-Income and Tactical Asset Allocation Portfolios each pay most of its operating costs, including administrative, bookkeeping and clerical expenses, legal fees, auditing and accounting fees, shareholder services and transfer agent fees, custodian fees, costs of complying with federal and state regulations, preparing, printing and distributing reports to shareholders, non-interested trustees' fees, interest, insurance, dues for trade associations and taxes. Each Portfolio also pays all brokers' com-missions in connection with its portfolio transactions. Pursuant to an expense limitation voluntarily adopted by ISI, ISI plans to reimburse each of the Tax-Exempt, Income Plus, Aggressive Growth, Equity-Income and Tactical Asset Allocation Portfolios or waive fees, or both, to the extent that the Portfolio's normal operating expenses, including investment advisory fees but excluding interest, taxes, brokerage commissions and 12b-1 fees, exceed on an annual basis, with respect to the Tax-Exempt Portfolio and the Income Plus Portfolio,
 .65% and 1.25%, respectively, of the average daily net assets of the Portfolio, and with respect to the Aggressive Growth Portfolio, the Equity-Income Portfolio and the Tactical Asset Allocation Portfolio, the lesser of the most restrictive expense limitation imposed by any state in which its shares are offered or 2.50% of that Portfolio's average daily net assets for the first full fiscal year of the Portfolio, and 1.50% thereafter.

     For the fiscal year ended September 30, 1994, the total expenses of the Tax-Exempt Portfolio Class A and Class C shares, including the investment advisory fee, amounted to 1.00% and 1.25%, respectively, of each Class's respective average net assets (net of voluntary expense reimbursements and/or fee waivers). For the fiscal year ended September 30, 1994, the total expenses of the Income Plus Portfolio Class A and Class C shares, including the investment advisory fee, amounted to 1.33% and 3.52%, respectively, of each Class's respective average daily net assets. No expenses were paid for the fiscal year ended September 30, 1994 by the Equity-Income, Aggressive Growth and Tactical Asset Allocation Portfolios, as those Portfolios had not yet commenced operations as of that date.

SUB-ADVISERS

     GROWTH, GLOBAL, FLEXIBLE INCOME, BALANCED AND CAPITAL APPRECIATION PORTFOLIOS. IMI has entered into an Investment Counsel Agreement for each of the Growth, Global, Flexible Income, Balanced and Capital Appreciation Portfolios with Janus Capital, whose address is 100 Fillmore Street, Suite 300, Denver, Colorado 80206. Janus Capital is a registered investment adviser which serves as the investment adviser or sub-adviser to other mutual funds and private accounts. Janus Capital provides IMI with investment advice and recommendations for each Portfolio consistent with that Portfolio's investment objective, policies and restrictions, and supervises the purchase and sale of all security transactions on behalf of the Portfolio, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In allocating such portfolio transactions, Janus Capital may consider research and other services furnished to it and may place portfolio transactions with broker-dealers that are affiliated with IMI or Janus Capital. In placing portfolio business with all dealers, Janus Capital seeks the best execution of each transaction and all brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. While Janus Capital carries out most of IMI's advisory functions, IMI retains responsibility for the performance of such functions. For its services, Janus Capital receives 50% of the fees received by IMI under each of the Growth, Global, Flexible Income, Balanced and Capital Appreciation Portfolios' respective Advisory Agreements less 50% of any amount reimbursed to the Portfolio or waived by IMI pursuant to that Portfolio's expense limitation. IMI may pay additional compensation to Janus Capital under certain circumstances depending on the level of the aggregate net assets of certain mutual funds in the IDEX Group of Mutual Funds, as described in the Statement of Additional Information.

     Thomas F. Marsico has served as portfolio manager of the Growth Portfolio since its inception. Mr. Marsico also serves as portfolio manager of other mutual funds in the IDEX Group: IDEX Fund and IDEX Fund 3. Mr. Marsico is an Executive Vice President of Janus Investment Fund and has been a Vice President of Janus Capital since 1986.

     Scott W. Schoelzel has served as co-portfolio manager of the Growth Portfolio since 1995. Mr. Schoelzel also serves as co-portfolio manager of other mutual funds in the IDEX group: IDEX Fund and IDEX Fund 3. Mr. Schoelzel is Vice President of Janus Capital, where he has been employed since 1994. From 1991 to 1993, Mr. Schoelzel was a portfolio manager with Founders Asset Management, Denver, Colorado. Prior to 1991, he was a general partner of Ivy Lane Investments, Denver, Colorado (a real estate investment brokerage).

     Helen Y. Hayes has served as portfolio manager of the Global Portfolio since its inception. Ms. Hayes is also an Executive Vice President of Janus Investment Fund and Janus Aspen Series. Ms. Hayes has been employed by Janus Capital since 1987.

     Ronald V. Speaker has served as portfolio manager of the Flexible Income Portfolio since its inception, and served as portfolio manager of the Flexible Income Portfolio's predecessor, IDEX Total Income Trust since February 1992. Mr. Speaker is also an Executive Vice President of Janus Investment Fund and Janus Aspen Series and previously served as a securities analyst and research associate at Janus Capital, since 1986.

     James P. Craig has served as portfolio manager of the Balanced Portfolio since its inception. Mr. Craig has been active in the investment management business for twelve years and has managed Janus Fund since 1986, Janus Venture Fund from its inception in April 1985 to December 1993 and Janus Balanced Fund since December 1993. He holds a Bachelor of Arts in Business from the University of

Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.

     James P. Goff has served as portfolio manager of the Capital Appreciation Portfolio since its inception. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise Fund since its inception in September 1992 and has co-managed Janus Venture Fund since December 1993. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

     TAX-EXEMPT AND INCOME PLUS PORTFOLIOS. AEGON USA Investment Management, Inc. ("AEGON Management"), 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, serves as the investment sub-adviser to each of the Tax-Exempt and Income Plus Portfolios pursuant to an Investment Counsel Agreement relating to each Portfolio. Each Investment Counsel Agreement was entered into between ISI and AEGON USA Securities, Inc. ("AEGON Securities") (formerly known as MidAmerica Management Corporation), which assigned each Agreement to AEGON Management, on September 30, 1992. AEGON Securities previously served as the investment adviser to each series of AEGON USA Managed Portfolios, Inc. AEGON Management is a wholly-owned indirect subsidiary of AEGON USA and thus is an affiliate of ISI and IMI.

     AEGON Management provides ISI with investment advice and recommendations for the Tax-Exempt and Income Plus Portfolios consistent with each Portfolio's investment objective, policies and restrictions, and supervises the purchase and sale of all security transactions on behalf of each Portfolio, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In allocating such portfolio transactions, AEGON Management may consider research and other services furnished to it and may place portfolio transactions with broker-dealers that are affiliated with ISI or AEGON Management. In placing portfolio business with all dealers, AEGON Management seeks the best execution of each transaction and all brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. While AEGON Management carries out most of ISI's advisory functions, ISI retains responsibility for the performance of such functions. For its services, AEGON Management receives 50% of the fees received by ISI under the Tax-Exempt and the Income Plus Portfolio's Advisory Agreement less 50% of any amount reimbursed to that Portfolio or waived by ISI pursuant to the Portfolio's expense limitation.

     Rachel A. Dennis has served as portfolio manager of the Tax-Exempt Portfolio since its inception. Ms. Dennis is also a Vice President of AEGON Management. Ms. Dennis has been employed by AEGON Management and its affiliates in various positions since 1977.

     David R. Halfpap has served as portfolio manager of the Income Plus Portfolio since its inception. Mr. Halfpap is a Vice President of AEGON Management and has been employed by AEGON Management and its affiliates in various positions since 1975.

     AGGRESSIVE GROWTH PORTFOLIO. Fred Alger Management, Inc., located at 75 Maiden Lane, New York, NY 10038 ("Alger Management"), serves as the investment sub-adviser to the Aggressive Growth Portfolio pursuant to an Investment Counsel Agreement relating to the Portfolio. Alger Management, a registered investment adviser, is a wholly-owned subsidiary of Fred Alger & Company, Incorporated ("Alger, Inc."), which in turn is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company controlled by Fred M. Alger and David
D. Alger. As of December 31, 1994, Alger Management had approximately $2.9 billion in assets under management for investment companies and private accounts. Alger Management has served as the investment sub-adviser to the WRL Series Fund, Inc. Aggressive Growth Portfolio since its inception in February 1994. See the Statement of Additional Information for a more detailed description of the previous experience of Alger Management as an investment adviser.

     Alger Management provides ISI with investment advice and recommendations for the Aggressive Growth Portfolio consistent with that Portfolio's investment objective, policies and restrictions, and supervises the purchase and sale of all security transactions on behalf of the Portfolio, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In allocating such portfolio transactions, Alger Management may consider research and other services furnished to it. It is anticipated that Alger, Inc., an affiliate of Alger Management, will serve as the Aggressive Growth Portfolio's broker in effecting substantially all of the Aggressive Growth Portfolio's transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC. In placing portfolio business with all dealers, Alger Management seeks the best execution of each transaction and all brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. While Alger Management carries out most of ISI's advisory functions, ISI retains responsibility for the performance of such functions. For its services, Alger Management receives 40% of the fees received by ISI under the Aggressive Growth Portfolio's Advisory Agreement less 40% of any amount reimbursed to that Portfolio or waived by ISI pursuant to the Portfolio's expense limitation.

     David Alger has served as portfolio manager of the Aggressive Growth Portfolio since its inception. Mr. Alger has served as an Executive Vice President and Director of Research of Alger Management since 1971, and as President since 1995. He serves as portfolio manager for other mutual funds and investment accounts managed by Alger Management. Mr. Alger has also served as the portfolio manager of the WRL Series Fund, Inc. Aggressive Growth Portfolio since its inception in February 1994.




     EQUITY-INCOME PORTFOLIO. Luther King Capital Management Corporation ("Luther King"), located at 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102, serves as the investment sub-adviser to the Equity-Income Portfolio pursuant to an Investment Counsel Agreement relating to the Portfolio. Ultimate control of the sub-adviser is exercised by J. Luther King, Jr. Luther King is a registered investment adviser and provides investment management services to accounts of individual and other institutional investors. Luther King has served as the investment sub-adviser to the WRL Series Fund, Inc. Equity-Income Portfolio since its inception in February 1993. See the Statement of Additional Information for a more detailed description of the previous experience of Luther King as an investment adviser.

     Luther King provides ISI with investment advice and recommendations for the Equity-Income Portfolio consistent with that Portfolio's investment objective, policies and restrictions and supervises the purchase and sale of all security transactions on behalf of the Portfolio, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In allocating such portfolio transactions, Luther King may consider research and other services furnished to it and may place portfolio transactions with broker-dealers that are affiliated with ISI or Luther King. In placing portfolio business with all dealers, Luther King seeks the best execution of each transaction and all brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. While Luther King carries out most of ISI's advisory functions, ISI retains responsibility for the performance of such functions. For its services, Luther King receives 40% of the fees received by ISI under the Equity-Income Portfolio's Advisory Agreement less 40% of any amount reimbursed to that Portfolio or waived by ISI pursuant to the Portfolio's expense limitation.

     Luther King, Jr., Scot C. Hollmann and John Patrick Clegg have served as portfolio managers of the Equity-Income Portfolio since its inception. Mr. King has been President of Luther King since 1979. Mr. Hollmann has served as Vice President of Luther King since 1983 and Mr. Clegg has served as Vice President of Luther King since 1991. From 1986 to 1991, Mr. Clegg served as Assistant Portfolio Manager to various investment companies advised by American Capital Management & Research, Inc. Messrs. King, Hollman and Clegg have also served as portfolio managers of the WRL Series Fund, Inc. Equity-Income Portfolio since its inception in February 1993.

     TACTICAL ASSET ALLOCATION PORTFOLIO. ISI has entered into an Investment Counsel Agreement for the Tactical Asset Allocation Portfolio with Dean Investment Associates ("Dean Investment"), a Division of C.H. Dean and Associates, Inc., whose address is 2480 Kettering Tower, Dayton, Ohio 45423-2480. Founded in 1972, Dean Investment manages portfolios for individuals and institutional clients worldwide, and provides a full range of investment advisory services with currently over $4 billion of assets under management. Dean Investment has served as the investment sub-adviser to the WRL Series Fund, Inc. Tactical Asset Allocation Portfolio since its inception in January 1995. See the Statement of Additional Information for a more detailed description of the previous experience of Dean Investment as investment adviser.

     John C. Riazzi, CFA is the Senior Portfolio Manager of the Tactical Asset Allocation Portfolio. Mr. Riazzi joined Dean Investment in March of 1989. Before being promoted to Vice President and Director of Consulting Services at Dean Investment, Mr. Riazzi was responsible for client servicing, portfolio execution and trading operations. Mr. Riazzi has been a member of the Central Investment Committee and a Senior Institutional Portfolio Manager for the past four years. He received a B.A. in Economics from Kenyon College in 1985 and was awarded the Chartered Financial Analyst designation in 1993.

     Arvind Sachdeva, CFA is the Senior Equity Strategist of the Tactical Asset Allocation Portfolio. Mr. Sachdeva joined Dean Investment in 1993. Prior to working at Dean Investment, he was the Senior Security Analyst and Equity Portfolio Manager for Carillon Advisors, Inc., from January 1985-September 1993. Carillon Advisors, Inc. is an investment subsidiary of the Union Central Life Insurance Co.

     Dean Investment provides ISI with investment advice and recommendations for the Tactical Asset Allocation Portfolio consistent with that Portfolio's investment objective, policies and restrictions, and supervises the purchase and sale of all security transactions on behalf of the Portfolio, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In allocating such portfolio transactions, Dean Investment may consider research and other services furnished to it and may place portfolio transactions with broker-dealers that are affiliated with ISI or Dean Investment. In placing portfolio business with all dealers, Dean Investment seeks the best execution of each transaction and all brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. While Dean Investment carries out most of ISI's advisory functions, ISI retains responsibility for the performance of such functions. For its services, Dean Investment receives 40% of the fees received by ISI under the Tactical Asset Allocation Portfolio's Advisory Agreement less 40% of any amount reimbursed to that Portfolio or waived by ISI pursuant to the Portfolio's expense limitation.

     Janus Capital, AEGON Management, Alger Management, Luther King and Dean Investment may be referred to herein collectively as the "sub-advisers" and individually as a "sub-adviser."

ADMINISTRATOR

     IMI has entered into an Administrative Services Agreement ("Administrative Agreement") pursuant to which ISI serves as administrator to each of the Growth, Global, Flexible Income, Balanced and Capital Appreciation Portfolios. Under the Administrative Agreements, ISI provides all services required to carry on the general administrative and corporate affairs of these Portfolios. These services include furnishing all executive and managerial personnel, office space and equipment, arrangements for and supervision of all shareholder services, federal and state regulatory compliance and responsibility for accounting and recordkeeping. For its services under an Administrative Agreement, ISI receives 50% of the fees received by IMI under the corresponding Advisory Agreement. Under certain circumstances, the amounts payable to ISI under an Administrative Agreement will be reduced by any additional compensation payable by IMI to Janus Capital, as described in the Statement of Additional Information.

DISTRIBUTOR AND DISTRIBUTION AND SERVICE PLANS

     The Fund has entered into an Underwriting Agreement with ISI pursuant to which ISI serves as principal underwriter and performs services and bears expenses relating to the offering of Fund shares for sale to the public. ISI also serves as principal underwriter of IDEX Fund and IDEX Fund 3. As compensation for the expenses borne by ISI and the distribution services provided, ISI receives the sales charges imposed on Class A shares and reallows a portion of such charges to brokers or dealers that have sold Class A shares. See "Shareholders' Manual -- How to Purchase Shares" for a more complete description of the sales charges for Class A shares. ISI may also receive annual service and distribution fees in accordance with the Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, adopted with respect to each class of shares of a Portfolio.

     Under its Plan of Distribution for Class A shares ("Class A Plan"), a Portfolio may pay ISI an annual distribution fee of up to 0.35%, and an annual service fee of up to 0.25%, of the average daily net assets of that Portfolio's Class A shares; however, to the extent that a Portfolio pays service fees, the amount which the Portfolio may pay as a distribution fee is reduced accordingly so that the total fees payable under the Class A Plan may not exceed on an annualized basis 0.35% of the average daily net assets of that Portfolio's Class A shares.

     Under its Plan of Distribution for Class B shares ("Class B Plan"), a Portfolio may pay ISI an annual distribution fee of up to 0.75%, and an annual service fee of up to 0.25%, of the average daily net assets of that Portfolio's Class B shares.

     Under its Plan of Distribution for Class C shares ("Class C Plan"), a Portfolio may pay ISI an annual distribution fee of up to 0.75%, and an annual service fee of up to 0.25%, of the average daily net assets of that Portfolio's Class C shares; however, the total fee payable pursuant to a Class C Plan may not on an annualized basis exceed 0.90% of the average daily net assets of each Portfolio, and the Tax-Exempt Portfolio currently intends to limit the total fees payable pursuant to its Class C Plan to 0.60% of the average daily net assets of that Portfolio's Class C shares.

     ISI may use the fees payable under the Class A, Class B and Class C Plans as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of Class A, Class B or Class C shares, respectively, or in personal service to and/or maintenance of Class A, Class B or Class C shareholder accounts, respectively. For each class, these activities and expenses may include, but are not limited to: compensation to employees of ISI; compensation to and expenses of ISI and other selected dealers who engage in or otherwise support the distribution of shares or who service shareholder accounts; the costs of printing and distributing prospectuses, statements of additional information and reports for other than existing shareholders; and the costs of preparing, printing and distributing sales literature and advertising materials.

     Of the distribution and service fees received by ISI for Class A and Class B shares, ISI currently reallows an annual amount of 0.25% of the average daily net assets of that Portfolio's Class A or Class B shares to brokers or dealers that have sold such Class A or Class B shares. Of the distribution and service fees received by ISI for Class C shares, ISI currently reallows the total fees to brokers or dealers that have sold such Class C shares.

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                            DISTRIBUTIONS AND TAXES

DISTRIBUTION PAYMENT POLICY

     Each of the Growth, Global, Aggressive Growth and Capital Appreciation Portfolios ordinarily declares and pays semi-annual dividends from its net investment income available for distribution, and each of the Flexible Income, Tax-Exempt and Income Plus Portfolios ordinarily declares and pays monthly dividends from its net investment income available for distribution. The Balanced, Equity-Income and Tactical Asset Allocation Portfolios ordinarily pay quarterly dividends from their net investment income available for distribution. Each Portfolio makes annual distributions of any net realized short-term capital gains, net gains from certain foreign currency transactions and net capital gain (the excess of net long-term capital gain over net short-term capital loss). Capital gain distributions realized during each fiscal year (ending on September 30) normally will be declared and paid in the subsequent fiscal year. To avoid a 4% excise tax on undistributed amounts of ordinary income and capital gains, as described in the Statement of Additional Information, a Portfolio may, to the extent permitted by applicable rules adopted by the SEC, pay additional distributions of capital gain in any year and make additional dividend distributions.

     Dividends and other distributions paid by a Portfolio with respect to its Class A, Class B and Class C shares are calculated in the same manner and declared and paid at the same time. The per share dividends from net investment income on Class B and Class C shares of a Portfolio are expected to be lower than the per share dividends from net investment income on Class A shares of that Portfolio as a result of the higher service and distribution fees applicable to Class B and Class C shares.

     All dividends and capital gain distributions, if any, with respect to a particular class, will be paid automatically in additional shares of that class at the net asset value per share determined as of the next business day following the record date, unless the shareholder elects on his or her New Account Application or by written request to ISI, one of the following options:

1. to receive or direct to another payee all dividends and capital gain distributions in cash;

2. to receive or direct to another payee all dividends in cash and to receive all capital gain distributions in additional shares at net asset value; or

3. to invest all dividends and capital gain distributions in the shares of the same class of another IDEX portfolio or fund on which an initial sales charge is imposed held by the shareholder in the same type of account (either retirement or non-retirement).

     Checks for cash distributions and distribution confirmations are usually mailed to shareholders within ten days of the record date. Checks for cash distributions will be made payable to the shareholder of record and sent by first class mail to the shareholder's address of record unless otherwise requested by the shareholder on the New Account Application or by a separate written request. Any checks which are unable to be delivered and are returned to the Fund or Idex Investor Services, Inc. (the "Transfer Agent") will be reinvested into the shareholder's account in full or fractional shares at the net asset value next computed after the check has been received by the Transfer Agent. To reduce costs to a Portfolio, checks outstanding and uncashed for over 180 days may be "stop-paid" and reinvested back into the shareholder/payee's account at the discretion of the Transfer Agent. Also at the discretion of the Transfer Agent, cash distribution checks less than $5.00 may be reinvested back into the account and the distribution option changed to automatic payment of distributions in additional shares of the Portfolio.

     Each shareholder of the Flexible Income, Tax-Exempt and Income Plus Portfolios whose dividends are automatically paid in additional shares will receive quarterly statements that confirm the dividend transactions during the period, unless the shareholder elects to receive confirmation at the time of each transaction.

     Further information concerning dividends and distributions may be obtained by calling Customer Service at (800) 851-9777. Shareholders may change their dividend or distribution options any time before the record date of any dividend or distribution by calling Customer Service or writing to Idex Investor Services, Inc., P.O. Box 9015, Clearwater, FL 34618-9015.

TAX INFORMATION

     Each Portfolio is treated as a separate entity for federal tax purposes. As a result, each Portfolio must separately meet, and intends to meet, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, for treatment as a regulated investment company so as to avoid paying federal income tax on that portion of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and net capital gain distributed to its shareholders. Dividends paid from a Portfolio's investment company taxable income are taxable to its shareholders (other than those exempt from income tax) as ordinary income, whether received in cash or in additional shares, to the extent of the Portfolio's earnings and profits. Distributions paid from a Portfolio's net capital gain, when designated as such by the Portfolio, are taxable to shareholders (other than those exempt from income tax) as long-term capital gains, whether received in cash or in additional shares and regardless of how long shareholders have held their shares. If a Portfolio declares a dividend or other distribution in October, November or December payable to shareholders of record on a specified date in such a month, and if the Portfolio pays the distribution to the shareholders during January of the following year, then each shareholder will be treated as receiving the distribution on December 31 of that year, and the Portfolio will be treated as having paid the distribution on that date.

     As a general rule, a shareholder's gain or loss on a sale (redemption or exchange out of a Portfolio) of his or her shares will be a long-term capital gain or loss if the shares have been held for more than one year and a short-term capital gain or loss if held for one year or less. Individuals are subject to a maximum federal tax rate of 28% on net capital gain. The maximum rate of 28% applies to both capital gain distributions from the Portfolio to individual shareholders and to net long-term capital gains on the dis-position of shares by individual shareholders. For most accounts (other than retirement plan accounts which will receive Form 1099-B), the Transfer Agent will provide basis information incorporated within Form 1099-B on the gain or loss on sale of Portfolio shares based upon the Internal Revenue Service single category average cost method. Shareholders are encouraged to keep regular account statements to use in conjunction with average cost information (if received) in order to determine gain or loss on the sale of Portfolio shares for tax purposes.

     To the extent that dividends paid by a Portfolio are attributable to qualifying dividend income received from U.S. corporations, dividends paid by the Portfolio will qualify for the dividends-received deduction for corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

     If shares of a Portfolio are redeemed at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received with respect to those shares; any portion of the loss that is allowed will be treated as long-term capital loss to the extent of any capital gain distributions on those shares. It is anticipated that this situation could only occur for shareholders in the Tax-Exempt Portfolio.

     Generally, shareholders should be aware that if shares of a non-retirement plan account are purchased on or shortly before the record date for a dividend or other taxable distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

     Generally a redemption of Portfolio shares will result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any sales charge paid on Class A shares). An exchange of Portfolio shares for shares of any other IDEX portfolio or fund generally will have similar tax consequences. However, special rules apply when a shareholder (1) disposes of Class A shares through a redemption or exchange within 90 days after his or her purchase thereof and (2) subsequently acquires Class A shares of the Portfolio or another IDEX portfolio or fund on which an initial sales charge normally is imposed, without paying a sales charge due to the exchange privilege or 90-day reinvestment privilege. (See "Shareholders' Manual -- How to Exchange Shares" and "Shareholders' Manual -- How to Redeem Shares -- Reinvestment Privilege.") In these cases, any gain on the disposition of the Class A shares would be increased, or loss decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if Portfolio shares are purchased (whether pursuant to the reinvestment privilege or otherwise) within 30 days before or after redeeming other shares of the Portfolio at a loss, that loss ("wash sale loss") will be deferred rather than currently deductible, and thus will increase the basis of the newly purchased shares. The Transfer Agent currently is able to calculate and track for shareholders' wash sale adjustments, but is unable to adjust shareholders' basis information for any applicable 90 day sales load deferral adjustment as described above.

     The Tax-Exempt Portfolio intends to continue to qualify to pay "exempt interest" dividends which are distributions from that Portfolio's investment income attributable to interest on Municipal Obligations, designated as such by the Portfolio to its shareholders on a statement provided in January. Exempt-interest dividends are generally treated as excludable from the gross income of recipients for federal income tax purposes. (However, shareholders who are "substantial users" or persons related to "substantial users" of certain facilities financed by industrial development bonds may not exclude exempt-interest dividends relating to those bonds.) Interest on indebtedness incurred or continued to purchase or carry Tax-Exempt Portfolio shares is not deductible to the extent attributable to exempt-interest dividends. Some securities held by the Tax-Exempt Portfolio may be specified private activity bonds the interest on which is a specific item of tax preference for purposes of computing the federal alternative minimum tax for both individuals and corporations. Therefore, to the extent the Tax-Exempt Portfolio receives income from such securities, a portion of the dividends paid by the Tax-Exempt Portfolio will be subject to the alternative minimum tax. In addition, for certain corporate shareholders, all tax-exempt income, including all exempt-interest dividends, to the extent not treated as an item of tax preference, as discussed above, will be included in determining the corporation's alternative minimum tax.

     Shareholders of the Tax-Exempt Portfolio should note that they may, in addition to receiving exempt-interest dividends, receive additional dividends that are taxable as ordinary income or capital gains.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for a benefit recipient if the sum of his or her adjusted gross income, income from tax-exempt sources such as exempt interest dividends from the Tax-Exempt Portfolio, plus 50% of his or her benefits exceeds certain base amounts. Exempt interest dividends from the Tax-Exempt Portfolio still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds established amounts.

     In many states, shareholders are not subject to state income taxation on distributions made by a registered investment company that were derived from interest on direct obligations of the U.S. government (although dividends derived from interest on obligations issued by agencies or instrumentalities of the U.S., or interest earned on repurchase obligations secured by such obligations or direct obligations of the U.S. may be subject to state income taxation).

     Statements as to the tax status of the dividends and other distributions paid by a Portfolio are mailed annually. For most types of accounts, the Transfer Agent will report the proceeds of redemptions to shareholders and the Internal Revenue Service annually. Average cost basis information on non-retirement plan account redemptions is not currently reported to the IRS.

     Each Portfolio, except the Tax-Exempt Portfolio, is required to withhold 31% of all dividends, and each Portfolio, including the Tax-Exempt Portfolio, is required to withhold 31% of capital gain distributions and redemption proceeds, paid on behalf of any individuals and certain other noncorporate shareholders who do not furnish the Portfolio with a correct taxpayer identification number. Withholding from dividends and capital gain distributions also is required for shareholders who otherwise are subject to backup withholding.

     The foregoing is only a summary of some of the important federal tax considerations under current tax law generally affecting each Portfolio and its shareholders; see the Statement of Additional Information for further discussion. Because there may be other federal, state or local tax considerations applicable to a particular shareholder, shareholders are urged to consult their own tax advisers.

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                           MISCELLANEOUS INFORMATION

ORGANIZATION

     Each Portfolio is a series of IDEX II Series Fund (the "Fund"), a Massachusetts business trust that was formed by a Declaration of Trust dated January 7, 1986 and whose operations are governed by a Restatement of Declaration of Trust dated as of August 30, 1991 ("Declaration of Trust"), a copy of which is on file with the Secretary of the Commonwealth of Massachusetts. Prior to its organization as a series company, the name of the Fund was IDEX II.

     The Fund is managed by its Board of Trustees pursuant to the Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of shares of beneficial interest in the Fund. The shares of beneficial interest of each Portfolio are currently divided into three classes in reliance on Rule 18f-3 of the 1940 Act, Class A, Class B and Class C. Each class represents interests in the same assets of the Portfolio and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matters appropriately limited to that class; Class A shares are subject to an initial sales charge, or front-end load; Class B shares are subject to a contingent deferred sales charge, or back-end load, at a declining rate; Class C shares are subject to higher ongoing distribution and service fees; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same Portfolio by virtue of those classes. On an ongoing basis, the Board of Trustees will consider whether any such conflict exists and, if so, take appropriate action. Each share of a series is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the three classes, dividends and liquidation proceeds of Class B and Class C shares are expected to be lower than for Class A shares of the same Portfolio.

     The Fund permits "Access Persons" as defined by Rule 17j-1 of the Investment Company Act of 1940 to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy (the "Policy") which has been adopted by the Board of Trustees of the Fund pursuant to Rule 17j-1 and other applicable laws. Pursuant to the Policy, Access Persons generally must preclear all personal securities transactions prior to trading, and are subject to certain prohibitions on personal trading.

     The Fund does not intend to hold annual meetings of shareholders, unless required to do so by the 1940 Act or by the Declaration of Trust. A meeting will be called for the election of trustees upon the written request of holders of 10% of the outstanding shares of the Fund. Shareholders have neither preemptive nor cumulative voting rights.

     On August 7, 1992, in a tax-free reorganization, IDEX II Tax-Exempt Portfolio acquired all of the assets and assumed all of the liabilities of AEGON USA Tax-Exempt Portfolio in exchange for shares of IDEX II Tax-Exempt Portfolio which were then distributed to the AEGON USA Tax-Exempt Portfolio shareholders, and IDEX II Income Plus Portfolio acquired all of the assets and assumed all of the liabilities of AEGON USA High Yield Portfolio in exchange for shares of IDEX II Income Plus Portfolio which were then distributed to the AEGON USA High Yield Portfolio shareholders. All historical financial information set forth in this Prospectus relates to the AEGON USA Tax-Exempt Portfolio and the AEGON USA High Yield Portfolio prior to the date they were reorganized into the IDEX II Tax-Exempt Portfolio and the IDEX II Income Plus Portfolio, respectively. On August 21, 1992, in a tax-free reorganization, IDEX II Growth Portfolio acquired all of the assets and assumed all of the liabilities of AEGON USA Growth Portfolio and AEGON USA Capital Appreciation Portfolio in exchange for shares of IDEX II Growth Portfolio which were then distributed on a pro rata basis to the respective AEGON USA Growth Portfolio and AEGON USA Capital Appreciation shareholders.

     On October 1, 1993, in a tax-free reorganization, IDEX II Flexible Income Portfolio acquired all of the assets and assumed all of the liabilities of IDEX Total Income Trust in exchange for shares of IDEX II Flexible Income Portfolio which were then distributed to the IDEX Total Income Trust shareholders. All historical financial information in this Prospectus pertaining to IDEX II Flexible Income Portfolio relates to IDEX Total Income Trust prior to the date it was reorganized into that Portfolio.

CERTAIN LIABILITIES

     Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of Fund assets for all loss and expense of any shareholder held personally liable by reason of being or having been a shareholder. Liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that the adviser believes is remote.

TRANSFER AGENT

     Idex Investor Services, Inc., P.O. Box 9015, Clearwater, Florida 34618-9015, an affiliate of IMI and ISI, is the Fund's Transfer Agent, withholding agent and dividend paying agent. All written correspondence relating to a shareholder's account should be sent to the Transfer Agent.

CUSTODIAN

     Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, is custodian of the Fund's assets and serves as custodian or trustee for qualified retirement plans and individual retirement plan accounts. However, correspondence regarding a shareholder's account should be sent to the Transfer Agent at the address shown above.

SHAREHOLDER INQUIRIES

     Any inquiries by shareholders relating to a Portfolio or the Fund or requests for forms for establishing or changing shareholder accounts or plans should be made by calling Customer Service at (800) 851-9777 or writing the Transfer Agent at P.O. Box 9015, Clearwater, Florida 34618-9015.

SHAREHOLDER REPORTS, PROSPECTUSES AND CONSOLIDATED STATEMENTS

     The Fund sends annual and semi-annual reports and updated prospectuses to shareholders. The annual reports contain audited financial statements. To reduce costs, a shareholder who has more than one account in the Fund, each with the same taxpayer identification number, will be sent only one copy (rather than multiple copies) of certain shareholder mailings and will receive a consolidated statement with respect to such accounts. Further, two or more shareholders may elect to receive a consolidated statement and only one copy (rather than multiple copies) of certain shareholder mailings for their accounts as long as the shareholders have the same surname and address of record and each of the affected shareholders so elects on the New Account Application or by written request to the Transfer Agent. Additional copies of shareholder reports and prospectuses may be obtained by calling Customer Service at (800) 851-9777.

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                               SHAREHOLDERS' MANUAL

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                               OPENING AN ACCOUNT

     To open an account, complete and sign the New Account Application. Each Portfolio currently offers three classes of shares. You can buy Class A, Class B and Class C shares of a Portfolio in several ways which are described below. Additional documentation may be required for corporations, associations and certain fiduciaries. A special application is required for IDEX IRA's and other retirement plans. If you have an account in another IDEX fund or portfolio, you may open an account in a Portfolio of this Fund with the same features by sending a written request to the Transfer Agent. If you have any questions or need extra forms, please call Customer Service at (800) 851-9777 or write the Transfer Agent.

     TAX IDENTIFICATION NUMBER. To avoid being subject to a 31% federal withholding tax on dividends, capital gain distributions and proceeds of redemption, an individual or other non-exempt investor must furnish the Fund with the investor's taxpayer identification number and certify in writing that the number furnished is correct and that the investor is not subject to backup withholding. The appropriate number may be furnished and certified on the application to purchase shares or on IRS Form W-9. To avoid the additional expense of withholding taxes on dividends and other distributions, the Fund may involuntarily redeem any accounts for which certified taxpayer identification numbers have not been furnished within 60 days of the initial purchase of shares in those accounts. Foreign shareholders ordinarily must recertify their foreign status to the Transfer Agent every three years on IRS Form W-8.

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                             HOW TO PURCHASE SHARES


     Class A, Class B and Class C shares of a Portfolio may be purchased at the public offering price through ISI or through dealers who have sales agreements with ISI. WHEN PLACING PURCHASE ORDERS, INVESTORS SHOULD SPECIFY WHETHER THE ORDER IS FOR CLASS A, CLASS B OR CLASS C SHARES OF A PORTFOLIO. Investments by check should be payable in dollars and drawn on U.S. institutions. Ordinarily, the minimum initial investment in the Portfolios, inclusive of the applicable sales charge for Class A shares, is $500. Purchases through plans for regular investment, such as the Automatic Investment Plan, payroll deduction plans or comparable plans, ordinarily do not require a minimum initial investment. Subsequent investments must ordinarily be at least $50. The minimum initial and subsequent investment for military allotment programs and for shares purchased along with other products offered by an affiliate of ISI is $10. A $15 service charge will be charged (through a redemption of shares) when a check, pre-authorized draft or an electronic transfer of monies through Automated Clearing House ("ACH") (or other similar means of purchasing shares) is returned or rejected by the paying bank because of a stop payment order. ACH privileges will be revoked after a draft has been returned or rejected by the paying bank for the second consecutive time because of insufficient or uncollected funds.


     All orders to purchase shares are subject to acceptance by the Fund and are not binding until so accepted, and are subject to ultimate collectibility of funds. The Fund may decline to accept a purchase order when in the judgment of management the acceptance of an order is not in the best interest of existing shareholders. All orders are processed at the appropriate offering price based on the net asset value of a Portfolio's shares next computed after receipt and acceptance of the order. Purchases of shares generally must be settled within three business days of receipt by the Fund of a complete purchase order. Accordingly, the Fund must receive payment for shares within three business days of receipt of a purchase order.

BY MAIL

     Once an account is established, shareholders may purchase additional Class A, Class B or Class C shares at any time by sending checks for subsequent investments directly to the Transfer Agent:

                          Idex Investor Services, Inc.
                                 P.O. Box 9015
                           Clearwater, FL 34618-9015

     Make your check payable to IDEX Mutual Funds and indicate the class of shares. Please note your account number on the check.

BY AUTOMATIC INVESTMENT PLAN


     Shareholders may purchase either Class A, Class B or Class C shares through an IDEX Automatic Investment Plan under which investments may be made periodically by means of a pre-authorized charge on their bank accounts between the 3rd and the 28th day of the month. The monies are electronically transferred through ACH or through a pre-authorized draft. Such transactions will be confirmed on the shareholder's bank statement as an ACH debit or a pre-authorized withdrawal. The shareholder's quarterly IDEX statement will reflect the shares so purchased. A shareholder may change the amount of the shareholder's regular investment or discontinue investments under the Automatic Investment Plan without penalty by calling Customer Service at (800) 851-9777 or writing the Transfer Agent. A shareholder may also request that the amount of his or her regular investment under the Automatic Investment Plan be automatically increased monthly, quarterly, semi-annually or annually. The periodic increases may be stated as a percentage of the automatic investment amount or as a specified dollar amount. Shareholders may participate in an Automatic Investment Plan by completing the appropriate section on the New Account Application or by written request to the Transfer Agent. Forms for establishing an Automatic Investment Plan may be obtained by calling Customer Service or writing the Transfer Agent.


BY TELEPHONE

     Once an account is established, shareholders may purchase additional Class A, Class B or Class C shares by telephone request and make payment by means of a pre-authorized charge on their bank accounts. The shareholder may elect this additional purchase option on the New Account Application or by written request to the Transfer Agent. Payments for telephone purchases are automatically transferred from the shareholder's bank account to his or her IDEX account through ACH on approximately the second bank business day after the purchase request is effected. The purchase is confirmed on the shareholder's bank statement as a pre-authorized charge or withdrawal. The shareholder's IDEX confirmation will reflect the shares purchased. See "Other Information -- Telephone Transactions" for further information relating to the purchase of shares by telephone request.

PURCHASES THROUGH AUTHORIZED DEALERS

     Purchase orders of at least $1,000 may be made by telephone by authorized dealers ("confirmed purchases"). Confirmed purchases can be paid to the Transfer Agent by a check or Federal funds bank wire. Dealers who wish to pay for orders with a Federal funds bank wire are referred to the wire instructions described below. If the confirmed purchase is for a new account, registration instructions including dealer certification of the shareholder's tax identification number must be mailed to the Transfer Agent. If the confirmed purchase is for an existing account, no additional documentation is needed. (It is the dealer's responsibility to transmit such orders promptly.)

     As described above, confirmed purchases of at least $1,000 can be paid by dealers to the Transfer Agent through a Federal funds bank wire. Dealers that pay for orders with a bank wire should instruct their bank to wire Federal funds as follows:

                               NationsBank, N.A.
                                 Tampa, Florida
                                 ABA #063100277
                                DDA #3601194554
                       ATTN: Idex Investor Services, Inc.
                       Confirmed purchase order number(s)
                         Shareholder's account name(s)

     There may be a charge by the dealer's bank for sending out a bank wire, but the Transfer Agent currently does not charge for this convenience.

PUBLIC OFFERING PRICE AND NET ASSET VALUE

     The public offering price of a Class A, Class B or Class C share of a Portfolio is the net asset value per share next determined after receipt and acceptance of the order plus, if Class A shares, the applicable sales charge, if any. Net asset value is determined separately for each class of shares of a Portfolio. The net asset value ("NAV") per share of a Portfolio's Class A, Class B or Class C shares refers to the value of one share of that class and is determined by the Fund's custodian once daily as of the close of the regular session of business on the New York Stock Exchange (the "Exchange"), usually 4:00 p.m. Eastern time, on each day the Exchange is open, and at such other times as the Fund may determine. The per share NAV of each class of shares of a Portfolio is determined by dividing the total value of the Portfolio's securities and other assets, less liabilities, allocable to that class by the total number of shares outstanding of that class. In determining NAV, securities and other portfolio investments are valued at market value. Investments for which quotations are not readily available are valued at fair value determined in good faith by the sub-advisers under the supervision of the Board of Trustees. The different expenses borne by each class of shares will result in different NAV's and dividends. The per share NAV of Class B and Class C shares will generally be lower than the Class A shares of that Portfolio because of the higher expenses borne by the Class B and Class C shares.

PURCHASING CLASS A SHARES

SALES CHARGES

     The public offering price of a Class A share is equal to the net asset value per share plus a sales charge determined in accordance with the following schedules:

             IDEX II AGGRESSIVE GROWTH PORTFOLIO -- CLASS A SHARES
            IDEX II CAPITAL APPRECIATION PORTFOLIO -- CLASS A SHARES
                   IDEX II GLOBAL PORTFOLIO -- CLASS A SHARES
                   IDEX II GROWTH PORTFOLIO -- CLASS A SHARES
               IDEX II EQUITY-INCOME PORTFOLIO -- CLASS A SHARES
         IDEX II TACTICAL ASSET ALLOCATION PORTFOLIO -- CLASS A SHARES
                  IDEX II BALANCED PORTFOLIO -- CLASS A SHARES

                                                    Sales Charge           Reallowance           Sales Charge
                                                  as % of Offering     to Dealers as a % of     as % of Amount
                Amount of Purchase                     Price              Offering Price           Invested
                                                  ----------------     --------------------     --------------
    Less than $50,000.........................          5.50%                  4.75%                 5.82%
    $50,000 but less than $100,000............          4.75%                  4.00%                 4.99%
    $100,000 but less than $250,000...........          4.25%                  3.75%                 4.44%
    $250,000 but less than $500,000...........          3.00%                  2.50%                 3.09%
    $500,000 but less than $1,000,000.........          2.00%                  1.75%                 2.04%
    $1,000,000 or more........................          0.00%                  0.25%*                0.00%

* This amount is not a charge incurred by shareholders. ISI, at its own expense, may make such a payment in accordance with its procedures as may be in effect from time to time. ISI's procedures currently provide for a payment in the amount shown.

              IDEX II FLEXIBLE INCOME PORTFOLIO -- CLASS A SHARES
                IDEX II INCOME PLUS PORTFOLIO -- CLASS A SHARES
                 IDEX II TAX-EXEMPT PORTFOLIO -- CLASS A SHARES

                                                    Sales Charge           Reallowance           Sales Charge
                                                  as % of Offering     to Dealers as a % of     as % of Amount
    Amount of Purchase                                 Price              Offering Price           Invested
                                                  ----------------     --------------------     --------------
    Less than $50,000.........................          4.75%                  4.00%                 4.99%
    $50,000 but less than $100,000............          4.00%                  3.25%                 4.17%
    $100,000 but less than $250,000...........          3.25%                  2.75%                 3.36%
    $250,000 but less than $500,000...........          2.25%                  1.75%                 2.30%
    $500,000 but less than $1,000,000.........          1.25%                  1.00%                 1.27%
    $1,000,000 or more........................          0.00%                  0.25%*                0.00%

* This amount is not a charge incurred by shareholders. ISI, at its own expense, may make such a payment in accordance with its procedures as may be in effect from time to time. ISI's procedures currently provide for a payment in the amount shown.

     Each Portfolio receives the entire NAV of all of its shares sold. ISI retains the sales charge from which it reallows discounts from the applicable public offering price to dealers which are uniform for all dealers in the United States and its territories. From time to time, ISI may reallow up to the full applicable sales charge on Class A shares, as shown in the above tables, to selected dealers who sell or are expected to sell significant amounts of shares during specified time periods or who render designated training services. During periods when substantially the entire sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933, as amended. In addition, ISI from time to time provides noncash compensation to dealers that employ registered representatives that sell a minimum dollar amount of shares of funds in the IDEX Group of Funds. Such noncash compensation is in the form of merchandise and attendance by registered representatives at seminars conducted by ISI, including lodging and travel expenses. ISI may also pay amounts equal to the applicable reallowance, as shown in the above tables, to selected banks and other financial institutions to compensate such institutions for their services in connection with the purchase of Class A shares of a Portfolio and servicing of shareholder accounts. In addition, ISI may pay fees from its own funds to certain dealers and financial institutions whose clients maintain significant account balances in one or more IDEX portfolios or funds to compensate such dealers and financial institutions for rendering administrative and shareholder services.

     The above sales charge schedules are applicable to purchases of Class A shares of a Portfolio by any "purchaser" which includes: (i) an individual, (ii) an individual, his or her spouse and children under the age of 21, and (iii) a trustee or other fiduciary of a single trust estate or single fiduciary account (including pension, profit-sharing and other employee benefit trusts qualified under Section 401 of the Internal Revenue Code of 1986 ("Code")) although more than one beneficiary is involved.

REDUCED SALES CHARGE PLANS FOR CLASS A SHARES

RIGHT OF ACCUMULATION

     The sales charges described above also apply to current purchases of Class A shares of a Portfolio by a purchaser, as defined above, where the aggregate value of Class A shares of a Portfolio plus the value of certain shares of other IDEX portfolios or funds held by the shareholder, as determined at their respective NAVs at the time of the current purchase of Class A shares, amounts to more than the specified amounts in the sales charge schedules, provided ISI or the Transfer Agent is notified by such investor or the investor's dealer that such purchase is made under the Right of Accumulation privilege. THE FOREGOING RIGHT OF ACCUMULATION APPLIES ONLY TO CLASS A SHARES OF A PORTFOLIO AND OTHER FUNDS OR PORTFOLIOS IN THE IDEX GROUP ON WHICH AN INITIAL SALES CHARGE IS IMPOSED.


LETTER OF INTENTION

     The above sales charges are also applicable to the total value of purchases of Class A shares of a Portfolio (excluding any dividends and capital gain distributions received in additional shares) made by a purchaser, as defined above, pursuant to a Letter of Intention ("LOI") to invest a certain amount within a 13-month period. AN LOI WILL APPLY ONLY TO CLASS A SHARES OF A PORTFOLIO, AND TO OTHER FUNDS OR PORTFOLIOS IN THE IDEX GROUP ON WHICH AN INITIAL SALES CHARGE IS IMPOSED. THE VALUE OF CLASS B OR CLASS C SHARES OF ANY PORTFOLIO OF THE FUND WILL NOT BE COUNTED TOWARD THE FULFILLMENT OF AN LOI. Subject to the terms of escrow described below, each purchase made under an LOI will be made at the current public offering price applicable to the full amount covered by the LOI. In the event of a change in the sales charges set forth above, any purchases made under an existing LOI after the effective date of the change will be subject to the revised sales charge. Should the amount actually purchased during the 13-month period be more or less than that indicated in the LOI, an adjustment in the sales charge will be made. A purchase not made pursuant to an LOI may be included thereunder if the LOI is filed within 90 days of such purchase and the 13-month period will commence on the date of such purchase. Any shareholder also may obtain the reduced sales charge by including the value (at the NAV) of all of his or her Class A shares in a Portfolio, together with shares of other IDEX funds or portfolios on which an initial sales charge is imposed, held of record as of the date of his or her LOI as a credit toward determining the applicable scale of sales charges for the shares to be purchased under the LOI. If the total purchases made under an LOI plus any credit under the Right of Accumulation described above, are large enough to qualify for a lower sales charge category than specified in the LOI, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge.


     An LOI authorizes the Transfer Agent to escrow Class A shares having a purchase price of 5% of the minimum dollar amount specified in the LOI. All dividends and capital gain distributions on shares held in escrow will be paid in additional shares unless the shareholder elects another distribution option on the New Account Application or by written request to the Transfer Agent. When the minimum investment specified in the LOI is completed, the shares held in escrow will remain on deposit unless the shareholder requests a certificate for such shares. Shares held in escrow can be redeemed by the Transfer Agent to retroactively adjust upward the sales charge which results when the amount invested differs from the amount intended to be invested. In any retroactive reduction in sales charge, the amount of the reduction will be invested in additional shares at NAV, or remitted to the shareholder if otherwise requested by the shareholder.

     An LOI is not a binding obligation upon the investor to purchase, nor a Portfolio to sell, the full amount indicated. To insure that all purchases will receive a quantity discount, the shareholder or the shareholder's dealer should notify the Fund or Transfer Agent that an LOI is in effect at the time an initial investment in shares is made. Forms and other information concerning LOIs may be obtained by calling Customer Service or writing the Transfer Agent.

CERTAIN GROUPS

     An individual who is a member of a qualified group may purchase Class A shares of a Portfolio at the reduced sales charge which ISI anticipates will be applicable to the group as a whole within a specified period. The applicable sales charge is determined by ISI by taking into account the anticipated aggregate amount of purchases by members of the group of Class A shares of a Portfolio and of all other IDEX funds or portfolios available for sale to the public on which an initial sales charge is imposed. A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Portfolio or similar investments (e.g., investment clubs), and (iii) satisfies uniform criteria which allows ISI and/or other dealers offering Portfolio shares to realize economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution. Pension or other employee benefit plan participants may qualify for group purchases. The Fund reserves the right to modify this privilege at any time. Further information about qualifying groups may be obtained by calling Customer Service at (800) 851-9777.

CERTAIN PURCHASES

     Class A shares of a Portfolio may be sold at NAV per share without a sales charge, if such shares are purchased for investment purposes and may not be resold except to the Fund, to: (a) current or former trustees, trustees emeriti, directors, officers, full-time employees or sales representatives of the Fund, IMI, Janus Capital, ISI, AEGON Management, Alger Management, Luther King, Dean Investment or of any of their affiliates; (b) directors, officers, full-time employees and sales representatives of any dealer having a sales agreement with ISI; (c) any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons; (d) any members of the family (e.g., spouse, children, siblings, parents and parents-in-law) of any of the foregoing persons; or (e) IMI, Janus Capital, ISI, AEGON Management, Alger Management, Luther King, Dean Investment or any of their affiliates. Any person who was eligible to purchase Class A shares of a Portfolio at NAV pursuant to (a) through (e) above, who subsequently becomes ineligible may continue to purchase Class A shares of the Portfolio at NAV for accounts opened prior to such ineligibility. Any person eligible to purchase shares pursuant to (a) through (e) above is restricted to the purchase of Class A shares only. The Fund reserves the right to modify or eliminate this privilege at any time.

     Class A shares of a Portfolio may also be sold at NAV per share without a sales charge to "wrap" accounts for the benefit of clients of certain broker-dealers, financial institutions or financial planners, who have entered into arrangements with the Fund or ISI.

PURCHASING CLASS B SHARES

     The public offering price of Class B shares of a Portfolio is the net asset value per share. Class B shares are subject to ongoing service and distribution fees at an annual rate of up to 1.00% of the average daily net assets of that Portfolio's Class B shares. Class B investors enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge at the rates set forth in the table below charged as a percentage of the dollar amount subject thereto. The charge is assessed on an amount equal to the lesser of the then current market value or the original cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares acquired from reinvestment of dividends or capital gains distributions.

     In the case of the IDEX II Growth, Global, Balanced, Capital Appreciation, Aggressive Growth, Equity-Income and Tactical Asset Allocation Portfolios, ISI compensates dealers for sales of Class B shares at the time of sale at a commission rate of 4.00% of the amount of Class B shares purchased up to $250,000, and 2.50% of the amount of Class B shares purchased in excess of $250,000, and up to $500,000. In the case of the IDEX II Flexible Income, Tax-Exempt and Income Plus Portfolios, ISI compensates dealers for sales of Class B shares at the time of sale at a commission rate of 3.00% of the amount of Class B shares purchased up to $250,000, and 2.00% of the amount of Class B shares purchased in excess of $250,000, and up to $500,000. ORDERS FOR CLASS B SHARES OF $500,000 OR MORE WILL BE DECLINED. Dealers will begin earning an annual service fee of up to 0.25% of the average daily net assets of a Portfolio's Class B (based on Class B shares purchased and retained by the dealer's customers) shares beginning in the thirteenth month following a sale, which will be payable after the end of each calendar quarter thereafter. ISI is compensated by each Portfolio for services as distributor and principal underwriter for Class B shares of each Portfolio.

     The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

                                     CONTINGENT DEFERRED
                                      SALES CHARGE AS A
                                          PERCENTAGE
                                       OF DOLLAR AMOUNT
          YEAR SINCE PURCHASE         SUBJECT TO CHARGE
    -------------------------------- --------------------
    First...........................         5%
    Second..........................         4%
    Third...........................         3%
    Fourth..........................         2%
    Fifth and Sixth.................         1%
    Seventh and later...............         0%

     The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Portfolio's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 in appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 4% ($400) because it was imposed during in the second year after the purchase was made.

     In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, it is assumed that the redemption is first, of any Class B shares in the shareholder's Portfolio account that are not subject to a contingent deferred sales charge as a result of one of the waiver provisions described below; second, of Class B shares held for at least six years or acquired pursuant to reinvestment of dividends or distributions; and third, of Class B shares held longest during the six-year period.

     The contingent deferred sales charge is waived on redemption of Class B shares (i) following the death or total disability (as evidenced by a determination of the federal Social Security Administration) of a shareholder, but in the case of total disability, only as to shares owned at the time of the initial determination of disability, and (ii) made pursuant to the Fund's systematic withdrawal plan, but limited to 12% annually of the value of the account on the date the systematic withdrawal plan is established. The contingent deferred sales charge is also waived on redemption of Class B shares as it relates to the reinvestment of redemption proceeds in shares of the same class of a Portfolio within 90 days after redemption. See the Statement of Additional Information for further discussion of waiver provisions.

     The Fund may expand, restrict or otherwise modify the circumstances under which the contingent deferred sales charge is waived; in such case, the Fund's Prospectus and Statement of Additional Information will be updated and shareholders will be notified of the change to the extent required by regulatory requirements.

PURCHASING CLASS C SHARES

     The public offering price of Class C shares of a Portfolio is the net asset value per share. Since Class C shares are sold without an initial sales charge, Class C investors enjoy the benefit of permitting all of their investment dollars to work from the time the investments are made. Class C shares are subject to ongoing service and distribution fees at an annual rate of up to 0.90% of the average daily net assets of that class, although the Tax-Exempt Portfolio currently intends to limit the total of these fees to .60% of the average daily net assets of the Tax-Exempt Portfolio's Class C shares. ISI currently pays dealers for sales of Class C shares a distribution fee at an annual rate not to exceed 0.90% of the average daily net assets attributable to Class C shares sold by such broker. ISI is compensated by each Portfolio for services as distributor and principal underwriter for Class C shares.

-----------------------------------------------------------------
                             HOW TO EXCHANGE SHARES

EXCHANGE PRIVILEGE

     CLASS A SHARES OF A PORTFOLIO MAY BE EXCHANGED ONLY FOR SHARES OF OTHER FUNDS OR PORTFOLIOS IN THE IDEX GROUP ON WHICH AN INITIAL SALES CHARGE IS IMPOSED. CLASS B AND CLASS C SHARES MAY BE EXCHANGED ONLY FOR CLASS B AND CLASS C SHARES, RESPECTIVELY, OF OTHER PORTFOLIOS OF THE FUND. Class A or Class C shares of a Portfolio may also be exchanged for shares of any of the three portfolios of the Cash Equivalent Fund or the California Tax-Exempt Money Market Fund, money market mutual funds managed by Kemper Financial Services, Inc. Class B shares of a Portfolio may also be exchanged only for the Cash Equivalent Fund Money Market Portfolio. (See "Money Market Fund Exchange Privilege.")

     Class B shares are exchangeable on the basis of relative net asset value per share without the payment of any contingent deferred sales charge that might otherwise be due on the redemption of such Class B shares. For purposes of computing the contingent deferred sales charge that may be payable upon a disposition of the Class B shares acquired in the exchange, the holding period for the previously owned Class B shares is "tacked" to the holding period of the Class B shares acquired through the exchange.


     Any IDEX exchange will be based on the respective NAV's of the shares involved and may be made in amounts of $500 or more. There is no sales commission involved in an exchange of Class A, Class B or Class C shares.

     A shareholder will automatically have exchange privileges unless the shareholder gives instructions to the contrary on the shareholder's New Account Application or by written notice to the Transfer Agent. Exchange requests may be made by either: 1) submitting written instructions to the Transfer Agent, or 2) providing telephone exchange instructions to Customer Service. A shareholder may make a full exchange to a new account by written request and in that case all special account features such as an Automatic Investment Plan, Letter of Intention or Systematic Withdrawal/Exchange Plan will be transferred to the new account unless the Transfer Agent is otherwise instructed. A shareholder may make a partial exchange to a new account by written request and in that case all special account features except the Automatic Investment Plan and the Systematic Withdrawal/Exchange Plan will be transferred to the new account unless the Transfer Agent is otherwise instructed. Before making an exchange, the investor should consider the investment objective of the fund or portfolio whose shares are to be purchased, which can be found in the current prospectus of that fund or portfolio. A prospectus for any of the IDEX funds may be obtained by calling Customer Service at (800) 851-9777 or writing the Transfer Agent.

     All exchange requests will be processed at the NAV per share next determined after the request is received. The Fund reserves the right to establish limitations as to the amounts or frequency of such exchanges, to change the service charge for such exchanges and to impose such other restrictions as may be necessary to assure that such exchanges do not disadvantage the Fund and its shareholders. The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time. For further information concerning the exchange privilege, or to obtain appropriate forms, please call Customer Service or write the Transfer Agent.

TELEPHONE EXCHANGES

     To place a telephone exchange request, call Customer Service at (800) 851-9777 before 4:00 p.m. Eastern Time. Shares acquired by telephone exchange must be registered exactly as the account from which the exchange was made. Certificated shares are not eligible for the telephone exchange privilege. See "Other Information -- Telephone Transactions" for further information relating to the telephone exchange privilege.

SYSTEMATIC EXCHANGES

     A shareholder who owns Class A, Class B or Class C shares of a Portfolio worth at least $10,000 at the current public offering price may elect on his or her New Account Application or by written request to the Transfer Agent a systematic exchange option providing for monthly exchanges of that class of shares of the Portfolio for shares of the same class of shares of any other IDEX fund or portfolio which is then offering shares for sale in the shareholder's state of residence, and for Class A shares, on which an initial sales charge is imposed. Shareholders may also systematically redeem shares of a Portfolio and invest the proceeds in various portfolios of the Cash Equivalent Fund or the California Tax-Exempt Money Market Fund (or in the case of Class B shares, the Cash Equivalent Fund Money Market Portfolio only). (See "Money Market Fund Exchange Privilege".) Shares acquired by systematic exchange must be registered exactly as the account from which the exchange is made. Certificated shares are not eligible for the systematic exchange privilege.

MONEY MARKET FUND EXCHANGE PRIVILEGE


     Shareholders may redeem Class A or Class C shares of a Portfolio having a value of at least $1,000 and automatically invest the proceeds in any of the three portfolios of the Cash Equivalent Fund or the California Tax-Exempt Money Market Fund (collectively, the "Money Market Funds"), which are separately managed, diversified open-end money market mutual funds. Class B shares of a Portfolio having a value of at least $500 may be exchanged into the Cash Equivalent Fund Money Market Portfolio only. Shareholders may subsequently redeem their shares of any of the Money Market Funds in minimum amounts of $1,000 and automatically invest the proceeds of such redemption in the same class of shares of the Portfolio at the then applicable NAV per share. The Fund reserves the right to change the amount of such exchanges at any time. Shareholders may also elect a systematic exchange option providing for monthly exchanges of shares between a Portfolio and any of the Money Market Funds (or in the case of Class B shares, the Cash Equivalent Fund Money Market Portfolio only).


     Redemptions of shares in connection with Money Market Fund exchanges will be effected as of the end of the day on which an exchange request is received, if received before 4:00 p.m., Eastern time. This exchange privilege does not constitute an offering or recommendation of Money Market Fund shares by the Fund. Before making such an exchange, the investor should consider the investment objective of the fund or portfolio whose shares are to be purchased, which can be found in the current prospectus of that fund or portfolio. Shareholders will receive a Money Market Fund Prospectus with their initial confirmation statement. Exchanges may be requested by writing the Transfer Agent or calling Customer Service at (800) 851-9777.

     Class B shares of any Portfolio exchanged for shares of the Cash Equivalent Fund ("Exchanged B Shares") will not be subject to any contingent deferred sales charge at the time of this exchange. Upon the redemption of the Cash Equivalent Fund shares acquired with Exchanged B Shares, the contingent deferred sales charge that was waived at the time of the exchange into the Cash Equivalent Fund will be applied. (The contingent deferred sales charge assessed will be based on the period that the Exchanged B Shares, but not the Cash Equivalent Fund shares, were held.) If a shareholder who acquired the Cash Equivalent Fund shares with Exchanged B Shares subsequently elects to exchange those Cash Equivalent Fund shares for Class B shares of any Portfolio ("Reacquired B Shares"), such exchange will be effected at the then applicable net asset value of the Cash Equivalent Fund Shares and the Class B shares. Upon redemption of Reacquired B Shares, a contingent deferred sales charge will be assessed based on the period that both Exchanged and Reacquired B Shares, but not the Cash Equivalent Fund shares, were held.

     To the extent that the Cash Equivalent Fund shares were originally acquired other than pursuant to an exchange of Fund shares, purchases of shares of any of the Portfolios of the Fund with the proceeds of Money Market Fund shares will not be considered to be made in accordance with the exchange privilege described above. Accordingly, the purchase of shares of a Portfolio subsequent to the redemption of Money Market Fund shares not originally acquired pursuant to an exchange of Fund shares shall be subject to the otherwise applicable sales charge which will be imposed in accordance with its terms.

-----------------------------------------------------------------
                              HOW TO REDEEM SHARES

GENERAL INFORMATION

     Shareholders may redeem their shares at any time at a price equal to the NAV per share next determined following receipt of a valid redemption request by the Transfer Agent. Payment of redemption proceeds will normally be made within three business days of the Transfer Agent's receipt of a valid redemption request, as described below. IF SHARES HAVE BEEN PURCHASED BY CHECK OR OTHER MEANS THAT ARE SUBJECT TO FINAL COLLECTION, THE TRANSFER AGENT WILL NOT MAKE REDEMPTION PROCEEDS AVAILABLE UNTIL SUCH SHARES HAVE BEEN OWNED FOR 15 DAYS, OR MORE IN SOME CASES. Redemption proceeds will be sent by regular first class mail, or for a $20 service charge, by overnight mail, if requested. A shareholder can pay the $20 by check. Otherwise, the charge will be deducted from the shareholder's account by a redemption of Portfolio shares. The Transfer Agent may be unable to provide overnight mail service when mailing to addresses other than street addresses or if this delivery is not available to a given location.

     The value of Portfolio shares on redemptions may be more or less than the shareholder's cost or basis, depending upon the Portfolio's NAV at the time of redemption. Shares will normally be redeemed for cash, except under unusual circumstances as described in the Statement of Additional Information under "Redemption of Shares." Redemption and repurchase of shares may be suspended or payment postponed during any period in which the Exchange is closed (other than on weekends or customary holidays) or trading on the Exchange is restricted, or during periods of an emergency or other periods during which the SEC permits such suspension.

     AS DESCRIBED HEREIN UNDER "HOW TO PURCHASE SHARES -- PURCHASING CLASS B SHARES", REDEMPTIONS OF CLASS B SHARES ARE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge incurred upon redemption is paid to the Distributor in reimbursement for distribution related expenses.

REDEMPTIONS REQUESTED IN WRITING

     To redeem shares in writing, the shareholder must send a written redemption request, together with any outstanding certificates representing the shares to be redeemed, to:

                          Idex Investor Services, Inc.
                                 P.O. Box 9015
                         Clearwater, Florida 34618-9015


     The written request must be signed by the owner(s) of the account (or a person authorized to act on behalf of such owner(s)) and should specify the name of the Portfolio, the class of shares, the number of shares or dollars of that class of shares being redeemed, the account number and the name(s) on the account. Any outstanding certificates must be endorsed by the registered owner or owners, with signatures guaranteed, if required. FOR YOUR PROTECTION, SIGNATURE GUARANTEES ARE REQUIRED IF THE AMOUNT OF THE REDEMPTION IS MORE THAN $100,000, IF THE REDEMPTION PROCEEDS ARE BEING MAILED TO AN ADDRESS OTHER THAN THE ADDRESS OF RECORD OR IF ANY REDEMPTION BY CHECK IS REQUESTED WITHIN 30 DAYS OF A CHANGE IN THE ACCOUNT REGISTRATION ADDRESS OF RECORD. All required guarantees of signatures must be made by a national or state bank, a member firm of a national stock exchange or any other institution which is an eligible guarantor institution as defined by rules and regulations of the SEC. If shares are held of record in the name of a corporation, partnership, trust or fiduciary, evidence of the authority of the person seeking redemption is required before the request for redemption is accepted, including redemptions under $100,000. For additional information, call Customer Service at (800) 851-9777.


TELEPHONE AND EXPEDITED REDEMPTIONS

     Shareholders may automatically redeem Portfolio shares by telephone and have redemption proceeds paid by check unless instructions to the contrary are indicated on the shareholder's New Account Application or by written request to the Transfer Agent. These privileges are not available for newly purchased shares (within the prior 15 days), retirement plan accounts or for shares represented by certificate. The Fund reserves the right to modify or eliminate these privileges without prior notice to shareholders at any time. If an account has multiple owners, the Transfer Agent may rely on the instructions of any one owner. See "Other
Information -- Telephone Transactions" for further information relating to the telephone redemption privilege.



     TELEPHONE REDEMPTIONS. Shareholders may redeem Portfolio shares in amounts up to $50,000 by telephone by calling Customer Service at (800) 851-9777 if this privilege is in effect for your account. Redemption proceeds paid by check will be made payable to the shareholder(s) of record and may only be sent to the address of record for the account. A redemption requested by telephone and payable by check will not be made if the address of record has been changed within 30 days of the telephone redemption request.

     EXPEDITED REDEMPTIONS. Shareholders may elect to have the privilege of receiving redemption proceeds by ACH or Federal funds bank wire to a designated bank account by completing the appropriate section of the New Account Application. This privilege may be added to an existing account by mailing a signature guaranteed request with complete bank information (usually a voided check) to the Transfer Agent. Redemption proceeds of up to $50,000 may be electronically transferred through ACH whereby the redemption proceeds are credited directly to the shareholder's pre-designated bank account by the third business day after the redemption request is effected. The Transfer Agent currently does not charge for the convenience of paying redemptions electronically through ACH.

     If the expedited redemption privilege has been elected, redemption proceeds up to $50,000 may also be electronically transferred to a pre-designated bank account through a Federal funds bank wire for a $20 service charge. The charge will be deducted from the shareholder's account through a redemption of Portfolio shares. The minimum redemption amount for a Federal funds bank wire is $1,000. The bank wire for the redemption proceeds normally will be transmitted by the Transfer Agent to the designated bank account on the next bank business day after the redemption request is effected. The bank routing and account numbers for standing expedited redemption privileges must be provided on the New Account Application or by written request to the Transfer Agent and may be changed only by signature guaranteed instructions by all registered owners. Expedited redemption requests may be made by calling Customer Service or by writing the Transfer Agent. Shareholder accounts without standing expedited redemption privileges can request redemptions to be sent by Federal funds bank wire for a $20 charge to a U.S. bank account by submitting an original, written request to the Transfer Agent with all Fund account owners' signatures guaranteed. The request must specify the necessary bank routing and account numbers and the names on the bank account.=


REDEMPTIONS THROUGH AN AUTHORIZED DEALER

     Shareholders may also request dealers to place confirmed redemption orders (including those through the National Securities Clearing Corporation ("NSCC") electronic order system). It is the responsibility of dealers to transmit such orders promptly. For shareholders redeeming through dealers, payment will be made directly to the dealer within three business days after receipt by the Transfer Agent of the written settlement instructions and certificates for shares, properly endorsed and with signatures guaranteed as described above. Redemptions through NSCC are settled after review by the Transfer Agent for good order.

SYSTEMATIC WITHDRAWAL PLAN

     Shareholders who own Class A, Class B or Class C shares of a Portfolio worth at least $10,000 at the current public offering price may establish a Systematic Withdrawal Plan ("SWP") providing for monthly, quarterly or annual payments of at least $50. Under an SWP, sufficient Class A, Class B or Class C shares of a Portfolio are in most instances redeemed to provide the amount of the periodic payment. The maximum annual rate at which Class B shares may be redeemed under an SWP, without imposition of the contingent deferred sales charge otherwise applicable, is 12% of the value of the account on the date the systematic withdrawal plan is established. Such payments may be paid through ACH, whereby the redemption proceeds are credited directly to the shareholder's bank account or, upon request, paid by a check from the Fund. Redemptions of shares in connection with an SWP are normally effected approximately seven to ten days prior to the first day of the month; however, the Fund cannot guarantee that payment will be received by the date selected. Dividends and capital gain distributions on shares in an account with an active SWP are usually paid in additional shares only of the Portfolio. If the requested payments under an SWP require redemption of more shares than have been credited through the payment of dividends and capital gain distributions in additional shares, the shareholder's original investment may be depleted and ultimately exhausted. The amounts received by a shareholder under an SWP cannot be considered an actual yield or income on investment since such payments may include a return of the shareholder's original investment. It may be disadvantageous to an investor to maintain an SWP concurrently with the additional purchase of shares because a sales charge may apply to such purchases. An SWP may be amended or terminated at any time upon written notice to the Transfer Agent, and will be terminated when all shares in an account with an active SWP have been redeemed or upon notification of the shareholder's death. Forms for establishing an SWP may be obtained by calling Customer Service.

REINVESTMENT PRIVILEGE

     A shareholder who has redeemed Class A shares of a Portfolio may reinvest in that class of shares of any of the Portfolios of the Fund or in the shares of IDEX Fund, an amount not to exceed the amount of redemption proceeds, without a sales commission. A shareholder who redeems Class B shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class B shares of any of the Portfolios of the Fund. The amount of any contingent deferred sales charge previously imposed also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of calculating the contingent deferred sales charge applicable to Class B shares acquired through the reinvestment privilege. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of any of the Portfolios of the Fund or in the shares of IDEX Fund without incurring the sales charge applicable to Class A shares. To exercise this reinvestment privilege, the shareholder must send a written request to the Transfer Agent within 90 days after the redemption. The redemption proceeds will be reinvested on the basis of the NAV of the shares in effect immediately after receipt of the written request. This reinvestment privilege may be exercised only once by a shareholder upon redemption of Class A or Class B shares of a Portfolio.

MINIMUM ACCOUNT BALANCE

     The Fund may redeem shares in any account and pay the proceeds to the shareholder if, due to redemptions, the account balance falls below $500, and the account reflects no purchases of shares, other than through the payment of dividends or capital gains in additional shares, during the sixty days prior to the mailing of the notice of intent to redeem. Any applicable contingent deferred sales charge will be deducted from the proceeds of this redemption. The Fund will give the shareholder sixty days written notice of intent to redeem prior to any such redemption, unless the account is less than 24 months old. During the sixty-day period following mailing of the notice, the shareholder may increase the value of his or her account through additional purchases and avoid involuntary redemption.

REPURCHASE

     For the convenience of shareholders, the Fund has authorized ISI to act as its agent in the repurchase of Fund shares. The Fund reserves the right to terminate this procedure at any time. Offers to sell shares to the Fund may be communicated to ISI by wire or telephone from dealers for their customers. The Fund's practice will be to repurchase shares offered to it at the NAV per share determined as of the close of the regular session of business on the Exchange on the day the offer for repurchase is received and accepted by the dealer, if the offer is received by the dealer before the close of the regular session of business on the Exchange and is received by ISI before the close of ISI's business on that day. The dealer will be responsible for the prompt transmission of orders.

     Payment of the repurchase proceeds will be made in cash to the dealer placing the order. Neither the Fund nor ISI charges any fee or commission upon such repurchase which is then settled as an ordinary transaction with the dealer delivering the shares repurchased. However, dealers may charge a fee. Payment will normally be made within seven days after receipt of an order to repurchase provided that the certificates, or stock powers if no certificates have been issued, have been delivered to the Transfer Agent in proper form as described above.

OTHER INFORMATION

     RETIREMENT PLANS. Class A, Class B and Class C shares of a Portfolio may be purchased in conjunction with individual retirement accounts, Simplified Employee Pension Plans, 401(k) Plans, corporate and self-employed pension and profit sharing plans and 403(b)(7) programs. These plans require the completion of a separate application and a prototype agreement which are available without charge upon request to the Transfer Agent. Ordinarily, the annual maintenance fee for retirement plan accounts is $12 per account with a maximum of $24 per tax identification number. However, this annual fee will be waived if the Investors Fiduciary Trust Company ("IFTC") trusteed retirement plan account balances combined per tax identification number are greater than $50,000 as of a valuation date determined by the Transfer Agent. Accounts that are not retirement plan accounts trusteed by IFTC are not counted toward the $50,000 limit. Additional information about retirement plans is included in the Statement of Additional Information, and may also be obtained by calling Customer Service at (800) 851-9777. With respect to plans intended to provide tax deferred benefits, investors may wish to consult with their own tax counsel or advisors.

     TELEPHONE TRANSACTIONS. As described above under "How to Purchase Shares," "How to Exchange Shares," and "How to Redeem Shares", shareholders may purchase, exchange and/or redeem shares by telephone request. The registered representative of record may also purchase, exchange and/or redeem shares on a shareholder's behalf pursuant to a shareholder's instructions. The Fund, ISI and the Transfer Agent will not be liable for complying with telephone instructions and investors will bear the risk of any such loss. The Fund, ISI and/or the Transfer Agent will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund, ISI and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of such transactions and/or tape recording telephone instructions.


     CONFIRMATIONS, HISTORICAL STATEMENTS AND CERTIFICATES. After every account transaction, except the automatic payment of dividends and distributions in shares and periodic ACH purchases and/or redemptions, a shareholder will receive a statement showing the details of the transaction, the number of shares held, and a record of transactions since the beginning of the year. Shareholders may request a historical transcript of their accounts. The Fund currently does not charge for this research; however, the Fund reserves the right to make certain charges to investors to cover administrative costs.


     Shares purchased are ordinarily in non-certificated form. Certificates representing shares owned will not be delivered to the shareholder unless requested in writing from the Transfer Agent. No certificate will be issued for fractional shares and no certificate will be issued to a shareholder who would thereafter hold a certificate or certificates representing in the aggregate less than 30 shares (except in connection with sales or transfers of shares represented by certificates already outstanding). Certificates are issued only in like registration to that of the account. Certificates may be returned to the Transfer Agent at any time. No charge is made for this safekeeping service. If certificates have been lost or stolen, notify the Transfer Agent immediately. There may be a charge for cancelling and replacing certificates.

--------------------------------------------------------------------------------
                                   APPENDIX A
                               SECURITIES RATINGS

     The ratings by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") are a generally accepted measurement of credit risk. However, they are subject to certain limitations. Ratings are generally based upon historical events and do not necessarily reflect the future. In addition, there is a period of time between the issuance of a rating and the update of a rating, during which time a published rating may be inaccurate.

       -----------------------------------------------------------------
                           A. KEY TO MOODY'S RATINGS

1.  Description of Moody's Corporate, Utility and Government Bond Rating
Categories:

     Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation or protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Conditional rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category. Such modifiers are not considered in applying the Tax-Exempt Portfolio's operating policy restrictions on corporate investments.

2.  Description of Moody's Municipal Note Rating Categories:

     The four ratings of Moody's for short-term notes are MIG1, MIG2, MIG3, AND MIG4. MIG1 denotes "best-quality, enjoying strong protection from established cash flow"; MIG2 denotes "high-quality" with "ample margins of protection"; MIG3 notes are of "favorable quality . . . but lacking the undeniable strength of the preceding grades"; MIG4 notes are of "adequate quality, carrying specific risk but having protection . . . and not distinctly or predominately speculative".

3.  Description of Moody's Preferred Stock Rating Categories:

     aaa. An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa. An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a. An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

     baa. An issue which is rated "baa" is considered to be a medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba. An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b. An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     Moody's major rating categories for preferred stocks continue in descending order as follows: Caa, Ca, C.

     Note: Moody's may apply numerical modifiers identical in significance to those described for bond rating categories to preferred stocks rated "aa" through "b". Such modifiers are not considered in applying the Tax-Exempt Portfolio's operating policy restrictions on corporate investments.

4.  Description of Moody's Commercial Paper Rating Categories:

     Moody's commercial paper ratings are opinions of the ability of issuers (or related supporting institutions) to repay punctually promissory obligations not having an original maturity in excess of 9 months. Moody's employs the following 3 designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated Prime-1 ("P-1") have a superior capacity for repayment of short-term promissory obligations.

     Issuers rated Prime-2 ("P-2") have a strong capacity for repayment of short-term promissory obligations.

     Issuers rated Prime-3 ("P-3") have an acceptable capacity for repayment of short-term promissory obligations.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

5.  Absence of Moody's Rating

     Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3. There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspense or withdrawal may occur; if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

       -----------------------------------------------------------------
                             B. KEY TO S&P RATINGS

1.  Description of S&P Bond Rating Categories:

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rated categories.

     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by the large uncertainties or major risk exposures to adverse conditions.

     C1. The rating C1 is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or Minus (-). The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

2.  Description of S&P Preferred Stock Rating Categories:

     AAA. This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA. A preferred stock issue rated "AA" also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A. An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB. An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B, CCC, C, D. Preferred stock rated BB, B, CCC, CC, C and D are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and D the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

     Plus (+) or Minus (-). The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

3.  Description of S&P's Commercial Paper Rating Categories:

     An S&P Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging for "A" for the highest quality obligations to "D" for the lowest. The "A" rating category consists of the following:

     A. Issues assigned to the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

     A-1. This designation indicates that the degree of safety regarding timely payment is very strong.

     A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

     A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

4.  Absence of S&P Rating:

     "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.

                       IDEX II FLEXIBLE INCOME PORTFOLIO

SECURITIES HOLDINGS BY RATING CATEGORY

     At March 31, 1995, the percentage of securities holdings of the Flexible Income Portfolio, by rating category based upon a weighted average by market value was:

Bonds -- Standard & Poor's Rating

    AAA.................................   14.17%
    AA..................................    2.47
    AA-.................................    0.99
    A+..................................    6.90
    A-..................................    2.29
    BBB.................................    8.49
    BBB-................................   23.70
    BB+.................................    2.49
    BB..................................    0.79
    BB-.................................    2.33
    B+..................................    2.23
    B...................................    6.87
    B-..................................    9.05
    CCC.................................    2.48
    C...................................    1.67
    Nonrated............................    6.44
    Non-Convertible Preferred Stocks....    3.37
    Convertible Preferred Stocks........
    Short Term Cash and Other Assets in
      Excess of Liabilities.............    3.27
                                          ------
    TOTAL...............................  100.00%

                         IDEX II INCOME PLUS PORTFOLIO

SECURITIES HOLDINGS BY RATING CATEGORY

     At March 31, 1995, the percentage of securities holdings of the Income Plus Portfolio, by rating category based upon a weighted average by market value was:

Bonds -- Standard & Poor's Rating

    AA-.................................    2.76%
    A...................................    1.82
    BBB+................................    6.92
    BBB.................................   17.28
    BBB-................................   28.53
    BB+.................................    1.72
    BB..................................    4.14
    BB-.................................    1.50
    B+..................................   11.18
    B...................................   14.96
    B-..................................    0.43
    Non-Convertible Preferred Stocks....    0.49
    Short Term Cash and Other
      Assets in Excess of Liabilities...    8.27
                                          ------
    TOTAL...............................  100.00%

                                     NOTES
--------------------------------------------------------------------------------

                                     NOTES
--------------------------------------------------------------------------------

                      IDEX II AGGRESSIVE GROWTH PORTFOLIO
                     IDEX II CAPITAL APPRECIATION PORTFOLIO
                            IDEX II GLOBAL PORTFOLIO
                            IDEX II GROWTH PORTFOLIO
                        IDEX II EQUITY-INCOME PORTFOLIO
                  IDEX II TACTICAL ASSET ALLOCATION PORTFOLIO
                           IDEX II BALANCED PORTFOLIO
                       IDEX II FLEXIBLE INCOME PORTFOLIO
                         IDEX II INCOME PLUS PORTFOLIO
                          IDEX II TAX-EXEMPT PORTFOLIO

                      STATEMENT OF ADDITIONAL INFORMATION

                                October 1, 1995

                              IDEX II SERIES FUND
                              201 Highland Avenue
                              Largo, Florida 34640
                      Shareholder Services (800) 851-9777

     IDEX II Aggressive Growth Portfolio, IDEX II Capital Appreciation Portfolio, IDEX II Global Portfolio, IDEX II Growth Portfolio, IDEX II Equity-Income Portfolio, IDEX II Tactical Asset Allocation Portfolio, IDEX II Balanced Portfolio, IDEX II Flexible Income Portfolio, IDEX II Income Plus Portfolio (formerly known as IDEX II High Yield Portfolio) and IDEX II Tax-Exempt Portfolio (each a "Portfolio" and collectively, the "Portfolios") are series of IDEX II Series Fund (the "Fund"), an open-end management investment company that offers a selection of investment portfolios. All Portfolios other than the Capital Appreciation Portfolio are diversified, while the Capital Appreciation Portfolio is nondiversified. IDEX II Aggressive Growth Portfolio seeks long-term capital appreciation. IDEX II Capital Appreciation Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital by emphasizing investments in common stocks of companies which will normally have an average market capitalization between $1 billion and $5 billion. IDEX II Global Portfolio seeks long-term growth of capital in a manner consistent with preservation of capital, primarily through investments in common stocks of foreign and domestic issuers. IDEX II Growth Portfolio seeks only growth of capital. IDEX II Equity-Income Portfolio seeks to provide current income, long-term growth of income and capital appreciation. IDEX II Tactical Asset Allocation Portfolio seeks preservation of capital and competitive investment returns. IDEX II Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. IDEX II Flexible Income Portfolio seeks to obtain maximum total return for its shareholders, consistent with preservation of capital, by actively managing a portfolio of income-producing securities. IDEX II Income Plus Portfolio seeks to provide as high a level of current income as is consistent with the avoidance of excessive risk. IDEX II Tax-Exempt Portfolio seeks to provide maximum current interest income exempt from federal income tax in a manner consistent with preservation of capital.

     This Statement of Additional Information is not a Prospectus, and should be read in conjunction with the Prospectus dated October 1, 1995 which may be obtained free of charge by writing or calling the Fund at the above address or telephone number. This Statement of Additional Information contains additional and more detailed information about each Portfolio's operations and activities than that set forth in the Prospectus.

ISF00065-10/95

                              IDEX II SERIES FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

Investment Objectives...................................................................................     1
Investment Restrictions, Policies and Practices.........................................................     1
  Investment Restrictions of IDEX II Aggressive Growth Portfolio........................................     1
  Investment Restrictions of IDEX II Capital Appreciation Portfolio and IDEX II Balanced Portfolio......     2
  Investment Restrictions of IDEX II Global Portfolio...................................................     4
  Investment Restrictions of IDEX II Growth Portfolio and IDEX II Flexible Income Portfolio.............     5
  Investment Restrictions of IDEX II Equity-Income Portfolio............................................     7
  Investment Restrictions of IDEX II Tactical Asset Allocation Portfolio................................     8
  Investment Restrictions of IDEX II Income Plus Portfolio..............................................     9
  Investment Restrictions of IDEX II Tax-Exempt Portfolio...............................................    11
Other Policies and Practices of the Portfolios..........................................................    12
  Futures, Options and Other Derivative Instruments.....................................................    12
     Futures Contracts..................................................................................    12
     Options on Futures Contracts.......................................................................    15
     Options on Securities..............................................................................    15
     Options on Foreign Currencies......................................................................    18
     Forward Contracts..................................................................................    19
     Swaps and Swap-Related Products....................................................................    20
     Eurodollar Instruments.............................................................................    21
     Special Investment Considerations and Risks........................................................    21
     Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments.......    22
  Other Investment Companies............................................................................    22
  Zero Coupon, Pay-In-Kind and Step Coupon Securities...................................................    22
  Income-Producing Securities...........................................................................    23
  Lending of Portfolio Securities.......................................................................    24
  Illiquid Securities...................................................................................    24
  Repurchase and Reverse Repurchase Agreements..........................................................    25
  Pass-through Securities...............................................................................    25
  High-Yield/High-Risk Bonds............................................................................    26
  Warrants and Rights...................................................................................    27
  U.S. Government Securities............................................................................    27
  Portfolio Turnover....................................................................................    27
Investment Advisory and Other Services..................................................................    28
  Growth, Global, Flexible Income, Balanced and Capital Appreciation Portfolios.........................    28
  Tax-Exempt, Income Plus, Aggressive Growth, Equity-Income and Tactical Asset Allocation Portfolios....    30
  Additional Investment Advisory or Sub-Advisory Services Provided by the Sub-Advisers..................    32
Distributor.............................................................................................    32
Administrative Services.................................................................................    33
Custodian, Transfer Agent and Other Affiliates..........................................................    33
Portfolio Transactions and Brokerage....................................................................    34
Trustees and Officers...................................................................................    36
Purchase of Shares......................................................................................    39
Distribution Plans......................................................................................    40
Net Asset Value Determination...........................................................................    41
Dividends and Other Distributions.......................................................................    43
Shareholder Accounts....................................................................................    43
Retirement Plans........................................................................................    43

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

Redemption of Shares....................................................................................    44
Taxes...................................................................................................    44
Principal Shareholders..................................................................................    46
Miscellaneous...........................................................................................    46
  Organization..........................................................................................    46
  Shares of Beneficial Interest.........................................................................    47
  Legal Counsel and Auditors............................................................................    47
  Registration Statement................................................................................    47
Performance Information.................................................................................    47
Financial Statements....................................................................................    50
Appendix A-Certain Securities In Which the Portfolios May Invest........................................    51

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

                             INVESTMENT OBJECTIVES

     The Prospectus discusses the investment objective of each Portfolio, the types of securities in which each Portfolio will invest and the policies and practices of each Portfolio. The following discussion of Investment Restrictions, Policies and Practices supplements that set forth in the Prospectus.

     There can be no assurance that a Portfolio will, in fact, achieve its objective. A Portfolio's investment objective may be changed by the Board of Trustees without shareholder approval. A change in the investment objective of a Portfolio may result in the Portfolio having an investment objective different from that which the shareholder deemed appropriate at the time of investment. A Portfolio will not change its objective without 30 days prior notice to its shareholders nor will it charge shareholders an exchange fee or redemption fee after such notice and prior to the expiration of such 30 day notice period. However, should a shareholder decide to redeem Portfolio shares because of a change in the objective, the shareholder may realize a taxable gain or loss.

                INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES

     As indicated in the Prospectus, each Portfolio is subject to certain fundamental policies and restrictions which as such may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of a Portfolio, or
(ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy.

INVESTMENT RESTRICTIONS OF IDEX II AGGRESSIVE GROWTH PORTFOLIO

IDEX II Aggressive Growth Portfolio may not, as a matter of fundamental policy:

     1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer;

     2. Purchase any securities that would cause more than 25% of the value of the Portfolio's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities;

     3. Purchase or sell real estate or real estate limited partnerships, except that the Portfolio may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate;

     4. Invest in commodities, except that the Portfolio may purchase or sell stock index futures contracts and related options thereon if thereafter no more than 5% of its total assets are invested in aggregate initial margin and premiums;

     5. Make loans to others, except through purchasing qualified debt obligations, lending portfolio securities or entering into repurchase agreements; and

     6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

     Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees of the Fund without shareholder approval:

     (A) The Portfolio may not invest in warrants, except that the Portfolio may invest in warrants if, as a result, the investments (valued at the lower of cost or market) would not exceed 5% of the value of the Portfolio's net assets, of which not more than 2% of the Portfolio's net assets may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by the Portfolio as part of a unit or attached to securities at the time of acquisition are not subject to this limitation;

     (B) The Portfolio may not sell securities short or purchase securities on margin, except that the Portfolio may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities "short against the box";

     (C) The Portfolio may not pledge, hypothecate, mortgage or otherwise encumber more than 15% of the value of the Portfolio's total assets except in connection with borrowings described in H below. These restrictions shall not apply to transactions involving reverse repurchase agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis;

     (D) The Portfolio may not purchase securities, including securities of issuers which are not readily marketable, of any issuer (other than U.S. government agencies and instrumentalities or instruments guaranteed by an entity with a record of more than three years' continuous operation, including that of predecessors) with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the cost of the Portfolio's investments in all such issuers to exceed 5% of the Portfolio's total assets taken at market value at the time of such purchase;

     (E) The Portfolio may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses;

     (F) The Portfolio may not invest in securities of other investment companies, except as it may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange;

     (G) The Portfolio may not purchase or retain the securities of any issuer if any of the officers or directors of the Portfolio or Investment Adviser individually owns more than 0.5% of the outstanding securities of the issuer and together they own beneficially more than 0.5% of the securities;

     (H) The Portfolio may not borrow money, except that the Portfolio may borrow from banks for investment purposes as set forth in the Prospectus and may also engage in reverse repurchase agreements. Immediately after any borrowing, including reverse repurchase agreements, the Portfolio will maintain asset coverage of not less than 300% with respect to all borrowings;

     (I) The Portfolio may not invest in companies for the purpose of exercising control or management;

     (J) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act; and

     (K) The Portfolio may not issue senior securities, except that the Portfolio may borrow from banks for investment purposes so long as the Portfolio maintains the required coverage.

INVESTMENT RESTRICTIONS OF IDEX II CAPITAL APPRECIATION PORTFOLIO AND IDEX II BALANCED PORTFOLIO

IDEX II Capital Appreciation Portfolio and IDEX II Balanced Portfolio may not, as a matter of fundamental policy:

     1. With respect to 75% of its total assets in the case of the Balanced Portfolio and 50% of its total assets in the case of the Capital Appreciation Portfolio, purchase the securities of any one issuer (except cash items and "government securities" as defined under the Investment Company Act of 1940, as amended (the "1940 Act")), if immediately after and as a result of such purchase the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of such Portfolio's total assets or the Portfolio owns more than 10% of the outstanding voting securities of such issuer. With respect to the remaining 50% of the value of its total assets, IDEX II Capital Appreciation Portfolio may invest in the securities of as few as two issuers;

     2. Invest more than 25% of the value of its assets in any particular industry (other than U.S. government securities);

     3. Invest directly in real estate or interests in real estate; however, a Portfolio may own debt or equity securities issued by companies engaged in those businesses;

     4. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent a Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities);

     5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements); and

     6. Act as underwriter of securities issued by others, except to the extent that a Portfolio may be deemed an underwriter in connection with the disposition of portfolio securities of that Portfolio.

     Furthermore, the Capital Appreciation Portfolio and the Balanced Portfolio have adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval:

     (A) The Portfolio's investment in warrants, valued at the lower of cost or market value may not exceed 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of its net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities shall be deemed to be without value for the purpose of monitoring this policy;

     (B) The Portfolio may not: (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such Portfolio's commitments under outstanding futures contracts positions of that Portfolio would exceed the market value of its total assets;

     (C) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short;

     (D) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, contracts, swaps, and forward contracts, shall not be deemed to constitute purchasing securities on margin;

     (E) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger. If the Portfolio invests in a money market fund, the investment adviser will reduce its advisory fees by the amount of any investment advisory and administrative services fees paid to the investment manager of the money market fund;

     (F) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts or segregation of assets in connection with such contracts;

     (G) The Portfolio may not purchase securities, including securities of issuers which are not readily marketable, of any issuer (other than U.S. government agencies and instrumentalities or instruments guaranteed by an entity with a record of more than three years' continuous operation, including that of predecessors) with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the cost of the Portfolio's investments in all such issuers to exceed 5% of the Portfolio's total assets taken at market value at the time of such purchase;

     (H) The Portfolio may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses;

     (I) The Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets, the Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, and the segregation of assets in connection with such contracts;

     (J) The Portfolio may not purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolio's Investment Adviser or Sub-Adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation;

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

     (K) The Portfolio may not invest in companies for the purpose of exercising control or management;

     (L) With respect to the Balanced Portfolio only, at least 25% of the assets of that Portfolio will normally be invested in fixed-income senior securities, which include corporate debt securities and preferred stock; and

     (M) The Portfolio may not purchase or retain the securities of any issuer if any of the officers or directors of the Portfolio or Investment Adviser individually owns more than 0.5% of the outstanding securities of the issuer and together they own beneficially more than 0.5% of the securities.

INVESTMENT RESTRICTIONS OF IDEX II GLOBAL PORTFOLIO

IDEX II Global Portfolio may not, as a matter of fundamental policy:

     1. Own more than 10% of the outstanding voting securities of any one issuer and, as to seventy-five percent (75%) of the value of its total assets, purchase the securities of any one issuer (except cash items and "Government securities" as defined under the Investment Company Act of 1940, as amended (the "1940 Act")), if immediately after and as a result of such purchase, the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets;

     2. Invest more than 25% of the value of its assets in any particular industry (other than Government securities);

     3. Invest directly in real estate or interests in real estate; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses;

     4. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities);

     5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements); and

     6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

     Furthermore, the Global Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval:

     (A) The Portfolio's investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities shall be deemed to be without value;

     (B) The Portfolio may not: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into; and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets;

     (C) The Portfolio may not sell securities short, unless it owns or has the right, without the payment of any additional compensation, to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short;

     (D) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin;

     (E) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end

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

investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization;

     (F) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions;

     (G) The Portfolio may not purchase securities of any issuer (other than U.S. Government agencies and instrumentalities or instruments guaranteed by an entity with a record of more than three years' continuous operation, including that of predecessors) with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the cost of the Portfolio's investments in all such issuers to exceed 5% of the Portfolio's total assets taken at market value at the time of such purchase;

     (H) The Portfolio may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses;

     (I) The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contacts;

     (J) The Portfolio may not invest more than 15% of its assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which the Board of Trustees have made a determination as to liquidity, as permitted under the 1940 Act; and

     (K) The Portfolio may not invest in companies for the purpose of exercising control or management.

INVESTMENT RESTRICTIONS OF IDEX II GROWTH PORTFOLIO AND IDEX II FLEXIBLE INCOME PORTFOLIO

IDEX II Growth Portfolio and IDEX II Flexible Income Portfolio may not, as a matter of fundamental policy:

     1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than cash items and "Government securities" as defined under the Investment Company Act of 1940, as amended (the "1940 Act")), if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer;

     2. Invest more than 25% of the value of its assets in any particular industry (other than Government securities);

     3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the Portfolio from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities);

     4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses;

     5. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio; and

     6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

     Furthermore, the Growth Portfolio and the Flexible Income Portfolio have adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval:

     (A) The Portfolio may not: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into; and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets;

     (B) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions;

     (C) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments are not deemed to constitute selling securities short;

     (D) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin;

     (E) The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, future contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions;

     (F) The Portfolio may not invest more than 15% of its assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any securities which the Board of Trustees or the investment sub-adviser, as appropriate, has made a determination of liquidity, as permitted under the 1940 Act;

     (G) The Portfolio may not invest in companies for the purpose of exercising control or management;

     (H) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger. If the Portfolio invests in a money market fund, the investment advisers will reduce their advisory fees by the amount of any investment advisory or administrative service fees paid to the investment manager of the money market fund;

     (I) The Portfolio may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses;

     (J) The Portfolio may not purchase the securities of any issuer (other than U.S. Government agencies and instrumentalities or instruments guaranteed by an entity with a record of more than three years' continuous operation, including that of predecessors) with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the value of the Portfolio's investments in all such issuers to exceed 5% of the Portfolio's total assets taken at market value at the time of such purchase; and

     (K) The Portfolio may not invest in warrants valued at the lower of cost or market value, if such value exceeds 5% of the Portfolio's net assets, provided that no more than 2% of the Portfolio's net assets may be invested in warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.

     In making all investments for the IDEX II Flexible Income Portfolio, the sub-adviser will emphasize economic or financial factors or circumstances of the issuer, rather than opportunities for short-term arbitrage.

INVESTMENT RESTRICTIONS OF IDEX II EQUITY-INCOME PORTFOLIO

IDEX II Equity-Income Portfolio may not, as a matter of fundamental policy:

     1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer;

     2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances;

     3. Purchase or sell real estate (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business);

     4. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by physical commodities);

     5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper or debt securities); and

     6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

     Furthermore, the Equity-Income Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees of the Fund without shareholder approval:

     (A) The Portfolio's investments in warrants valued at the lower of cost or market, may not exceed 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities shall be deemed to be without value;

     (B) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply in the case of assets deposited to margin or guarantee positions in options, futures contracts and options on futures contracts or placed in a segregated account in connection with such contracts;

     (C) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that margin payments and other deposits in connection with transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short;

     (D) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin;

     (E) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization;

     (F) The Portfolio may not purchase securities, including securities of issuers which are not readily marketable, of any issuer (other than U.S. government agencies and instrumentalities or instruments guaranteed by an entity with a record of more than three years' continuous operation, including that of predecessors) with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the cost of the Portfolio's investments in all such issuers to exceed 5% of the Portfolio's total assets taken at market value at the time of such purchase;

     (G) The Portfolio may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses;

     (H) The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation;

      (I) The Portfolio may not invest more than 15% of its assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the 1940 Act;

     (J) The Portfolio may not invest in companies for the purpose of exercising control or management;

     (K) The Portfolio may not issue senior securities, except as permitted by the 1940 Act;

     (L) The Portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 10% of the Portfolio's total assets would be invested in such securities; and

     (M) The Portfolio may not purchase or retain the securities of any issuer if any of the officers or directors of the Portfolio or Investment Adviser individually owns more than 0.5% of the outstanding securities of the issuer and together they own beneficially more than 0.5% of the securities.

INVESTMENT RESTRICTIONS OF IDEX II TACTICAL ASSET ALLOCATION PORTFOLIO

IDEX II Tactical Asset Allocation Portfolio may not, as a matter of fundamental policy:

     1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer;

     2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers acceptances;

     3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Portfolio from investing in securities or other instruments backed by physical commodities);

     4. Purchase or sell real estate (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business);

     5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper or debt securities); and

     6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

     Furthermore, the Tactical Asset Allocation Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees of the Fund without shareholder approval:

     (A) The Portfolio's investment in warrants valued at the lower of cost or market, may not exceed 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities shall be deemed to be without value;

     (B) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that margin payments and other deposits in connection with transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short;

     (C) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin;

     (D) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization;

     (E) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts or segregation of assets in connection with such contracts;

     (F) The Portfolio may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses;

     (G) The Portfolio may not invest in companies for the purpose of exercising control or management;

     (H) The Portfolio may not issue senior securities, except as permitted by the 1940 Act;

      (I) The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in excess of 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation;

     (J) The Portfolio may not purchase securities, including securities of issuers which are not readily marketable, of any issuer (other than U.S. government agencies and instrumentalities or instruments guaranteed by an entity with a record of more than three years' continuous operation, including that of predecessors) with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the cost of the Portfolio's investments in all such issuers to exceed 5% of the Portfolio's total assets taken at market value at the time of such purchase;

     (K) The Portfolio may not purchase or retain the securities of any issuer if any of the officers or directors of the Portfolio or Investment Adviser individually owns more than 0.5% of the outstanding securities of the issuer and together they own beneficially more than 0.5% of the securities; and

     (L) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

INVESTMENT RESTRICTIONS OF IDEX II INCOME PLUS PORTFOLIO

IDEX II Income Plus Portfolio may not, as a matter of fundamental policy:

     1. Borrow money, except from a bank for temporary or emergency purposes (not for leveraging or investment) in an amount not to exceed 1/3 of the current value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. If at any time the Portfolio's borrowings exceed this limitation due to a decline in net assets, such borrowings will be reduced within 3 business days to the extent necessary to comply with the limitation. The Portfolio will borrow only to facilitate redemptions requested by shareholders which might otherwise require untimely disposition of portfolio securities and will not purchase securities while borrowings are outstanding;

     2. Pledge assets, except that the Portfolio may pledge not more than 1/3 of its total assets (taken at current value) to secure borrowings made in accordance with paragraph 1 above. Initial margin deposits under interest rate futures contracts, which are made to guarantee the Portfolio's performance under such contracts, shall not be deemed a pledging of Portfolio assets for the purpose of this investment restriction. As a matter of non-fundamental operating policy, in order to permit the sale of shares of the Portfolio under certain state laws, the Portfolio will not pledge its assets in excess of an amount equal to 10% of its net assets unless such state restrictions are changed;

     3. Invest more than 25% of its assets, measured at the time of investment, in a single industry (which term shall not include governments or their political subdivisions), outside the industries of the Portfolio's public utilities Portfolio concentration, except that the Portfolio may, for temporary defensive purposes, invest more than 25% of its total assets in the obligations of banks;

     4. Purchase the securities (other than Government securities) of any issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, provided that up to 25% of the Portfolio's total net assets may be invested without regard to this 5% limitation and in the case of certificates of deposit, time deposits and banker's acceptances, up to 25% of total Portfolio assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation;

     5. Invest in mineral leases;

     6. Invest in bank time deposits with maturities of over 7 calendar days, or invest more than 10% of the Portfolio's total assets in bank time deposits with maturities of from 2 business days through 7 calendar days;

     7. Issue senior securities, except to the extent that senior securities may be deemed to arise from bank borrowings and purchases of Government securities on a "when-issued" or "delayed delivery" basis, as described in the Prospectus;

     8. Underwrite any issue of securities, except to the extent the Portfolio may be deemed to be an underwriter in connection with the sale of its portfolio securities, although the Portfolio may purchase securities directly from the issuers thereof for investment in accordance with the Portfolio's investment objective and policies;

     9. Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase and sell interest rate futures contracts for hedging purposes as set forth in the Prospectus;

     10. Purchase securities on margin or sell "short", but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. (Initial and maintenance margin deposits and payment with respect to interest rate futures contracts are not considered the purchase of securities on margin);

     11. Purchase or retain the securities of any issuer, if, to the Portfolio's knowledge, those officers and directors of the manager and sub-adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities;

     12. Invest in securities of other investment companies, except in the event of merger or reorganization with another investment company;

     13. Make loans, except to the extent the purchase of notes, bonds, bankers' acceptances or other evidence of indebtedness or the entry into repurchase agreements or deposits (including time deposits and certificates of deposit) with banks may be considered loans;

     14. Invest in companies for the purpose of exercising management or control;

     15. Invest in oil, gas or other mineral exploration or development programs;

     16. Purchase or hold any real estate or mortgage loans thereon, except that the Portfolio may invest in securities secured by real estate or interests therein or issued by persons (such as real estate investment trusts) which deal in real estate or interests therein; and

     17. Purchase the securities (other than Government securities) of any issuer if, as a result, the Portfolio would hold more than 10% of any class of securities (including any class of voting securities) of such issuer; for this purpose, all debt obligations of an issuer, and all shares of stock of an issuer other than common stock, are treated as a single class of securities.

     The Income Plus Portfolio has also adopted certain non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval. The Income Plus Portfolio may not:

     (A) Write or purchase put, call, straddle or spread options, or combinations thereof;

     (B) Invest more than 10% of its assets in illiquid securities;

     (C) Invest more than 5% of its net assets in securities (other than Government securities) of issuers which, together with their predecessors, have been in business for less than 3 years;

     (D) Invest in real estate limited partnerships;

     (E) Purchase or sell interest rate futures contracts (a) involving aggregate delivery or purchase obligations in excess of 30% of the Portfolio's net assets, or aggregate margin deposits made by the Portfolio in excess of 5% of the Portfolio's net assets, (b) which are not for hedging purposes only, or
(c) which are executed under custodial, reserve and other arrangements inconsistent with regulations and policies adopted or positions taken (i) by the Securities and Exchange Commission for exemption from enforcement proceedings under Section 17(f) or 18(f) of the 1940 Act, (ii) by the CFTC for exemption of investment companies registered under the 1940 Act from registration as "commodity pool operators" and from certain provisions of Subpart B of Part 4 of the CFTC's regulations, or (iii) by state securities commissioners or administrators in the states in which the Portfolio's shares have been qualified for public offering; and

     (F) The Fund may not invest in warrants valued at the lower of cost or market value, if such value exceeds 5% of the Fund's net assets, provided that no more than 2% of the Fund's net assets may be invested in warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

INVESTMENT RESTRICTIONS OF IDEX II TAX-EXEMPT PORTFOLIO

IDEX II Tax-Exempt Portfolio may not, as a matter of fundamental policy:

      1. Underwrite any issue of securities, except to the extent the Portfolio may be deemed to be an underwriter in connection with the sale of its portfolio securities, although the Portfolio may purchase Municipal Obligations directly from the issuers thereof for investment in accordance with the Portfolio's investment objective and policies;

      2. Purchase the securities (other than Government securities) of any issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, provided that up to 25% of the Portfolio's total net assets may be invested without regard to this 5% limitation;

      3. Invest in any direct interest in an oil, gas or other mineral exploration or development program;

      4. Purchase securities on margin or sell "short", but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

      5. Purchase or hold any real estate or mortgage loans thereon, except that the Portfolio may invest in securities secured by real estate or interests therein or issued by persons (such as real estate investment trusts) which deal in real estate or interests therein;

      6. Purchase or retain the securities of any issuer, if, to the Portfolio's knowledge, those officers and directors of the manager or sub-adviser, who individually own beneficially more than 0.5% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities;

      7. Invest in securities of other investment companies, except in the event of merger or reorganization with another investment company;

      8. Make loans, except to the extent the purchase of notes, bonds, or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans;

      9. Invest in companies for the purpose of exercising management or control;

     10. Write, purchase or sell put, call, straddle or spread options, except for hedging purposes only, in accordance with such non-fundamental policies that the Board may from time to time adopt; and

     11. Purchase or sell commodities or commodity contracts.

     The Tax-Exempt Portfolio has adopted the following non-fundamental restrictions which may be changed by the Board of Trustees without shareholder approval:

     (A) The Portfolio may not invest more than 10% of its assets in illiquid securities;

     (B) The Portfolio may not invest in oil, gas or mineral leases;

     (C) The Portfolio may not invest in real estate limited partnerships;

     (D) The Portfolio may not invest more than 5% of its net assets in securities of issuers which, together with their predecessors, have been in business for less than 3 years;

     (E) The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 1/3 of the current value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed at the time the borrowing is made). For purposes of this limitation, reverse repurchases would not constitute borrowings; and

     (F) For hedging purposes only, the Tax-Exempt Portfolio may adopt policies permitting:

        (1) the purchase and sale of interest rate futures contracts, the purchase of put and call options thereon, and the writing of covered call or secured put options thereon, not involving delivery or purchase obligations in excess of 30% of the Portfolio's net assets, and

        (2) the purchase of put and call options related to portfolio securities and securities to be purchased for the Tax-Exempt Portfolio, the writing of secured put and covered call options, and the entering into of closing purchase transactions with respect to such options, where such transactions will not involve futures contract margin deposits and premiums on option purchases which, in the aggregate, exceed 5% of the Portfolio's net assets, in the judgment of the sub-adviser are economically appropriate to the reduction of risks inherent in the ongoing management of the Portfolio, and are executed under custodial, reserve and other arrangements consistent with regulations and policies adopted or positions taken (i) by the Securities and Exchange Commission for exemption from enforcement proceedings under Section 17(f) or 18(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), (ii) by the Commodity Futures Trading Commission (the "CFTC") for exemption of investment companies registered under the 1940 Act from registration as "commodity pool operators" and from certain provisions of Subpart B of Part 4 of the CFTC's regulations, and (iii) by state securities commissioners or administrators in the states in which the Portfolio's shares have been qualified for public offering.

     The Tax-Exempt Portfolio does not intend in the foreseeable future to adopt the foregoing investment policies to permit trading in interest rate futures contracts, options thereon, and options on portfolio securities.

     Except with respect to borrowing money, if a percentage limitation set forth above is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value of the net assets of any of the Portfolios will not result in a violation of such restriction. Additional limitations on borrowing that are imposed by state law and regulations may apply.

     In addition to the above, as a fundamental policy, each of the Portfolios other than the Tax-Exempt Portfolio and the Income Plus Portfolio, may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such Portfolio.

                 OTHER POLICIES AND PRACTICES OF THE PORTFOLIOS

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS.

     A. Futures Contracts. Each of the Portfolios other than the Tax-Exempt Portfolio and the Income Plus Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices including indices of U.S. government securities, foreign government securities, equity or fixed-income securities ("futures contracts"). The Income Plus Portfolio may enter into contracts for the purchase or sale of fixed-income securities ("interest rate futures contracts") as described in the Prospectus. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

       When a Portfolio buys or sells a futures contract it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument's closing price and the price at which the contract was entered into) at a specified price on a specified date. Transactions in futures contracts may be made to attempt to hedge against potential changes in interest or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the Portfolio's securities or the prices of securities which the Portfolio is considering buying at a later date.

       The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain high-grade liquid assets by the Portfolio's custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments with the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of the margin owed to such Portfolio only in proportion to the amount received by the FCM's other customers. The portfolio manager will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which a Portfolio does business and by segregating margin payments with the custodian.

       Although a Portfolio would segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Portfolio's cash that may otherwise be invested would be held uninvested or invested in high-grade liquid assets so long as the futures position remains open, such Portfolio's return could be diminished due to the opportunity losses of foregoing other potential investments.

       The acquisition or sale of a futures contract may occur, for example, when a Portfolio holds or is considering purchasing equity or debt securities and seeks to protect itself from fluctuations in prices or interest rates without buying or selling those securities. For example, if stock or debt prices were expected to decrease, a Portfolio might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the Portfolio by a corresponding increase in the value of the futures contract position held by that Portfolio and thereby preventing the Portfolio's net asset value from declining as much as it otherwise would have. Similarly, if interest rates were expected to rise, a Portfolio might sell bond index futures contracts, thereby hoping to offset a potential decline in the value of debt securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Portfolio. A Portfolio also could seek to protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell portfolio securities.

       Similarly, when prices of equity securities are expected to increase, or interest rates are expected to fall, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a Portfolio could take advantage of the potential rise in the value of equity or debt securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and such Portfolio could buy equity or debt securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover such Portfolio's obligations with respect to futures contracts will consist of high-grade liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Portfolio with respect to the futures contracts.

       The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio manager still may not result in a successful use of futures contracts.

       Futures contracts entail risks. Although each of the Portfolios that invests in such contracts believes that their use will benefit the Portfolio, if the portfolio manager's investment judgment proves incorrect, the Portfolio's overall performance could be worse than if the Portfolio had not entered into futures contracts. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio may lose part or all of the benefit of the increased value of the securities because of offsetting losses in the Portfolio's futures positions. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may, but will not necessarily, be at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Portfolio.

       The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio's current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position will not correlate precisely with such performance of the Portfolio's investments.

       Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments correlate with a Portfolio's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or may result in losses that are not offset by the gains in that Portfolio's other investments.

       Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of seven days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio's access to other assets held to cover its futures positions also could be impaired.

       Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

       The Aggressive Growth, Capital Appreciation, Global, Growth, Equity-Income, Tactical Asset Allocation, Balanced and Flexible Income Portfolios each intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. The Portfolios will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations; except that, in addition, the Portfolios may hold positions in

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

       futures contracts and related options that do not fall within the definition of bona fide hedging transactions, provided that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

       The Aggressive Growth Portfolio may not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Aggressive Growth Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     B. Options on Futures Contracts. Each of the Portfolios other than the Tax-Exempt and Income Plus Portfolios may buy and write put and call options on futures contracts. An option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. Transactions in options on futures contracts may be made to attempt to hedge against potential changes in interest rates or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the Portfolio's securities or the prices of securities which the Portfolio is considering buying at a later date. Transactions in options on future contracts will not be made for speculation.

       The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

       The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in such Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, that Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

       The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio securities against the risk of falling prices or rising interest rates.

       The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

     C. Options on Securities. In an effort to increase current income and to reduce fluctuations in net asset value, each of the Portfolios other than the Tax-Exempt Portfolio and the Income Plus Portfolio may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. A Portfolio also may write call options that are not covered for cross-hedging purposes. A Portfolio may write and buy options on the same types of securities that the Portfolio may purchase directly. There are no specific limitations on the Portfolios' writing and buying of options on securities.

       A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

       A put option written by a Portfolio is "covered" if the Portfolio (i) segregates cash not available for investment or high-grade liquid assets with a value equal to the exercise price with its custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

       A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash with its custodian) upon conversion or exchange of other securities held in its portfolio. A call option written by a Portfolio is also deemed to be covered if that Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is segregated with its custodian.

       A Portfolio may also write call options that are not covered for cross-hedging purposes. A Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or high-grade liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio manager believes that writing the option would achieve the desired hedge.

       If a put or call option written by a Portfolio were exercised, the Portfolio would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Portfolio to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. A Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

       The writer of an option may have no control when the underlying security must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

       The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

       In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited high-grade liquid assets. Effecting a closing transaction also will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security on which the Portfolio has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

       A Portfolio will realize a profit from a closing transaction if the price of a purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

       An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Portfolio may not be able to effect closing transactions in particular options and that Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

       Each of the Portfolios other than the Tax-Exempt Portfolio and the Income Plus Portfolio may write options in connection with buy-and-write transactions. In other words, the Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

       The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and that Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

       A Portfolio may buy put options to hedge against a decline in the value of its Portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

       A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.

       In purchasing an option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, the Portfolio would lose the amount of the premium.

       Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

       In addition to options on securities, a Portfolio may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Portfolio is obligated, in return for the premium received, to make delivery of this amount. The Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

       Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase these options unless the sub-adviser is satisfied with the development, depth and liquidity of the market and believes the options can be closed out.

       Price movements in the Portfolio's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of its portfolio manager to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, the portfolio manager may be forced to liquidate portfolio securities to meet settlement obligations.

       The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

     D. Options on Foreign Currencies. Each of the Portfolios other than the Tax-Exempt Portfolio and the Income Plus Portfolio may buy and write options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

       Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to the Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

       A Portfolio may also write options on foreign currencies. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

       Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

       A Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if that Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Portfolio in cash or high-grade liquid assets that are segregated with the Fund's custodian.

       Each of the Portfolios other than the Tax-Exempt Portfolio and the Income Plus Portfolio may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a Portfolio collateralizes the option by segregating cash or high-grade liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

     E. Forward Contracts. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. Each of the Portfolios other than the Tax-Exempt Portfolio and Income Plus Portfolio may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

       The following discussion summarizes the Aggressive Growth, Capital Appreciation, Global, Growth, Equity-Income, Tactical Asset Allocation, Balanced and Flexible Income Portfolios' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or another foreign currency). A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Portfolio also may hedge some or all of its investments denominated in foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where such Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

       These types of hedging seek to minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio's currency exposure from one foreign currency to another removes that Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio manager's position projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

       A Portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, its custodian will segregate cash or high-grade liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Portfolio will find alternative cover or segregate additional cash or high-grade liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of a Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

       While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, a Portfolio's ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge its assets.

     F. Swaps and Swap-Related Products. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, each of the Portfolios other than the Tax-Exempt Portfolio and the Income Plus Portfolio may enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. The portfolio manager expects to enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the Portfolio may consider buying at a later date.

       Each Portfolio does not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

       Each of the Portfolios other than the Tax-Exempt and Income Plus Portfolios may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or high-grade liquid assets having an aggregate net asset at least equal to the accrued excess will be segregated by its custodian. If a Portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The portfolio manager will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

       The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-advisers have deter-

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

       mined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors, it will segregate cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

       There is no limit on the amount of interest rate swap transactions that may be entered into by the Aggressive Growth, Capital Appreciation, Global, Growth, Equity-Income, Tactical Asset Allocation, Balanced and Flexible Income Portfolios, although none of the Portfolios presently intends to engage in such transactions in excess of 5% of its total assets. These transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

       In addition to the instruments, strategies and risks described in this Statement of Additional Information and in the Prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques, that become available as the portfolio managers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new instruments are developed. The portfolio managers may use these opportunities to the extent they are consistent with the Portfolio's investment objective and are permitted by the Portfolio's investment limitations and applicable regulatory requirements.

     G. Eurodollar Instruments. The Portfolios may each make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (the "LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

     H. Special Investment Considerations and Risks. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which a Portfolio invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, a Portfolio may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

       A Portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a Portfolio as the possible loss of the entire premium paid for an option bought by a Portfolio, the inability of the Portfolio, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a Portfolio will be able to use those instruments effectively for their intended purposes.

       In connection with certain of its hedging transactions, a Portfolio must segregate assets with the Fund's custodian bank to ensure that such Portfolio will be able to meet its obligations pursuant to these instruments. Segregated assets generally may be not be disposed of for so long as a Portfolio maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of a Portfolio's assets could impede implementation of that Portfolio's investment policies or its ability to meet redemption requests or other current obligations.

      I. Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments. Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

       Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

       The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

       In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

OTHER INVESTMENT COMPANIES.

     The Tactical Asset Allocation Portfolio may invest up to 10% of its total assets, calculated at the time of purchase, in the securities of money market funds, which are investment companies. The Portfolio may not invest (i) more than 5% of its total assets in the securities of any one investment company or
(ii) in more than 3% of the total outstanding voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any investment advisory fees and expenses paid by the funds in which it invests, in addition to the investment advisory fee and expenses paid by the Portfolio.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES.

     Although it is the policy of the Flexible Income, Income Plus and Tactical Asset Allocation Portfolios to invest primarily in income-producing securities, each of the Portfolios other than the Aggressive Growth Portfolio may invest up to 10% of their assets in zero coupon, pay-in-kind and step-coupon securities. Zero-coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. The Flexible Income Portfolio may also invest in "strips", which are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds.

     Current federal income tax law requires holders of zero-coupon securities and step-coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 ("Code"), a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero-coupon or step-coupon bonds. Because it will not receive cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds or step-coupon bonds during the period before interest payments begin, in some years a Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which Portfolio expenses could be allocated and may reduce the rate of return for such Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

     Generally, the market prices of zero-coupon bonds and strip securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

INCOME-PRODUCING SECURITIES.

     As a fundamental policy, the Flexible Income Portfolio may not purchase a non-income-producing security if, after such purchase, less than 80% of the Flexible Income Portfolio's total assets would be invested in income-producing securities. Income-producing securities include securities that make periodic income payments, as well as those that make interest payments on a deferred basis, or pay interest at maturity (as in the case with treasury bills or zero-coupon bonds).

     The Flexible Income Portfolio will purchase defaulted securities only when its portfolio manager believes, based upon his analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the portfolio manager's belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

     A. Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or at times even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

     B. Disposition of Portfolio Securities. Although the Flexible Income Portfolio generally intends to purchase securities for which its portfolio manager expects an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Flexible Income Portfolio will limit its holdings of any such securities to amounts that its portfolio manager believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the Flexible Income Portfolio's ability to readily dispose of its securities to meet redemptions.

     C. Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Flexible Income Portfolio.

     Other types of income producing securities that the Portfolios may purchase include, but are not limited to, the following types of securities:

     Variable and floating rate obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

     Standby commitments. These instruments, which are similar to a put, give the Portfolios the option to obligate a broker, dealer or bank to repurchase a security held by the Portfolios at a specified price.

     Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

     Inverse floaters. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. The Portfolios will not invest more than 5% of their respective assets in inverse floaters.

     The Portfolios will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of their portfolios.

LENDING OF PORTFOLIO SECURITIES.

     Subject to any applicable investment restriction relating to lending, each of the Portfolios other than the Tax-Exempt Portfolio and the may lend securities from its portfolio. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned;
b) a Portfolio must receive any dividends or interest paid by the issuer on such securities; c) a Portfolio must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and d) a Portfolio must receive either interest from the investment of collateral or a fixed fee from the borrower. Securities loaned by a Portfolio remain subject to fluctuations in market value. A Portfolio may pay reasonable finders, custodian and administrative fees in connection with a loan. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a Portfolio may experience delays in, or be prevented from, recovering the collateral. During a period that a Portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. A Portfolio may also incur expenses in enforcing its rights. If a Portfolio has sold the loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase. The Portfolios will not lend securities to any advisers or sub-advisers to the Fund or their affiliates. By lending its securities, a Portfolio can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. government securities are used as collateral.

ILLIQUID SECURITIES.

     Each of the Aggressive Growth, Capital Appreciation, Global, Growth, Equity-Income, Tactical Asset Allocation, Balanced and Flexible Income Portfolios may invest up to 15%, and each of the Tax-Exempt and Income Plus Portfolios may invest up to 10%, of its net assets in illiquid securities (i.e., securities that are not readily marketable). The Board of Trustees has authorized the sub-advisers to make liquidity determinations with respect to Rule 144A securities and municipal lease obligations in accordance with the guidelines established by the Board of Trustees. Under the guidelines, the portfolio manager will consider the following factors in determining whether a Rule 144A security or a municipal lease obligation is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers;
3) the willingness of dealers to undertake to make a market in the security; and
4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. With respect to municipal lease obligations, the portfolio managers of the Tax-Exempt and Flexible Income Portfolios will also consider factors unique to municipal lease obligations including the general creditworthiness of the municipality, the importance of the property covered by the lease obligation and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Portfolio. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Portfolio may be restricted in its ability to sell such securities at a time when the sub-advisor deems it advisable to do so. In addition, in order to meet redemption requests, a Portfolio may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS.

     Although each of the Portfolios may enter into repurchase and reverse repurchase agreements, the Growth, Global, Flexible Income, Tax-Exempt, Equity-Income and Income Plus Portfolios do not intend to invest more than 5% of their assets, and the Balanced, Capital Appreciation, Aggressive Growth and Tactical Asset Allocation Portfolios do not intend to invest more than 15% of their assets, in either repurchase or reverse repurchase agreements. In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral". A Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Portfolio in connection with bankruptcy proceedings), it is the policy of each Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the investment sub-adviser for that Portfolio and approved by the Board of Trustees of the Fund. In addition, the Portfolios currently intend to invest primarily in repurchase agreements collateralized by U.S. government securities whose value equals at least 100% of the repurchase price, marked-to-market daily.

     In a reverse repurchase agreement, a Portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Portfolio will segregate cash and appropriate liquid assets with the Fund's custodian to cover its obligation under the agreement. The Portfolios will enter into reverse repurchase agreements only with parties the investment sub-adviser for each Portfolio deems creditworthy and that have been reviewed by the Board of Trustees of the Fund.

PASS-THROUGH SECURITIES.

     Each of the Portfolios may, in varying degrees, invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from traditional bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

     The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest, but is not backed by the full faith and credit of the U.S. government.

     The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest, but it is not backed by the full faith and credit of the U.S. government.

     Each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as a Portfolio), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, some of a Portfolio's higher yielding mortgage-backed securities might be converted to cash and that Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Mortgage and asset-backed securities may have periodic income payments or may pay interest at maturity (as is the case with Treasury bills or zero-coupon bonds).

     Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obliger or guarantor of the security and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

HIGH-YIELD/HIGH-RISK BONDS.

     High-yield/high-risk, below investment grade securities (commonly known as "junk bonds") involve significant credit and liquidity concerns and fluctuating yields and are not suitable for short-term investing. Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody's and Standard & Poor's. None of the Portfolios other than the Flexible Income Portfolio and the Income Plus Portfolio may invest more than 5% of its net assets in junk bonds. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio owning such bonds would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of lower rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payments obligations, to meet projected business goals and to obtain additional financing.

     The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Since the last major economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

     Unrated securities are not necessarily of lower quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher rated securities are traded. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on the market for lower rated and nonrated securities, the value of high yield debt securities held by a Portfolio, the new asset value of a Portfolio holding such securities and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities.

WARRANTS AND RIGHTS.

     Each of the Portfolios other than the Tax-Exempt Portfolio may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. The Portfolios intend to invest in warrants valued at the lower of cost or market value not exceeding 5% of the value of their net assets, and that are freely transferrable and traded on the major securities exchanges.

U.S. GOVERNMENT SECURITIES.

     Examples of the types of U.S. government securities that the Portfolios may hold include, in addition to those described in the Prospectus and direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

PORTFOLIO TURNOVER.

     As stated in the Prospectus, each of the Growth, Global, Flexible Income, Balanced, Capital Appreciation, Aggressive Growth, Equity-Income and Tactical Asset Allocation Portfolios generally intends to purchase and sell securities as deemed appropriate by its portfolio manager to further the Portfolio's stated investment objective, and the rate of portfolio turnover is not expected to be a limiting factor when changes are deemed to be appropriate. The Growth Portfolio's portfolio turnover rate for the fiscal years ended September 30, 1994, 1993 and 1992 were 63.73%, 97.40% and 56.21%, respectively. The Global
Portfolio's portfolio turnover rate for the fiscal years ended September 30, 1994 and 1993 were 148.01% and 116.98%, respectively. The Flexible Income Portfolio's portfolio turnover rate for the fiscal year ended September 30, 1994 was 105.40%. For the eleven month period ended September 30, 1993, the portfolio turnover rate of IDEX Total Income Trust, predecessor to the Flexible Income Portfolio, was 138.86%. For the fiscal year ended October 31, 1992, IDEX Total Income Trust's portfolio turnover rate was 140.23%. The estimated annual turnover rates for the each of the Balanced and Capital Appreciation Portfolios for the fiscal year ended September 30, 1995 are anticipated to be up to 200%. The estimated annual turnover rate for the Aggressive Growth Portfolio for the fiscal year ended September 30, 1995 is anticipated to be less than 150%. The estimated annual turnover rate for the Equity-Income Portfolio for the fiscal year ended September 30, 1995 is anticipated to be under 100%. The estimated annual turnover rate for the Tactical Asset Allocation Portfolio for the fiscal year ended September 30, 1996 is also anticipated to be under 100%.

     These percentages are calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of such securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). For example, a portfolio turnover rate of 100% would mean that all of the Portfolio's securities (except those excluded from the calculation) were replaced once in a period of one year. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of the Portfolio's shares and by requirements, the satisfaction of which enable the Portfolio to receive favorable tax treatment. Because the rate of portfolio turnover is not a limiting factor; however, particular holdings may be sold at any time, if investment judgement or portfolio operations make a sale advisable. As a result, the annual portfolio turnover rate in future years may exceed the percentage shown above.

     Portfolio transactions for the Tax-Exempt Portfolio and the Income Plus Portfolio ordinarily undertaken to achieve each Portfolio's investment objective in light of anticipated movements in the level of interest rates. The investment policies of the Tax-Exempt Portfolio and the Income Plus Portfolio may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. The portfolio turnover rate of each Portfolio normally is anticipated to be less than 100%, although this rate will not be a limiting factor when either Portfolio deems it desirable to sell or purchase securities. For the fiscal years ended September 30, 1994 and 1993 and the ten-month period ended September 30, 1992, the portfolio turnover rates of the Tax-Exempt Portfolio were 59.84%, 91.03% and 106.38%, respectively. For the fiscal years ended

September 30, 1994 and 1993 and the ten-month period ended September 30, 1992, the portfolio turnover rates of the Income Plus Portfolio were 48.12%, 54.51% and 90.40%, respectively.

                     INVESTMENT ADVISORY AND OTHER SERVICES

GROWTH, GLOBAL, FLEXIBLE INCOME, BALANCED AND CAPITAL APPRECIATION PORTFOLIOS

     The Fund has entered into a Management and Investment Advisory Agreement (collectively, the "Advisory Agreements") applicable to the Growth, Global, Flexible Income, Balanced and Capital Appreciation Portfolios with Idex Management, Inc. ("IMI"), 201 Highland Avenue, Largo, Florida 34640. IMI supervises each Portfolio's investments and conducts its investment program. Each Advisory Agreement provides that IMI will perform the following services or cause them to be performed by others: (i) furnish to the Portfolio investment advice and recommendations, (ii) supervise the purchase and sale of securities as directed by appropriate Fund officers, and (iii) be responsible for the administration of the Portfolio. For its services to each of those Portfolios, IMI receives an annual fee, computed daily and paid monthly, equal to 1.00% of the first $750 million of that Portfolio's average daily net assets, 0.9% of the next $250 million of that Portfolio's average daily net assets, and 0.8% of the average daily net assets of that Portfolio in excess of $1 billion. The Growth Portfolio incurred investment advisory fees of $4,949,754, $4,960,323 and $2,455,962 for the fiscal years ended September 30, 1994, 1993 and 1992, respectively. For the fiscal year ended September 30, 1994, the Global Portfolio incurred investment advisory fees of $558,189. For the fiscal year ended September 30, 1993, the Global Portfolio incurred investment advisory fees of $64,951 (net of fees waived by IMI of $52,462 pursuant to the Global Portfolio's expense limitation of 2.5%). For the fiscal year ended September 30, 1994, the Flexible Income Portfolio incurred investment advisory fees of $136,806 (net of fee waivers by IMI of $98,496 pursuant to the Flexible Income Portfolio's expense limitation of 1.5%). For the eleven month period ended September 30, 1993 and the fiscal year ended October 31, 1992, IDEX Total Income Trust, predecessor to the Flexible Income Portfolio, incurred investment advisory fees of $186,653 and $163,429, respectively (net of fees waived by IMI of $53,337 and $38,279, respectively, pursuant to IDEX Total Income Trust's voluntary expense limitation of 1.5%).

     No investment advisory fees were paid for the fiscal year ended September 30, 1994 for the IDEX II Balanced and Capital Appreciation Portfolios, as those Portfolios did not commence operations until December 2, 1994.

     The duties and responsibilities of the investment adviser are specified in the Advisory Agreements. The Agreements were approved by the Board of Trustees of the Fund (including a majority of trustees who are not parties to the Agreement or interested persons, as defined by the 1940 Act, of any such party.) The Agreements are not assignable and may be terminated without penalty upon 60 days written notice at the option of either the Fund or IMI or by a vote of shareholders of each Portfolio. Each provides that it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Fund or by a majority of the outstanding shares of the Portfolio and (b) by a majority vote of the Trustees who are not parties to the Agreement or interested persons of any such party cast in person at a meeting.

     The Agreements also provide that IMI shall not be liable to the Fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder in connection with matters to which the Agreements relate, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of IMI in the performance of its duties thereunder.

     The Growth Portfolio's Advisory Agreement became effective April 22, 1991. The Global Portfolio's Advisory Agreement became effective April 22, 1992. The Flexible Income Portfolio's Advisory Agreement was entered into as of August 5, 1993. The Balanced and Capital Appreciation Portfolio's Advisory Agreements were entered into as of September 30, 1994.

     IMI supervises all of the administrative functions of these Portfolios, provides office space, and pays its allocable portion of the salaries, fees and expenses of all Fund officers and of those trustees who are affiliated with IMI. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of the Fund and the preparation and filing of the Fund's initial registration statements under the Securities Act of 1933 and 1940 Act are paid by IMI.

     The Growth, Global, Flexible Income, Balanced and Capital Appreciation Portfolios each pay its allocable share of the fees and expenses of the Fund's non-interested trustees, custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of its portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing tax returns, expenses of shareholders' meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the Fund and

IMI), expenses of preparing and typesetting periodic reports to shareholders (except for those reports the Portfolio permits to be used as sales literature), and the costs, including filing fees, of renewing or maintaining registration of Portfolio shares under federal and state law. Whenever, in any fiscal year, the total cost to a Portfolio of normal operating expenses chargeable to its income account, including the investment advisory fee but excluding brokerage commissions, interest, taxes and 12b-1 fees, exceeds on an annual basis the lesser of the most restrictive expense limitation imposed by any state in which its shares are offered or, with respect to the Growth, Global and Flexible Income Portfolios, 1.5% of each Portfolio's average daily net assets, and with respect to the Balanced Portfolio and the Capital Appreciation Portfolios, 2.5% of each Portfolio's average daily net assets for the first fiscal year, and 1.5% thereafter, IMI will reimburse that Portfolio, or waive fees in an amount equal to that excess.

     IMI has entered into an Investment Counsel Agreement applicable to each of the Growth, Global, Flexible Income, Balanced and Capital Appreciation Portfolios, respectively, with Janus Capital Corporation ("Janus Capital"). These Agreements are referred to collectively as the Investment Counsel Agreements. The Investment Counsel Agreement for the Growth Portfolio became effective April 22, 1991, the Global Portfolio's Investment Counsel Agreement became effective April 22, 1992, the Flexible Income Portfolio's Investment Counsel Agreement became effective August 5, 1993, and the Balanced and Capital Appreciation Portfolios' respective Investment Counsel Agreements were entered into as of September 30, 1994. Further discussions of the basic fee arrangements and allocation of responsibilities are set forth in the Prospectus. The Growth Portfolio incurred investment sub-advisory fees of $2,474,877, $2,480,162 and $1,227,981 for the fiscal years ended September 30, 1994, 1993 and 1992, respectively. For the fiscal years ended September 30, 1994 and 1993, the Global Portfolio incurred investment sub-advisory fees of $279,095 and $32,476, respectively. For the fiscal year ended September 30, 1994, the Flexible Income Portfolio incurred investment sub-advisory fees of $68,403. For the eleven month period ended September 30, 1993 and the fiscal year ended October 31, 1992, IDEX Total Income Trust, predecessor to the Flexible Income Portfolio, incurred investment sub-advisory fees of $93,327 and $81,715, respectively.

     No investment sub-advisory fees were paid for the fiscal year ended September 30, 1994 for the IDEX II Balanced and Capital Appreciation Portfolios, as those Portfolios did not commence operations until December 2, 1994.

     The Investment Counsel Agreements provide for additional compensation to be paid by IMI to Janus Capital as follows: If on December 31 of 1995, and December 31 of each year thereafter ("Target Date") the aggregate actual net assets on that date of the Fund and any other registered investment company sponsored by IMI, containing the name IDEX or with respect to which IMI acts as investment adviser or administrator, and to which Janus Capital provides investment advice (the "Advised Funds") are less than the applicable Target Net Assets specified in Table 1 below, then IMI shall pay to Janus Capital a percentage, as specified in Table 2 below, of the Net Fee otherwise payable to InterSecurities, Inc., or any other affiliate of IMI serving as administrator to the Fund for the calendar year following such date (the "Administrator").

                                    TABLE 1
                                    --------

                                                           ADVISED FUNDS TARGET
                              TARGET DATE                       NET ASSETS
                 --------------------------------------    --------------------
                 December 31, 1995                             $950 million
                   (and December 31 of each
                   year thereafter)

     The Net Fee of the Administrator shall be the fee received by the Administrator from IMI less any reimbursement from the Administrator in connection with any applicable expense limitation. The percentage of the Net Fee so payable to Janus Capital shall be determined by the percentage that on the applicable Target Date the aggregate actual net assets of the

Advised Funds are less than the applicable Target Net Assets of the Advised Funds ("Shortfall of Target") in accordance with Table 2 below:

                                    TABLE 2
                                    --------

                                                            PERCENTAGE OF
                              SHORTFALL OF TARGET              NET FEE
                        --------------------------------    --------------
                        5% - 10%                                 10%
                        Over 10% - 20%                           20%
                        Over 20% - 30%                           30%
                        Over 30%                                 40%

     No additional fees shall be payable to Janus Capital for any year if, for the five-year period ending December 31 of the preceding year, the respective total returns of a majority of the Advised Funds that have the objective of investing primarily in equity securities with such a five-year record (and with respect to which Janus Capital shall have provided investment advice for all of such five years and for the then current year), which in 1994 were IDEX Fund, IDEX II Growth, Global, Balanced and Capital Appreciation Portfolios and IDEX Fund 3, are not in the top one-third of their respective fund categories as determined by Lipper Analytical Services, Inc. or its successor (or if no successor exists, by a mutually agreed upon statistical service). No additional fees were payable by IMI to Janus Capital for 1994 because Advised Funds Target Net Assets exceeded $950 million on December 31, 1994.

     IMI and Janus Capital also serve as investment adviser and sub-adviser, respectively, to certain other funds in the IDEX Group: IDEX Fund and IDEX Fund
3. Janus Capital also serves as sub-adviser to certain portfolios of WRL Series Fund, Inc., a registered investment company. Janus Capital and its predecessor Janus Management Corporation have served as investment adviser to Janus Fund since 1969 and currently serves as investment adviser to each portfolio of the Janus Investment Fund and Janus Aspen Series. Janus Capital also has served since 1969 as investment adviser to individual, corporate, charitable and retirement accounts where aggregate assets under management were over $2.7 billion on December 31, 1994.

     Janus Capital and AUSA Holding Company ("AUSA") each own 50% of the outstanding stock of IMI. AUSA also owns 100% of the outstanding shares of the Fund's distributor and transfer agent. AUSA is wholly-owned by AEGON USA, Inc., a financial services holding company located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation and publicly traded international insurance group. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of Janus Capital, most of which it acquired in 1984. Thomas H. Bailey, President and Chairman of the Boards of Janus Capital and IMI, owns approximately 12% of Janus Capital's voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board. KCSI, whose address is 114 West 11th Street, Kansas City, Missouri 64105-1804, is a publicly traded holding company whose primary subsidiaries, are engaged in transportation and financial services.

TAX-EXEMPT, INCOME PLUS, AGGRESSIVE GROWTH, EQUITY-INCOME AND TACTICAL ASSET ALLOCATION PORTFOLIOS

     The Fund has entered into a Management and Investment Advisory Agreement (collectively, the "Advisory Agreements") applicable to each of the Tax-Exempt, Income Plus, Aggressive Growth, Equity-Income and Tactical Asset Allocation Portfolios with InterSecurities, Inc. ("ISI"), whose address is 201 Highland Avenue, Largo, Florida 34640. ISI supervises each of these Portfolios' investments and conducts its investment program. Each of these Portfolios' Advisory Agreement provides that ISI will perform the following services or cause them to be performed by others: (i) furnish to the Portfolio investment advice and recommendations, (ii) supervise the purchase and sale of securities as directed by appropriate Fund officers, and (iii) be responsible for the administration of the Portfolio. ISI carries out and supervises all of the administrative functions of the Portfolios, provides office space and pays its allocable portion of the salaries, fees and expenses of all Fund officers and of those trustees who are affiliated with ISI. For its services to the Tax-Exempt and Income Plus Portfolios, ISI receives an annual fee of .60% of that Portfolio's average daily net assets computed and paid on a monthly basis. For its services to the Aggressive Growth, Equity-Income and Tactical Asset Allocation Portfolios, ISI receives an annual fee, computed daily and paid monthly, equal to 1.00% of the first $750 million of that Portfolio's average daily net assets, 0.9% of the next $250 million of that Portfolio's average daily net assets, and 0.8% of the average daily net assets of the Portfolio in excess of $1 billion. For the fiscal years ended September 30, 1994 and 1993 and the ten-month period ended September 30, 1992, the Tax-Exempt Portfolio incurred investment advisory fees of $65,782, $48,680 and $101,936, respectively (net of fee waivers by ISI of $115,553 for the year ended 1994, $125,292 for the year ended 1993, and fee waivers by ISI and

AEGON USA Securities, Inc. (formerly known as MidAmerica Management Corporation) of $49,709 for the year ended 1992 pursuant to the Tax-Exempt Portfolio's expense limitation). The Income Plus Portfolio incurred investment advisory fees of $421,791, $378,875 and $254,167 for the fiscal years ended September 30, 1994 and 1993 and the ten month period ended September 30, 1992, respectively.

     No investment advisory fees were paid for the fiscal year ended September 30, 1994 by the IDEX II Aggressive Growth, Equity-Income and Tactical Asset Allocation Portfolios, as those Portfolios had not commenced operations as of that date.

     The duties and responsibilities of the investment adviser are specified in the Advisory Agreements. The Agreements were approved by the Board of Trustees of the Fund (including a majority of trustees who are not parties to the Agreement or interested persons, as defined by the 1940 Act, of any such party). The Agreements are not assignable and may be terminated without penalty upon 60 days written notice at the option of either the Fund or ISI or by a vote of shareholders of each Portfolio. Each provides that it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Fund or by a majority of the outstanding shares of the Portfolio and (b) by a majority vote of the Trustees who are not parties to the Agreement or interested persons of any such party cast in person at a meeting.

     The Agreements also provide that ISI shall not be liable to the Fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder in connection with matters to which the Agreements relate, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of ISI in the performance of its duties thereunder.

     The Advisory Agreement for each of the Tax-Exempt and Income Plus Portfolios became effective April 22, 1992. The Advisory Agreement for each of the Aggressive Growth and Equity Income Portfolios was entered into as of September 30, 1994. The Advisory Agreement for the Tactical Asset Allocation Portfolio was entered into as of June 1, 1995.

     Each of the Tax-Exempt, Income Plus, Aggressive Growth, Equity-Income and Tactical Asset Allocation Portfolios pays custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing tax returns, expenses of shareholders' meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the Fund and ISI), expenses of preparing and typesetting periodic reports to its shareholders (except for those reports the Fund permits to be used as sales literature), its allocable share of the fees and expenses of the Fund's non-interested Trustees, and the costs, including filing fees, of registering and renewing or maintaining registration of its shares under federal and state law. ISI will reimburse a Portfolio, or waive fees, or both, whenever, in any fiscal year, the total cost to a Portfolio of normal operating expenses chargeable to its income account, including the investment advisory fee but excluding brokerage commissions, interest, taxes and 12b-1 fees, exceeds the strictest applicable expense limitation imposed by state law. Further, pursuant to an expense limitation voluntarily adopted by ISI, ISI plans to reimburse a Portfolio, or waive fees, or both, whenever, in any fiscal year, in the case of the Tax-Exempt and Income Plus Portfolios, the total costs to a Portfolio of such normal operating expenses exceeds 0.65% and 1.25% of the average daily net assets of the Tax-Exempt Portfolio and Income Plus Portfolio, respectively, and in the case of the Aggressive Growth, Equity Income and Tactical Asset Allocation Portfolios, the total cost to a Portfolio of such normal operating expenses exceeds 2.5% of the average daily net assets of the Aggressive Growth Portfolio, the Equity Income Portfolio or the Tactical Asset Allocation Portfolio for the first fiscal year, and 1.5% thereafter, if such limitations are less than the strictest applicable expense limitation imposed by state law.

     AEGON USA Investment Management, Inc. ("AEGON Management"), 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, serves as the investment sub-adviser to the Tax-Exempt Portfolio and the Income Plus Portfolio pursuant to an Investment Counsel Agreement relating to each Portfolio. Each Investment Counsel Agreement was entered into between ISI and AEGON Securities which assigned each Agreement to AEGON Management, the parent of AEGON Securities, on September 30, 1992. AEGON Management is a wholly-owned indirect subsidiary of AEGON USA and thus is an affiliate of ISI and IMI.

     The Tax-Exempt Portfolio incurred investment sub-advisory fees of $32,891, $24,340 and $50,968 for the fiscal years ended September 30, 1994 and 1993 and the ten-month period ended September 30, 1992, respectively. For the fiscal years ended September 30, 1994 and 1993 and the ten-month period ended September 30, 1992, the Income Plus Portfolio incurred investment sub-advisory fees of $210,896, $189,438 and $127,084, respectively.

     Fred Alger Management, Inc. ("Alger Management"), 75 Maiden Lane, New York, NY 10038, serves as the investment sub-adviser to the Aggressive Growth Portfolio pursuant to an Investment Counsel Agreement dated as of September 30,

1994 relating to that Portfolio. Luther King Capital Management Corporation ("Luther King"), 301 Commerce Street, Suite 1600, Fort Worth, TX 76102, serves as the investment sub-adviser to the Equity-Income Portfolio pursuant to an Investment Counsel Agreement dated as of September 30, 1994 relating to that Portfolio. Dean Investment Associates ("Dean Investment"), a Division of C.H. Dean and Associates, Inc., 2480 Kettering Tower, Dayton, Ohio 45423-2480 serves as the investment sub-adviser to the Tactical Asset Allocation Portfolio pursuant to an Investment Counsel Agreement dated as of June 1, 1995 relating to that Portfolio. Discussions of the fee arrangements and allocation of responsibilities are set forth in the Prospectus.

     No investment sub-advisory fees were paid for the fiscal year ended September 30, 1994 by the IDEX II Aggressive Growth, Equity-Income and Tactical Asset Allocation Portfolios, as those Portfolios had not commenced operations as of that date.

     Janus Capital, AEGON Management, Alger Management, Luther King and Dean Investment also serve as sub-advisers to certain portfolios of WRL Series Fund, Inc., a registered investment company. Janus Capital, AEGON Management, Alger Management, Luther King and Dean Investment may be referred to herein collectively as the "sub-advisers" and individually as a "sub-adviser."

ADDITIONAL INVESTMENT ADVISORY OR SUB-ADVISORY SERVICES PROVIDED BY THE SUB-ADVISERS

     Janus Capital provides investment advisory services to IMI for the Growth, Global, Flexible Income, Balanced and Capital Appreciation Portfolios. AEGON Management provides investment advisory services to ISI for the Tax-Exempt and Income Plus Portfolios. Alger Management provides investment advisory services to ISI for the Aggressive Growth Portfolio. Luther King provides investment advisory services to ISI for the Equity-Income Portfolio. Dean Investment provides investment advisory services to ISI for the Tactical Asset Allocation Portfolio. Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts which may have investment objectives identical or similar to that of the Portfolios. Securities frequently meet the investment objectives of one or all of these Portfolios, the other funds and the private accounts. In such cases, a sub-adviser's decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.

     It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the Portfolios or the amount of securities that may be purchased or sold by a Portfolio at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Portfolios. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the Portfolio(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.

                                  DISTRIBUTOR

     The Fund has entered into an Underwriting Agreement with ISI to act as the principal underwriter of Fund shares. The Underwriting Agreement will continue from year to year so long as its continuance is approved at least annually in the same manner as the Investment Advisory Agreements discussed above. A discussion of ISI's responsibilities and charges as principal underwriter of Fund shares is set forth in the Prospectus.

     For the fiscal years ended September 30, 1994, 1993 and 1992, ISI received $2,389,332, $4,372,620 and $10,333,550, respectively, and retained $346,753,
$602,394 and $1,519,572, respectively, in underwriting commissions on the sale of Growth Portfolio shares. For the fiscal years ended September 30, 1994 and 1993, ISI received $1,202,555 and $131,986, respectively, and retained $102,320 and $13,201, respectively, in underwriting commissions on the sale of Global Portfolio shares. For the fiscal year ended September 30, 1994, ISI received $66,672 and retained $12,453 in underwriting commissions on the sale of Flexible Income Portfolio shares. On the sale of shares of IDEX Total Income Trust, predecessor to the Flexible Income Portfolio, ISI received $213,601 and $363,523, respectively, and retained $28,977 and

$49,836, respectively, in underwriting commissions for the eleven month period ended September 30, 1993 and the fiscal year ended October 31, 1992.

     For the fiscal years ended September 30, 1994 and 1993, ISI received $73,000 and $80,394, respectively, and retained $14,193 and $6,931, respectively, in underwriting commissions on the sale of Tax-Exempt Portfolio shares. For the ten month period ended September 30, 1992, ISI and AEGON Securities, principal underwriter of AEGON USA Managed Portfolios, Inc., received $108,920 and retained $13,544 in underwriting commissions on the sale of Tax-Exempt Portfolio shares. For the fiscal years ended September 30, 1994 and 1993, ISI received $285,345 and $376,367, respectively, and retained $52,998 and $32,200, respectively, in underwriting commissions on the sale of Income Plus Portfolio shares. For the ten-month period ended September 30, 1992, ISI and AEGON Securities received $300,840 and retained $34,181 in underwriting commissions on the sale of Income Plus Portfolio shares.

     No underwriting commissions were received or retained on the sale of Balanced, Capital Appreciation, Aggressive Growth, Equity-Income or Tactical Asset Allocation Portfolio shares for the fiscal year ended September 30, 1994, as those Portfolios had not commenced operations at that time.

                            ADMINISTRATIVE SERVICES

     ISI also serves as administrator to each Portfolio. This is in addition to ISI's responsibilities as principal underwriter and distributor of Portfolio shares. IMI has entered into an Administrative Services Agreement ("Administrative Agreement") with ISI applicable to each of the Growth, Global, Flexible Income, Balanced and Capital Appreciation Portfolios. Under each Administrative Agreement, ISI carries out and supervises all of the administrative functions of the Portfolio and incurs IMI's expenses related to such functions. The basic fee arrangement and allocation of responsibilities is set forth in the Prospectus. The amount payable to ISI under the Administrative Agreement will be reduced to the extent that additional compensation is paid by IMI to Janus Capital, as described above under "Investment Advisory and Other Services -- Growth, Global, Flexible Income, Balanced and Capital Appreciation Portfolios".

     The administrative duties of ISI with respect to each Portfolio include: providing the Portfolio with office space, telephones, office equipment and supplies; paying the compensation of the Fund's officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the Fund with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of the Portfolio (other than those maintained by the Fund's custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with the Fund's custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of the Portfolio; authorizing expenditures and approving bills for payment on behalf of the Portfolio; and providing executive, clerical and secretarial help needed to carry out its duties.

                 CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES

     Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, is Custodian for the Fund. The Custodian is in no way responsible for any of the investment policies or decisions of a Portfolio, but holds its assets in safekeeping and collects and remits the income thereon subject to the instructions of the Fund. For the fiscal years ended September 30, 1994, 1993 and 1992, the Growth Portfolio incurred custodian fees and expenses of $69,012, $76,802 and $62,493, respectively, net of earnings credits of $78,696, $36,334 and $6,596, respectively. For the fiscal years ended September 30, 1994 and 1993, the Global Portfolio incurred custodian fees and expenses of $254,474 and $27,632, respectively, net of earnings credits of $42,370 and $5,809, respectively. For the fiscal year ended September 30, 1994, the Flexible Income Portfolio incurred custodian fees and expenses of $17,912, net of earnings credits of $10,676. For the eleven month period ended September 30, 1993 and the fiscal year ended October 31, 1992, IDEX Total Income Trust, predecessor to the Flexible Income Portfolio, incurred custodian fees and expenses of $28,632 and $36,224, respectively, net of earnings credits of $5,171 for 1993. For the fiscal years ended September 30, 1994 and 1993 and the ten month period ended September 30, 1992, the Tax-Exempt Portfolio incurred custodian fees and expenses of $6,192, $7,822 and $8,330, respectively, net of earnings of $11,082 for 1994 and $9,263 for 1993. For the fiscal years ended September 30, 1994 and 1993 and the ten month period ended September 30, 1992, the Income Plus Portfolio incurred custodian fees and expenses of $17,039, $12,391 and $16,032, respectively, net of earnings credits of $8,914 for 1994 and $7,005 for 1993.

     Idex Investor Services, Inc., P. O. Box 9015, Clearwater, Florida 34618-9015, is the Fund's transfer agent, withholding agent and dividend disbursing agent. Idex Investor Services, Inc. is a wholly-owned subsidiary of AUSA Holding Company and thus is an affiliate of IMI, ISI and AEGON Management. Each Portfolio pays the transfer agent a monthly per-account charge of $1.185 for each of its shareholder accounts in existence during the prior month, plus $2.48 for each new account opened in the prior month. For the fiscal years ended September 30, 1994, 1993 and 1992, the Growth Portfolio incurred transfer agency fees and expenses of $1,523,083, $1,160,335 and $512,327, respectively, net of brokerage credits of $12,039 for 1994 and $26,696 for 1993. For the fiscal years ended September 30, 1994 and 1993, the Global Portfolio incurred transfer agency fees and expenses of $34,294 and $27,632, respectively, net of brokerage credits of $222 and $1,319, respectively. For the fiscal year ended September 30, 1994, the Flexible Income Portfolio incurred transfer agency fees and expenses of $60,995. For the eleven month period ended September 30, 1993 and the fiscal year ended October 31, 1992, IDEX Total Income Trust, predecessor to the Flexible Income Portfolio, incurred transfer agency fees and expenses of $57,258 and $48,487, respectively. For the fiscal years ended 1994, 1993 and the ten month period ended September 30, 1992, the Tax-Exempt Portfolio incurred transfer agency fees and expenses of $40,702, $31,420 and $18,071, respectively. For the fiscal years ended 1994, 1993 and the ten month period ended September 30, 1992, the Income Plus Portfolio incurred transfer agency fees and expenses of $152,834, $93,313 and $30,603, respectively.

     No custodian or transfer agency fees and expenses were incurred by the IDEX II Balanced, Capital Appreciation, Aggressive Growth, Equity-Income and Tactical Asset Allocation Portfolios for the fiscal year ended September 30, 1994, as those Portfolios had not commenced operations as of that date.

     DST, provider of data processing and recordkeeping services for the Fund's transfer agent, is a wholly-owned subsidiary of KCSI and thus, is an affiliate of IMI and Janus Capital. Each Portfolio may use another affiliate of DST as introducing broker for certain portfolio transactions as a means to reduce expenses through a credit against transfer agency fees with regard to commissions earned by such affiliate. (See "Portfolio Transactions and Brokerage.")

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Decisions as to the assignment of portfolio business for each of the Portfolios and negotiation of its commission rates are made by its sub-adviser, whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. The Advisory Agreement and Investment Counsel Agreement of each Portfolio specifically provide that in placing portfolio transactions for each of the Portfolios, the sub-adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934.

     In selecting brokers and dealers and in negotiating commissions, a sub-adviser considers a number of factors, including but not limited to: the sub-adviser's knowledge of currently available negotiated commission rates or prices of securities and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; the quality of the execution, clearance and settlement services; financial stability; the existence of actual or apparent operational problems of any broker or dealer; and research products and services provided. In recognition of the value of the foregoing factors, the sub-adviser may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction if the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of the overall responsibilities of the sub-adviser. Research provided may include: furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the sub-adviser in carrying out its responsibilities. Most brokers and dealers used by the sub-advisers provide research and other services described above.

     The sub-adviser may use research products and services in servicing other accounts in addition to the Portfolio. If the sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser may allocate the costs of such service or product accordingly. The portion of the product or service that the sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may be a conflict of interest for the sub-adviser.

     When a Portfolio purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where better prices and executions will be achieved through the use of a broker.

     The sub-adviser may also consider the sale or recommendation of a Portfolio's shares by a broker or dealer to its customers as a factor in the selection of brokers or dealers to execute portfolio transactions. In placing portfolio business with broker or dealers, the sub-adviser will seek the best execution of each transaction and all such brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

     The sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of IMI, ISI or the sub-adviser, including DST Securities, Inc., ISI or Fred Alger & Company, Incorporated. It is anticipated that Fred Alger & Company, Incorporated, an affiliate of Alger Management, will serve as the Aggressive Growth Portfolio's broker in effecting substantially all of the Aggressive Growth Portfolio's transactions on securities exchanges and will retain commissions in accordance with certain regulations of the Securities and Exchange Commission. The sub-adviser may place transactions if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Other Affiliates," are lower than those that would otherwise be incurred. Under rules adopted by the Securities and Exchange Commission, the Fund's Board of Trustees will conduct periodic compliance reviews of such brokerage allocations and review certain procedures adopted by the Board of Trustees to ensure compliance with these rules as often as necessary to determine their continued appropriateness. For the fiscal year ended September 30, 1994 the Growth and Global Portfolios paid the following commissions to affiliated brokers:

                                  COMMISSIONS PAID:                           DST SECURITIES, INC.
            --------------------------------------------------------------    --------------------
            Fiscal 1994                                                             $ 16,348
            Fiscal 1994 Percentages:
            Commissions with affiliates to total commissions                            2.44%
            Value of brokerage transactions with affiliates
              to total brokerage transactions                                           1.00%

     As of September 30, 1994, the Growth Portfolio and the Global Portfolio owned $16,674,534 and $204,288, respectively, of the common stock of Merrill Lynch & Co.("Merrill Lynch"). Merrill Lynch is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from the Growth and Global Portfolios during the fiscal year ended September 30, 1994.

     During the fiscal years ended September 30, 1994 and 1993, brokerage commissions in the amount of $16,052 and $35,594, respectively, were paid to affiliated brokers by the Growth Portfolio. The Growth Portfolio received transfer agency fee credits of $12,309 and $26,696 for the fiscal years ended September 30, 1994 and 1993, respectively, as a result of such affiliated brokerage. For the fiscal years ended September 30, 1994 and 1993, brokerage commissions in the amount of $296 and $1,758, respectively, were paid to affiliated brokers by the Global Portfolio. As a result of such affiliated brokerage, the Global Portfolio received transfer agency fee credits of $222 and $1,319 for the fiscal years ended September 30, 1994 and 1993, respectively. No brokerage commissions were paid by the Flexible Income Portfolio to broker-dealers affiliated with IMI or Janus Capital during the fiscal year ended September 30, 1994 or to IDEX Total Income Trust, predecessor to the Flexible Income Portfolio, during the eleven month period ended September 30, 1993.

     For the fiscal years ended September 30, 1994, 1993 and 1992, the total amount of brokerage commissions including affiliated brokerage commissions paid by the Growth Portfolio were $607,482, $676,415 and $467,406, respectively. For the fiscal years ended September 30, 1994 and 1993, the total amount of brokerage commissions including affiliated brokerage commissions paid by the Global Portfolio were $1,241,194 and $1,401,043, respectively. The total amount of brokerage commissions including affiliated brokerage commissions paid by the Flexible Income Portfolio for the fiscal year ended September 30, 1994 was $2,936. The total amount of brokerage commissions paid by IDEX Total Income Trust, predecessor to the Flexible Income Portfolio, for the eleven month period ended September 30, 1993 and the fiscal year ended October 31, 1992 were $5,018 and $3,915, respectively. During the fiscal years ended September 30, 1994 and

1993 and the ten month period ended September 30, 1992, the Tax-Exempt and Income Plus Portfolios paid no brokerage commissions on the purchase or sale of portfolio securities.

     No brokerage commissions were paid on the purchase or sale of Balanced, Capital Appreciation, Aggressive Growth, Equity-Income and Tactical Asset Allocation shares for the fiscal year ended September 30, 1994, as those Portfolios had not commenced operations at that time.

                             TRUSTEES AND OFFICERS

     The following information includes the name, address,(1) date of birth, relationship with the Fund and principal occupations of the trustees and officers of the Fund during at least the last five years:
----------------
Peter R. Brown
1475 Belcher Road South
Largo, FL 34640
05/10/28

Trustee of IDEX II Series Fund, IDEX Fund and IDEX Fund 3; Director of WRL Series Fund, Inc. (investment company); Chairman of the Board of Peter Brown Construction Co., Largo, Florida (construction, contractors and engineers); Rear Admiral (Retired), U.S. Navy Reserve, Civil Engineer Corps.
--------------------
James L. Churchill
12 Lavington Road
Long Cove
Hilton Head, SC 29928
05/07/30

Trustee of IDEX II Series Fund, IDEX Fund and IDEX Fund 3; currently retired; formerly, President (1981-1990) and Executive Vice President (1979-1981) of the Avionics Group of Rockwell International Corporation, Cedar Rapids, Iowa (supplier of aviation electronics).
-----------------
Becky A. Ferrell(2)
12/10/60

Assistant Vice President, Counsel and Secretary of IDEX II Series Fund, IDEX Fund and IDEX Fund 3 (March 1994-present); Assistant Vice President and Secretary, WRL Series Fund, Inc. (March 1994-present) (investment company); Assistant Vice President, Counsel and Assistant Secretary of InterSecurities, Inc. (March 1994-present) (broker-dealer); Attorney (August 1993-present), Western Reserve Life Assurance Co. of Ohio (life insurance); Attorney, Hearne, Graziano, Nader & Buhr, P.A. (September 1992-August 1993) (law firm); Legal Writing Instructor, Florida State University College of Law (August 1991-June
1992) (law school); Teaching Assistant, English, University of South Florida (August 1990-July 1991) (university); Associate Attorney, Johnson, Blakely, Pope, Bokor, Ruppel & Burns, P.A. (August 1989-July 1990) (law firm); Attorney, Schifino, Fleischer & Neal, P.A. (August 1986-August 1989) (law firm); Attorney, Trenam, Simmons, Kemker, Scharf, Barkin, Frye & O'Neill, P.A. (August 1984-August 1986) (law firm).
--------------------
Richard B. Franz, II(2)
07/12/50

Treasurer of IDEX II Series Fund, IDEX Fund and IDEX Fund 3 (May 1988 to present); Treasurer of WRL Series Fund, Inc. (May 1988 to present) (investment company); Treasurer of InterSecurities, Inc. (May 1988 to present); Treasurer of ISI Insurance Agency, Inc. (September 1992 to present); Treasurer of Idex Management, Inc. (May 1988 to present); Treasurer of Idex Investor Services, Inc. (May 1988 to present); Senior Vice President and Treasurer of Pioneer Western Corporation and Treasurer of its subsidiaries (May 1988 to February
1991); Senior Vice President, Treasurer and Chief Financial Officer of Western Reserve Life Assurance Co. of Ohio (November 1987 to present).

---------------

(1) The principal business address of each person listed, unless otherwise indicated, is P.O. Box 5068, Clearwater, FL 34618-5068.

(2) Interested Person (as defined in the Investment Company Act of 1940) of the Fund.

-------------------
William H. Geiger(2)
06/01/47

Vice President (November 1990 to present), Secretary (June 1990 to March 1994) and Assistant Secretary (March 1994 to present) of IDEX II Series Fund, IDEX Fund and IDEX Fund 3; Secretary (June 1990 to March 1994) and Assistant Secretary (March 1994 to present) of WRL Series Fund, Inc. (investment company); Senior Vice President, Secretary and General Counsel (July 1990 to present) of Western Reserve Life Assurance Co. of Ohio (life insurance); Secretary of Idex Management, Inc. (November 1990 to present); Secretary (May 1990 to present) and Director (April 1991 to present) of InterSecurities, Inc.; Secretary of ISI Insurance Agency, Inc. (September 1992 to present); Secretary of Idex Investor Services, Inc. (May 1990 to present); Vice President, Secretary and General Counsel of Pioneer Western Corporation and Secretary of its subsidiaries (May 1990 to February 1991) (financial services); Secretary and General Counsel of Orange State Life and Health Insurance Company and its affiliates (March 1980 to April 1990) (life and health insurance).
------------------
Charles C. Harris
35 Winston Drive
Clearwater, FL 34616
07/15/30

Trustee of IDEX II Series Fund, IDEX Fund and IDEX Fund 3; Director of WRL Series Fund, Inc. (investment company); currently retired (1988-present); Senior Vice President, Treasurer (1966-1988), Western Reserve Life Assurance Co. of Ohio (life insurance); Vice President, Treasurer (1968-1988), Director (1968-1987), Pioneer Western Corporation (financial services); Vice President of WRL Series Fund, Inc. (1986-December 1990) (investment company).
----------------
G. John Hurley(2)
09/12/48

President and Chief Executive Officer (September 1990 to present), Trustee (June 1990 to present) and Executive Vice President (June 1988 to September 1990) of IDEX II Series Fund, IDEX Fund and IDEX Fund 3; Executive Vice President (June 1993 to present) and Director (March 1994 to present) of WRL Series Fund, Inc. (investment company); President, Chief Executive Officer and Director of InterSecurities, Inc. (May 1988 to present) (broker-dealer); President of ISI Insurance Agency, Inc. (September 1992 to present); Executive Vice President of Western Reserve Life Assurance Co. of Ohio (April 1993 to present) (life insurance); President, Chief Executive Officer and Director of PW Securities, Inc. (1983 to November 1990) (broker-dealer); President, Chief Executive Officer and Director (September 1990 to present) and Executive Vice President and Director (May 1988 to September 1990) of Idex Management, Inc.; President and Director of Idex Investor Services, Inc. (May 1988 to present); Assistant Vice President of AEGON USA Managed Portfolios, Inc. (September 1991 to September
1992) (financial services); Vice President of Pioneer Western Corporation (May 1988 to February 1991) (financial services). Mr. Hurley was employed by Pioneer Western Corporation in various executive positions from 1972 until February, 1991.
-----------------
John R. Kenney(2)
02/08/38

Trustee (1987 to present), Chairman (December 1989 to present) and President and Chief Executive Officer (1987 to September 1990) of IDEX II Series Fund, IDEX Fund and IDEX Fund 3; Chairman of the Board of WRL Series Fund, Inc. (1986 to present) (investment company); President and Director (1985 to September 1990) and Director (December 1990 to present) of Idex Management, Inc.; Chairman (1988 to present) and Director (1985 to present) of InterSecurities, Inc. (broker-dealer); Director of ISI Insurance Agency, Inc. (October 1992 to present); President and Chief Executive Officer, (1978 to 1987), Chairman and Chief Executive Officer (1987 to 1992) and Chairman, President and Chief Executive Officer (1992 to present) of Western Reserve Life Assurance Co. of Ohio (life insurance); Senior Vice President of AEGON USA, Inc. (May 1992 to present) (financial services holding company); Chairman and Chief Executive Officer (1988 to February 1991), President and Chief Executive Officer (1988 to
1989), Executive Vice President (1972 to 1988) and Director (1976 to February
1991) of Pioneer Western Corporation (financial services). Mr. Kenney is also the brother-in-law of Jack Zimmerman, a Trustee of the Fund.

---------------

(2) Interested Person (as defined in the Investment Company Act of 1940) of the Fund.

-----------------
Leslie E. Martin(2)
09/19/55

Vice President and National Marketing Manager (January 1993 to present) of IDEX II Series Fund, IDEX Fund and IDEX Fund 3; Vice President of Marketing (January 1993 to present) of InterSecurities, Inc. (broker-dealer); and Vice President of Marketing of Social Responsibility Investment Group (April 1991 to January 1992) (investment company); and Vice President of Regional Marketing of Calvert Group (June 1988 to January 1991) (investment company).
---------------------
Thomas R. Moriarty(2)
05/03/51

Senior Vice President (March 1995 to present), Vice President and Principal Accounting Officer (November 1990 to March 1995) and Principal Accounting Officer (1988 to September 1990) of IDEX II Series Fund, IDEX Fund and IDEX Fund 3; Senior Vice President (June 1991 to present) and Vice President (1988 to June
1991) of InterSecurities, Inc. (broker-dealer); Senior Vice President of ISI Insurance Agency, Inc. (September 1992 to present); President (November 1990 to present) and Vice President (1988 to November 1990) of PW Securities, Inc. (broker-dealer); Senior Vice President (June 1991 to present) and Vice President (1988 to June 1991) of Idex Investor Services, Inc.; Vice President (November 1990 to present); Assistant Vice President (1988 to September 1990) of Idex Management, Inc., Vice President of Western Reserve Life Assurance Co. of Ohio (June 1993 to present) (life insurance); Assistant Vice President of AEGON USA Managed Portfolios, Inc. (September 1991 to September 1992) (financial services); President (November 1990 to December 1992) and Vice President (1988 to November 1990) of PW Securities, Inc. (broker-dealer). Mr. Moriarty was employed by Pioneer Western Corporation in various executive positions from 1984 to February, 1991.
-------------------------
Christopher G. Roetzer(2)
01/11/63

Principal Accounting Officer (March 1995 to present), Assistant Vice President (November 1990 to present) of IDEX II Series Fund, IDEX Fund and IDEX Fund 3; Assistant Vice President and Controller (May 1988 to present) of InterSecurities, Inc. (broker-dealer); Assistant Vice President of ISI Insurance Agency, Inc. (September 1992 to present); Assistant Vice President and Controller of Idex Investor Services, Inc. (May 1988 to present); Assistant Vice President of Idex Management, Inc. (November 1990 to present); Assistant Vice President and Assistant Controller (April 1988 to May 1988) and Accounting Manager (June 1986 to April 1988) of Western Reserve Life Assurance Co. of Ohio (life insurance); and Auditor (September 1984 to June 1986) of Peat, Marwick, Mitchell & Co. (CPA firm).
----------------------
William W. Short, Jr.
12420 73rd Court North
Largo, FL 34623
02/25/36

Trustee of IDEX II Series Fund, IDEX Fund and IDEX Fund 3; President and sole shareholder of Shorts, Inc. (men's retail apparel); Chairman of Southern Apparel Corporation and S.A.C. Distributors (nationwide wholesale apparel distributors), Largo, Florida; Director of Barnett Banks of Pinellas County; Trustee of Morton Plant Hospital Foundation; former Chairman of Advisory Board of First Florida Bank, Pinellas County, Florida.
-----------------
Truman H. Sims
55 Rogers Street, #304
Clearwater, FL 34616
06/30/20

Trustee of IDEX II Series Fund, IDEX Fund and IDEX Fund 3; currently retired; formerly, President, Truman Sims, Inc. (automobile equipment, accessories and services), Clearwater, Florida; Director and former Chairman of Trust Committee of Advisory Board of First Florida Bank, Pinellas County, Florida; National Trustee of Not-for-Profit Hospitals, Washington DC; Director of Florida West Coast Public Broadcasting, Inc.; Organizer and former mayor of the City of Belleair Beach, Florida; Lt. Colonel (Retired) U.S. Air Force Reserves.

---------------

(2) Interested Person (as defined in the Investment Company Act of 1940) of the Fund.

---------------------
Jack E. Zimmerman
507 Saint Michel Circle
Kettering, OH 45429-1972
02/03/28

Trustee of IDEX II Series Fund, IDEX Fund and IDEX Fund 3; Director (1987 to present), Western Reserve Life Assurance Co. of Ohio (life insurance); currently retired; formerly, Director, Regional Marketing, Martin Marietta Corporation, Dayton, Ohio (September 1986 to January 1993) (aerospace industry); Director of Strategic Planning of Martin Marietta Baltimore Aerospace (January 1986 to September 1986). Mr. Zimmerman is also the brother-in-law of John Kenney, Trustee and Chairman of the Fund.

     The Fund pays no salaries or compensation to any of its officers, all of whom are officers or employees of either ISI or its affiliates. Disinterested trustees (i.e., trustees who are not affiliated with IMI, Janus Capital, ISI, AEGON Management, Alger Management, or Luther King or Dean Investment) receive:
(a) a total annual retainer fee of $13,000 from IDEX II Series Fund, IDEX Fund and IDEX Fund 3; of which the Fund pays a pro rata share allocable to each Portfolio based on the relative assets of the Portfolio; plus (b) $1,250 and incidental expenses per meeting attended. Any fees and expenses paid to trustees who are affiliates of IMI or ISI are paid by IMI and/or ISI. The Fund did not offer its Trustees or officers any pension or retirement benefits during or prior to the fiscal year ended September 30, 1994. The following table provides compensation amounts paid to Disinterested Trustees of the Fund for the fiscal year ended September 30, 1994.

                               COMPENSATION TABLE

                                        AGGREGATE           TOTAL COMPENSATION PAID TO TRUSTEES FROM
                                    COMPENSATION FROM          IDEX II SERIES FUND AND IDEX FUND,
   NAME OF PERSON, POSITION        IDEX II SERIES FUND        IDEX FUND 3 AND WRL SERIES FUND, INC.
-------------------------------    --------------------     -----------------------------------------
Peter R. Brown, Trustee                  $ 12,313                            $24,333
James L. Churchill, Trustee              $ 12,022                            $21,000
Charles C. Harris, Trustee               $ 12,022                            $23,833
William W. Short, Jr., Trustee           $ 12,313                            $21,500
Truman H. Sims, Trustee                  $ 12,313                            $21,500
Jack E. Zimmerman, Trustee               $ 12,022                            $21,000

     The Board of Trustees has adopted a policy whereby any Disinterested Trustee of the Fund in office on September 1, 1990 who has served at least three years as a trustee may, subject to certain limitations, elect upon his resignation to serve as a trustee emeritus for a period of two years. A trustee emeritus has no authority, power or responsibility with respect to any Fund matter. While serving as such, a trustee emeritus is entitled to receive from the Fund an annual fee equal to one-half the fee then payable per annum to Disinterested Trustees of the Fund, plus reimbursement of expenses incurred for attendance at Board meetings.

     The Fund has an executive committee whose members currently are John R. Kenney, G. John Hurley and Peter R. Brown. The executive committee may perform all of the functions which may be performed by the Board of Trustees, except as set forth in the Declaration of Trust and By-Laws of the Fund or as prohibited by applicable law.

     During the fiscal year ended September 30, 1994, the Fund paid $96,022 in trustees fees and expenses and no trustee emeritus fees or expenses. The trustees and officers held in the aggregate less than 1% of the outstanding shares of each of the Capital Appreciation, Global, Growth, Equity-Income, Tactical Asset Allocation, Balanced, Flexible Income, Income Plus and Tax-Exempt Portfolios as of June 26, 1995. As of June 26, 1995, the trustees and officers held in the aggregate approximately 2.50% of the outstanding shares of the Aggressive Growth Portfolio.

                               PURCHASE OF SHARES

     As stated in the Prospectus, each Portfolio offers investors a choice of three classes of shares. Class A, Class B or Class C shares of a Portfolio can be purchased through ISI or through broker-dealers or other financial institutions that have sales agreements with ISI. Shares of each Portfolio are sold at the net asset value per share as determined at the close of the regular session of business on the New York Stock Exchange next occurring after a purchase order is received and accepted by the Fund plus the applicable sales charge in the case of Class A shares. The Prospectus contains detailed information about the purchase of Portfolio shares.

                               DISTRIBUTION PLANS

     As stated in the Prospectus under "Investment Advisory and Other Services", each Portfolio has adopted a separate Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (individually, a "Plan" and collectively, the "Plans"), applicable to Class A, Class B and Class C shares of the Portfolio.

     Under the Plans for Class A shares (the "Class A Plans"), a Portfolio may pay ISI an annual distribution fee of up to 0.35%, and an annual service fee of up to 0.25%, of the average daily net assets of the Portfolio's Class A shares; however, to the extent that the Portfolio pays service fees, the amount which the Portfolio may pay as a distribution fee is reduced accordingly so that the total fees payable under the Class A Plan may not exceed on an annualized basis 0.35% of the average daily net assets of the Portfolio's Class A shares.

     Under the Plans for Class B shares (the "Class B Plans"), a Portfolio may pay ISI an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25%, of the average daily net assets of the Portfolio's Class B shares.

     Under the Plans for Class C shares (the "Class C Plans"), a Portfolio may pay ISI an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the Portfolio's Class C shares; however, the total fee payable pursuant to the Class C Plan may not on an annualized basis exceed 0.90% of the average daily net assets of the Portfolio's Class C shares.

     ISI may use the fees payable under the Class A, Class B and Class C Plans as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of the Class A, Class B or Class C shares, respectively, or in personal service to and/or maintenance of Class A, Class B or Class C shareholder accounts, respectively. For each class, these activities and expenses may include, but are not limited to: compensation to employees of ISI; compensation to and expenses of ISI and other selected dealers who engage in or otherwise support the distribution of shares or who service shareholder accounts; the costs of printing and distributing prospectuses, statements of additional information and reports for other than existing shareholders; and the cost of preparing, printing and distributing sales literature and advertising materials.

     Under the Plans, as required by Rule 12b-1, the Board of Trustees will review at least quarterly a written report provided by ISI of the amounts expended by ISI in distributing and servicing Class A, Class B or Class C shares of the Portfolio and the purpose for which such expenditures were made. For so long as the Plans are in effect, selection and nomination of the Trustees who are not interested persons of the Fund shall be committed to the discretion of the Trustees who are not interested persons of the Fund.

     A Plan may be terminated as to a class of shares of a Portfolio at any time by vote of a majority of the non-interested Trustees or by vote of a majority of the outstanding voting securities of the applicable class. A Plan may be amended by vote of the Trustees, including a majority of the non-interested Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or any agreement relating thereto ("non-interested Trustees"), cast in person at a meeting called for that purpose. Any amendment of a Plan that would materially increase the costs to a particular class of shares of a Portfolio requires approval by the shareholders of that class. A Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the Fund's Trustees, including a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on such continuance.

     During the fiscal year ended September 30, 1994, the Fund incurred fees under the Plan applicable to the Class A shares of the Growth, Global, Flexible Income, Tax-Exempt and Income Plus Portfolios in the amounts of $1,723,569, $188,909, $89,746, $105,127 and $240,924, respectively, of which $778,548,
$85,332, $40,539, $47,487 and $108,827, respectively, was paid to non-affiliated broker/dealers.

     During the fiscal year ended September 30, 1994, the Fund incurred fees under the Plan applicable to the Class C shares of the Growth, Global, Flexible Income, Tax-Exempt and Income Plus Portfolios in the amounts of $18,876, $16,297, $3,811, $756 and $11,891, respectively, of which $11,880, $10,257,
$2,398, $475 and $7,484, respectively, was paid to non-affiliated broker/dealers.

     No distribution fees were applicable to Class A or Class C shares of the Balanced, Capital Appreciation, Aggressive Growth, Equity-Income or Tactical Asset Allocation Portfolios for the fiscal year ended September 30, 1994, as those Portfolios had not commenced operations at that time.

     On October 1, 1995, the Fund began offering Class B Shares of each IDEX II Portfolio. Accordingly, no distribution fees were applicable to Class B shares for the period shown.

     Distribution fees for the fiscal year ended September 30, 1994, were used by the Distributor as follows:

                                Growth               Global         Flexible Income      Tax-Exempt         Income Plus
                          -------------------   -----------------   ---------------   ----------------   -----------------
                              A          C         A         C         A       C         A        C         A         C
                            Shares    Shares     Shares   Shares    Shares   Shares    Shares   Shares    Shares   Shares
                          ----------  -------   --------  -------   -------  ------   --------  ------   --------  -------
Advertising               $  367,965  $ 9,174   $ 86,891  $ 4,168   $26,487  $  939   $ 30,412     --    $ 78,841  $ 3,053
Printing/mailing
  Prospectuses to other
  than current
  shareholders                48,105    1,175     16,686    1,872     2,410     474      2,328    281       7,187    1,354
Compensation to
  underwriters                    --       --         --       --        --      --         --     --          --       --
Compensation to dealers      778,548    8,527     85,332   10,257    40,539   2,398     47,487    475     108,827    7,484
Compensation to sales
  personnel                  361,719       --         --       --    18,163      --     19,684     --      46,099       --
Interest or other finance
  charges                         --       --         --       --        --      --         --     --          --
Travel                        78,475       --         --       --     2,147      --      3,771     --          --       --
Office Expenses               52,629       --         --       --        --      --        706     --          --       --
Administrative Processing
  Costs                       36,128       --         --       --        --      --        739     --          --       --
                          ----------  -------   --------  -------   -------  ------   --------  ------   --------  -------
Total                     $1,723,569  $18,876   $188,909  $16,297   $89,746  $3,811   $105,127   $756    $240,954  $11,891
                          ==========  =======   ========  =======   =======  ======   ========  =====    ========  =======

                         NET ASSET VALUE DETERMINATION

     As stated in the Prospectus, net asset value is determined separately for each class of shares of a Portfolio once daily as of the close of the regular session of business on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. Eastern Time, Monday through Friday, except on (i) days on which changes in the value of portfolio securities will not materially affect the net asset value of a particular class of shares of the Portfolio; (ii) days during which no shares of the Portfolio are tendered for redemption and no orders to purchase shares of that Portfolio are received; or (iii) customary national holidays on which the Exchange is closed. The per share net asset value of each class of shares of a Portfolio is determined by dividing the total value of the Portfolio's securities and other assets allocable to that class, less the Portfolio's liabilities allocable to that class, by the total number of shares outstanding of that class. The public offering price of a Class A, Class B or Class C share of a Portfolio is the net asset value per share plus, in the case of Class A shares, the applicable sales charge. Investment securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) or on the NASDAQ National Market. Investment securities traded on the over-the-counter market and listed securities for which no sales are reported for the trading period immediately preceding the time of determination are valued at the last bid price. Foreign currency denominated assets and liabilities are converted into U.S. dollars at the closing exchange rate each day. Other securities for which quotations are not readily available are valued at fair values determined in such manner as the Portfolio's sub-adviser, under the supervision of the Board of Trustees, decide in good faith.

     The offering price per share of the Growth Portfolio as of March 31, 1995 was calculated as follows:

                                                                               Class A      Class C
                                                                               -------      -------
            Net asset value per share (net assets / shares outstanding)        $ 17.25      $ 17.10
            Add maximum selling commission (5.50% of offering price for
              Class A shares)                                                     1.00           --
                                                                               -------      -------
            Offering price per share                                           $ 18.25      $ 17.10
                                                                                ======       ======

     The offering price per share of the Global Portfolio as of March 31, 1995 was calculated as follows:

                                                                               Class A      Class C
                                                                               -------      -------
            Net asset value per share (net assets / shares outstanding)        $ 14.89      $ 14.67
            Add maximum selling commission (5.50% of offering price for
              Class A shares)                                                     0.87           --
                                                                               -------      -------
            Offering price per share                                           $ 15.76      $ 14.67
                                                                                ======       ======

     The offering price per share of the Flexible Income Portfolio as of March 31, 1995 was calculated as follows:

                                                                               Class A      Class C
                                                                               -------      -------
            Net asset value per share (net assets / shares outstanding)        $  8.74      $ 8.74
            Add maximum selling commission (5.50% of offering price for
              Class A shares)                                                     0.44          --
                                                                               -------      -------
            Offering price per share                                           $  9.18      $ 8.74
                                                                                ======      ======

     The offering price per share of the Tax-Exempt Portfolio as of March 31, 1995 was calculated as follows:

                                                                               Class A      Class C
                                                                               -------      -------
            Net asset value per share (net assets / shares outstanding)        $ 11.27      $ 11.27
            Add maximum selling commission (5.50% of offering price for
              Class A shares)                                                     0.56           --
                                                                               -------      -------
            Offering price per share                                           $ 11.83      $ 11.27
                                                                                ======       ======

     The offering price per share of the Income Plus Portfolio as of March 31, 1995 was calculated as follows:

                                                                               Class A      Class C
                                                                               -------      -------
            Net asset value per share (net assets / shares outstanding)        $  9.88      $  9.88
            Add maximum selling commission (5.50% of offering price for
              Class A shares)                                                     0.49           --
                                                                               -------      -------
            Offering price per share                                           $ 10.37      $  9.88
                                                                                ======       ======

     The offering price per share of the Balanced Portfolio as of March 31, 1995 was calculated as follows:

                                                                               Class A      Class C
                                                                               -------      -------
            Net asset value per share (net assets / shares outstanding)        $ 10.41      $ 10.41
            Add maximum selling commission (5.50% of offering price for
              Class A shares)                                                     0.61           --
                                                                               -------      -------
            Offering price per share                                           $ 11.02      $ 10.41
                                                                                ======       ======

     The offering price per share of the Capital Appreciation Portfolio as of March 31, 1995 was calculated as follows:

                                                                               Class A      Class C
                                                                               -------      -------
            Net asset value per share (net assets / shares outstanding)        $ 11.01      $ 11.00
            Add maximum selling commission (5.50% of offering price for
              Class A shares)                                                     0.64           --
                                                                               -------      -------
            Offering price per share                                           $ 11.65      $ 11.00
                                                                                ======       ======

     The offering price per share of the Aggressive Growth Portfolio as of March 31, 1995 was calculated as follows:

                                                                               Class A      Class C
                                                                               -------      -------
            Net asset value per share (net assets / shares outstanding)        $ 12.11      $ 12.09
            Add maximum selling commission (5.50% of offering price for
              Class A shares)                                                     0.70           --
                                                                               -------      -------
            Offering price per share                                           $ 12.81      $ 12.09
                                                                                ======       ======

     The offering price per share of the Equity-Income Portfolio as of March 31, 1995 was calculated as follows:

                                                                               Class A      Class C
                                                                               -------      -------
            Net asset value per share (net assets / shares outstanding)        $ 10.77      $ 10.76
            Add maximum selling commission (5.50% of offering price for
              Class A shares)                                                     0.63           --
                                                                               -------      -------
            Offering price per share                                           $ 11.40      $ 10.76
                                                                                ======       ======

     No such calculations are presented for Class B shares of the Portfolios, as Class B shares were not offered by any Portfolio until October 1, 1995.

     No such calculations are presented for Class A, Class B or Class C shares of IDEX II Tactical Asset Allocation Portfolio because no shares of that Portfolio were outstanding during the period presented.

                       DIVIDENDS AND OTHER DISTRIBUTIONS

     As indicated in the Prospectus, an investor may choose among several options with respect to dividends and capital gain distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date, unless the shareholder has elected another distribution option as described in the Prospectus. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed within ten days of the record date. The per share dividends on Class B and Class C shares of a Portfolio are anticipated to be lower than the per share dividends on Class A shares of that Portfolio as a result of higher service and distribution fees applicable to the Class B and Class C shares.

                              SHAREHOLDER ACCOUNTS

     Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in the Prospectus.

                                RETIREMENT PLANS

     As stated in the Prospectus, the Fund offers several types of retirement plans that an investor may establish to invest in shares of a Portfolio with tax deductible dollars. Prototype retirement plans for both corporations and self employed individuals and for Individual Retirement Accounts, Code Section 401(k) Plans and Simplified Employee Pension Plans are available by calling or writing ISI. These plans require the completion of separate applications which are also available from ISI. Investors Fiduciary Trust Company, Kansas City, Missouri, acts as the custodian or trustee under these plans for which it charges an annual fee of $12.00 on each such account with a maximum of $24 per tax identification number. Shares of a Portfolio are also available for investment by Code Section 403(b)(7) retirement plans for employees of charities, schools, and other qualifying employers. The Tax Exempt Portfolio is not well-suited as an investment vehicle for tax-deferred retirement plans which cannot benefit from tax-exempt income and whose distributed earnings are taxable to individual recipients as ordinary income.

     To receive additional information or forms on these plans, please call Customer Service at (800) 851-9777 or write the Transfer Agent at P. O. Box 9015, Clearwater, Florida 34618-9015. No contribution to a retirement plan can be made until the appropriate forms to establish the plan have been completed. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney, retirement plan consultant or financial or tax advisor with respect to the requirements of such plans and the tax aspects thereof.

                              REDEMPTION OF SHARES

     Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form as prescribed in the Prospectus. Payment will ordinarily be made within three business days of the receipt of a valid redemption order. The value of shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the Portfolio's net assets at the time of redemption. CLASS B SHARES ARE ALSO SUBJECT TO A DECLINING CONTINGENT DEFERRED SALES CHARGE UPON CERTAIN REDEMPTIONS. The Prospectus describes the requirements and procedures for the redemption of shares.

     Shares will normally be redeemed for cash, although each Portfolio retains the right to redeem its shares in kind under unusual circumstances, in order to protect the interests of the remaining shareholders, by the delivery of securities selected from its assets at its discretion. The Fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Determination", and such valuation will be made as of the same time the redemption price is determined.

     Redemption of shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the Exchange is restricted, as determined by the Securities and Exchange Commission, or the Exchange is closed except for holidays and weekends, (2) the Securities and Exchange Commission permits such suspension and so orders, or (3) an emergency exists as determined by the Securities and Exchange Commission so that disposal of securities and determination of net asset value is not reasonably practicable.

     The contingent deferred sales charge ("CDSC") is waived on redemptions of Class B shares in the circumstances described below:

     (a) Redemption Upon Total Disability or Death

     The Fund will waive the CDSC on redemptions following the death or total disability (as evidenced by a determination of the federal Social Security Administration) of a Class B shareholder, but in the case of total disability only as to shares owned at the time of the initial determination of disability. The Transfer Agent or ISI will require satisfactory proof of death or disability before it determines to waive the CDSC.

     (b) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

     A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds paid in accordance with the shareholder's instructions. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC will be waived on redemptions made under the Plan subject to the limitations described below.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "Initial Account Balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC may not exceed a maximum of 12% annually of the shareholder's Initial Account Balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

     The CDSC is also waived on redemption of Class B shares as it relates to the reinvestment of redemption proceeds in Class B shares of another IDEX Portfolio within 90 days after redemption.

                                     TAXES

     Each Portfolio has qualified, and intends to continue to qualify, for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, each Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from futures contracts) derived with respect to its business of investing in securities; (2) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities or futures contracts that were held for less than three months ("Short-Short Limitation");
(3) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer; and (4) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

     A Portfolio will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each Portfolio intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.

     If the Tax-Exempt Portfolio invests in any instruments that generate taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to that Portfolio's shareholders as ordinary income to the extent of its earnings and profits. Moreover, if that Portfolio realizes capital gains as a result of market transactions, any distributions of that gain also will be taxable to its shareholder.

     Proposals may be introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. If such a proposal were enacted, the availability of municipal securities for investment by the Tax-Exempt Portfolio and the value of its portfolio securities would be affected. In that event, the Tax-Exempt Portfolio will re-evaluate its investment objective and policies.

     Dividends and interest received by a Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Global Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, a Portfolio will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Portfolio that represents income from foreign or U.S. possessions sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. The Global Portfolio will report to its shareholders shortly after each taxable year their respective shares of the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

     Each Portfolio except the Tax-Exempt Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements described above. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by a Portfolio. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of foreign currencies that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect thereto) also will be subject to the Short-Short Limitation if the securities are held for less than three months.

     If a Portfolio satisfies certain requirements, any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Portfolio satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Portfolio intends that, when it engages in hedging transactions, they will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Portfolio's hedging transactions. To the extent this treatment is not available, a Portfolio may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Portfolio to continue to qualify as a RIC.

     The treatment of income dividends and capital gain distributions by a Portfolio to shareholders under the various state income tax laws may not parallel that under the federal law. Qualification as a regulated investment company does not involve supervision of a Portfolio's management or of its investment policies and practices by any governmental authority.

     Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

                             PRINCIPAL SHAREHOLDERS

     As of June 26, 1995, no shareholder owned beneficially or of record 5% or more of the outstanding shares of beneficial interest of each of the Growth, Global, Flexible Income, Tax-Exempt, Balanced, Capital Appreciation, Aggressive Growth or Equity-Income Portfolios, with the following exceptions: Rose Marie Kruger was record owner of approximately 5.35% of the Aggressive Growth Portfolio; Joyce G. Thorn was record owner of approximately 5.40% of the Equity-Income Portfolio; and Ronald L. and Kathleen E. Vincent were record owners of approximately 10% of the Equity-Income Portfolio. As of June 26, 1995, ISI owned beneficially or of record approximately 5.75% and 11.75% of the Aggressive Growth and Equity-Income Portfolios, respectively. As of June 26, 1995, certain affiliates of ISI and AEGON Management were the record owners of shares of beneficial interest of the Income Plus Portfolio as follows: AUSA Life Insurance Company owned approximately 6.65% and Bankers United Life Assurance Company owned approximately 2.0%.

                                 MISCELLANEOUS

ORGANIZATION

     The Portfolios are series of IDEX II Series Fund, a Massachusetts business trust that was formed by a Declaration of Trust dated January 7, 1986. The Trust currently is governed by a Restatement of Declaration of Trust ("Declaration of Trust") dated as of August 30, 1991.

     On August 7, 1992, in a tax-free reorganization, the IDEX II Tax-Exempt Portfolio acquired all of the assets and assumed all of the liabilities of the AEGON USA Tax-Exempt Portfolio in exchange for shares of the IDEX II Tax-Exempt Portfolio which were then distributed to the AEGON USA Tax-Exempt Portfolio shareholders, and the IDEX II Income Plus Portfolio (then known as IDEX II High Yield Portfolio) acquired all of the assets and assumed all of the liabilities of the AEGON USA High Yield Portfolio in exchange for shares of the IDEX II Income Plus Portfolio which were then distributed to the AEGON USA High Yield Portfolio shareholders. All historical financial and performance information set forth in the Statement of Additional Information relates to the AEGON USA Tax-Exempt Portfolio and the AEGON USA High Yield Portfolio prior to the date they were reorganized into the IDEX II Tax-Exempt Portfolio and the IDEX II Income Plus Portfolio, respectively. On August 21, 1992, in a tax-free reorganization, IDEX II Growth Portfolio acquired all of the assets and assumed all of the liabilities of AEGON USA Growth Portfolio and AEGON USA Capital Appreciation Portfolio in exchange for shares of IDEX II Growth Portfolio which were then distributed on a pro rata basis to the respective AEGON USA Growth Portfolio and AEGON USA Capital Appreciation Portfolio shareholders.

     On October 1, 1993, in a tax-free reorganization, the Flexible Income Portfolio acquired all of the assets and assumed all of the liabilities of IDEX Total in exchange for shares of the Flexible Income Portfolio which were then distributed to IDEX Total shareholders. All historical financial and performance information set forth in the Statement of Additional Information relates to IDEX Total prior to the date it was reorganized into the Flexible Income Portfolio.

SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest. Shares of the Fund are fully paid and nonassessable when issued. Shares of the Fund have no preemptive, cumulative voting, conversion or subscription rights. Shares of the Fund are fully transferable but the Fund is not bound to recognize any transfer until it is recorded on its books.

     The shares of beneficial interest of each Portfolio are divided into three classes, Class A, Class B and Class C. Each class represents interests in the same assets of the Portfolio and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; Class A shares are subject to an initial sales charge; Class B shares are subject to a contingent deferred sales charge, or back-end load, at a declining rate; Class B and Class C shares are subject to higher ongoing distribution and service fees; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same Portfolio by virtue of these classes. On an ongoing basis, the Board of Trustees will consider whether any such conflict exists and, if so, take appropriate action. On any matter submitted to a vote of shareholders of a series or class, each full issued and outstanding share of that series or class has one vote.

     The Declaration of Trust provides that each of the trustees will continue in office until the termination of the Trust or his earlier death, resignation, bankruptcy or removal. A meeting will be called for the election of trustees upon the written request of holders of 10% or more of the outstanding shares of the Trust. Vacancies may be filled by majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Therefore, it is not anticipated that annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, to terminate or reorganize the Fund, to amend the Declaration of Trust, on whether to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Fund's bylaws or the trustees.

LEGAL COUNSEL AND AUDITORS

     Sutherland, Asbill & Brennan, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as counsel to the Fund and certain of its affiliates. Price Waterhouse LLP, 1055 Broadway, Kansas City, Missouri 64105, serves as independent accountants for the Fund.

REGISTRATION STATEMENT

     This Statement of Additional Information and the Prospectus for the Portfolios do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the 1940 Act, to which reference is hereby made.

                            PERFORMANCE INFORMATION

     The Prospectus contains a brief description of how performance is calculated.

     Quotations of average annual total return for a particular class of shares of a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over periods of 1, 5, and 10 years. These are the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

                          T = ((ERV + P) (1/N) ) - 1

(where P = a hypothetical initial investment of $1,000; T = the average annual total return; N = the number of years; and ERV = the ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period). All average annual total return figures reflect the deduction of a proportionate share of each Portfolio's expenses on an annual basis, and assume that the maximum sales load (Class A shares only) is deducted from the initial $1,000 investment and all dividends and distributions are paid in additional shares.

     For the one-year period ended March 31, 1995, the five-year period ended March 31, 1995 and the period from inception (May 8, 1986) through March 31, 1995, the average annual total return for the Growth Portfolio's Class A shares was -5.23%, 9.34% and 12.77%, respectively, assuming deduction of the maximum sales charge of 5.5% and taking into account 12b-1 fees at the maximum level of 0.35%. Assuming no deduction of the maximum sales charge of 5.5%, the average annual total returns for the Growth Portfolio's Class A shares were 0.31%, 10.59% and 13.52%, respectively, for those same periods. The cumulative total returns for the Class A shares of the Growth Portfolio for the one-year period ended March 31, 1995, the five-year period ended March 31, 1995 and the period from inception (May 8, 1986) through March 31, 1995 were 0.31%, 65.42% and 209.08%, respectively.

     For the one-year period ended March 31, 1995 and the period from inception (October 1, 1993) through March 31, 1995, the average annual total return for the Growth Portfolio's Class C shares was -0.27% and -3.35%, respectively, which takes into account 12b-1 fees at the maximum level of 0.90%. The cumulative total return for the Class C shares of the Growth Portfolio for the one-year period ended March 31, 1995 and the period from inception (October 1, 1993) through March 31, 1995 was -0.27% and -4.98%, respectively.

     For the one-year period ended March 31, 1995 and the period from inception (October 1, 1992) through March 31, 1995, the average annual total return for the Global Portfolio's Class A shares was -4.41% and 16.34%, respectively, assuming deduction of the maximum sales charge of 5.5% and taking into account 12b-1 fees at the maximum level of 0.35%. Assuming no deduction of the maximum sales charge of 5.5%, the average annual total return for the Global Portfolio's Class A shares was 1.16% and 19.01%, respectively, for those periods. The cumulative total return for the Class A shares of the Global Portfolio for the one-year period ended March 31, 1995 and for the period from inception (October 1, 1992) through March 31, 1995 was 1.16% and 54.48%, respectively.

     For the one-year period ended March 31, 1995 and the period from inception (October 1, 1993) through March 31, 1995, the average annual total return for the Global Portfolio's Class C shares was -0.09% and 8.85%, respectively, which takes into account 12b-1 fees at the maximum level of 0.90%. The cumulative total return for the Class C shares of the Global Portfolio for the one-year period ended March 31, 1995 and the period from inception (October 1, 1993) through March 31, 1995 was -0.09% and 13.55%, respectively.

     For the one-year period ended March 31, 1995, the five-year period ended March 31, 1995 and the period from inception (June 29, 1987) through March 31, 1995, the average annual total return for the Flexible Income Portfolio's Class A shares was -3.61%, 9.17%, and 6.81%, respectively, assuming deduction of the applicable maximum sales charge of 4.75% and taking into account 12b-1 fees at the maximum level of 0.35% through the period ended March 31, 1995. Assuming no deduction of the maximum sales charge of 4.75%, the average annual total return for the Flexible Income Portfolio's Class A shares was 1.17%, 10.24% and 7.56%, respectively, for those periods. For the one-year period ended March 31, 1995, the five-year period ended March 31, 1995 and the period from inception (June 29, 1987) through March 31, 1995, the cumulative total return for the Flexible Income Portfolio's Class A shares, was 1.17%, 62.78% and 76.00%, respectively.

     For the one-year period ended March 31, 1995 and the period from inception (October 1, 1993) through March 31, 1995, the average annual total return for the Flexible Income Portfolio's Class C shares was 0.72% and -0.15%, respectively, which takes into account 12b-1 fees at the maximum level of 0.90%. The cumulative total return for the Class C shares of the Flexible Income Portfolio for the one-year period ended March 31, 1995 and the period from inception (October 1, 1993) through March 31, 1995 was 0.72% and -0.22%.

     For the one-year period ended March 31, 1995, the five-year period ended March 31, 1995 and the period from inception (April 1, 1985) through March 31, 1995, the average annual total return for the Tax-Exempt Portfolio's Class A shares was 1.08%, 5.92% and 7.74%, respectively, assuming deduction of the maximum sales charge of 4.75% and taking into account 12b-1 fees at the maximum level of 0.35% through the period ended March 31, 1995. Assuming no deduction of the maximum sales charge of 4.75%, the average annual total return for the Tax-Exempt Portfolio's Class A shares was 6.14%, 6.97% and 8.20%, respectively, for those periods. The cumulative total return for the Class A shares of the Tax-Exempt Portfolio for the one-year period ended March 31, 1995, the five-year period ended March 31, 1995 and the period from inception (April 1, 1985) through March 31, 1995 was 6.14%, 40.04% and 120.04%, respectively.

     For the one-year period ended March 31, 1995 and the period from inception (October 1, 1993) through March 31, 1995, the average annual total return for the Tax-Exempt Portfolio's Class C shares was 5.78% and 2.27%, respectively, which takes into account 12b-1 fees at the maximum level of 0.60%. The cumulative total return for the Class C shares of the

Tax-Exempt Portfolio for the one-year period ended March 31, 1995 and the period from inception (October 1, 1993) through March 31, 1995 was 5.78% and 3.42%.

     For the one-year period ended March 31, 1995, the five-year period ended March 31, 1995 and the period from inception (June 14, 1985) through March 31, 1995, the average annual total return for the Income Plus Portfolio's Class A shares was 0.06%, 9.49% and 10.04%, respectively, assuming deduction of the maximum sales charge of 4.75% and taking into account 12b-1 fees at the maximum level of 0.35% through the period ended March 31, 1995. Assuming no deduction of the maximum sales charge of 4.75%, the average annual total return for the Income Plus Portfolio's Class A shares was 5.02%, 10.56% and 10.54%, respectively, for those periods. The cumulative total return for the Class A shares of the Income Plus Portfolio for the one-year period ended March 31, 1995, the five-year period ended March 31, 1995 and the period from inception (June 14, 1985) through March 31, 1995 was 5.02%, 65.19% and 166.99%, respectively.

     For the one-year period ended March 31, 1995 and the period from inception (October 1, 1993) through March 31, 1995, the average annual total return for the Income Plus Portfolio's Class C shares was 3.97% and 1.01%, which takes into account 12b-1 fees at the maximum level of 0.90%. The cumulative total return for the Class C shares of the Income Plus Portfolio for the one-year period ended March 31, 1995 and the period from inception (October 1, 1993) through March 31, 1995 was 3.97% and 1.51%.

     For the period from December 2, 1994 (inception) to March 31, 1995, the cumulative total return for the Balanced Portfolio's Class A shares was -1.42%, assuming deduction of the maximum sales charge of 5.5% and taking into account 12b-1 fees at the maximum level of 0.35%. Assuming no deduction of the maximum sales charge of 5.5%, the cumulative total return for the Balanced Portfolio's Class A shares was 4.30% for that period.

     For the period from December 2, 1994 (inception) to March 31, 1995, the cumulative total return for the Balanced Portfolio's Class C shares was 4.15%, which takes into account 12b-1 fees at the maximum level of 0.90%.

     For the period from December 2, 1994 (inception) to March 31, 1995, the cumulative total return for the Capital Appreciation Portfolio's Class A shares was 4.06%, assuming deduction of the maximum sales charge of 5.5% and taking into account 12b-1 fees at the maximum level of 0.35%. Assuming no deduction of the maximum sales charge of 5.5%, the cumulative total return for the Capital Appreciation Portfolio's Class A shares was 10.10% for that period.

     For the period from December 2, 1994 (inception) to March 31, 1995, the cumulative total return for the Capital Appreciation Portfolio's Class C shares was 10.00%, which takes into account 12b-1 fees at the maximum level of 0.90%.

     For the period from December 2, 1994 (inception) to March 31, 1995, the cumulative total return for the Aggressive Growth Portfolio's Class A shares was 14.46%, assuming deduction of the maximum sales charge of 5.5% and taking into account 12b-1 fees at the maximum level of 0.35%. Assuming no deduction of the maximum sales charge of 5.5%, the cumulative total return for the Aggressive Growth Portfolio's Class A shares was 21.10% for that period.

     For the period from December 2, 1994 (inception) to March 31, 1995, the cumulative total return for the Aggressive Growth Portfolio's Class C shares was 20.90%, which takes into account 12b-1 fees at the maximum level of 0.90%.

     For the period from December 2, 1994 (inception) to March 31, 1995, the cumulative total return for the Equity-Income Portfolio's Class A shares was 2.17%, assuming deduction of the maximum sales charge of 5.5% and taking into account 12b-1 fees at the maximum level of 0.35%. Assuming no deduction of the maximum sales charge of 5.5%, the cumulative total return for the Equity-Income Portfolio's Class A shares was 8.10% for that period.

     For the period from December 2, 1994 (inception) to March 31, 1995, the cumulative total return for the Equity-Income Portfolio's Class C shares was 7.94%, which takes into account 12b-1 fees at the maximum level of 0.90%.

     The current yield for a particular class of shares of the Flexible Income Portfolio, the Tax-Exempt Portfolio, the Income Plus Portfolio, Balanced Portfolio or the Equity-Income Portfolio is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The yield is computed by dividing the Portfolio's investment income per share earned during a particular 30-day base period (including dividends, if any and interest earned, minus expenses accrued during the period) by the maximum offering price per share on the last day of the base period and then annualizing the result. The current yield for the Class A and Class C shares of the Flexible Income Portfolio for the 30-day period ended March 31, 1995 was 7.69% and 7.53%, respectively. The current yield for the Class A and Class C shares of the Tax-Exempt Portfolio for the 30-day period ended March 31, 1995 was 4.34% and 4.33%, respectively. The current yield for the Class A and Class C shares of the Income Plus Portfolio for the 30-day period ended March 31, 1995 was 7.66% and 7.51%, respectively. The current yield for the Class A and Class C shares of the Balanced Portfolio for the 30-day period ended March 31, 1995 was 0.11% and 0.00%, respectively. The current yield for the Class A and Class C shares of the Equity-Income Portfolio for the 30-day period ended March 31, 1995 was 0.89% and 0.42%, respectively.

     The tax equivalent yield of the Tax-Exempt Portfolio is computed by dividing that portion of the yield (as computed above) which is tax-exempt by one minus an assumed tax rate of 28% and adding the product to that portion, if any, of the Portfolio's yield that is not tax-exempt. The tax equivalent yield of the Tax-Exempt Portfolio's Class A and Class C shares based on a 30-day period ended March 31, 1995 was 6.03% and 6.01%, respectively.

     As stated in the Prospectus, from time to time in advertisements or sales material, a Portfolio may present and discuss its performance rankings and/or ratings or other information as published by recognized mutual fund statistical services or by publications of general interest such as The Wall Street Journal, The Boston Globe, The New York Times, The Los Angeles Times, Christian Science Monitor, USA Today, The Tampa Tribune, The St. Petersburg Times, Financial Times, The Hartford Current, International Herald Tribune, Investor's Business Daily, The Boston Herald, The Washington Post, Kiplinger's Washington Letter, Kiplinger's Tax Report, Kiplinger's Personal Finance Magazine, Barron's, Business Week, Financial Services Week, National Underwriter, Time, Newsweek, Pensions & Investments, U.S. News and World Report, Morningstar Mutual Fund Values, The Economist, Bank Letter, Boston Business Journal, Research Recommendations, FACS of the Week, Money, Modern Maturity, Forbes, Fortune, Financial Planner, American Banker, U.S. Banker, ABA Banking Journal, Institutional Investor (U.S./Europe), Registered Representative, Independent Agent, American Demographics, Trusts & Estates, Credit Union Management, Personal Investor, New England Business, Business Month, Gentlemen's Quarterly, Employee Research Report, Employee Benefit Plan Review, ICI Mutual Fund News, Succeed, Johnson Charts, Weisenberger Investment Companies Service and Mutual Fund Quarterly. A Portfolio may also advertise non-standardized performance information which is for periods in addition to those required to be presented, or which provides actual year-by-year return, or any combination thereof, or both. For Class A and Class B shares, non-standardized performance may also be that which does not reflect deduction of the maximum sales charge applicable to Class A shares or the contingent deferred sales charge applicable to Class B shares. In addition, a Portfolio may, as appropriate, compare its performance to that of other types of investments such as certificates of deposit, savings accounts and U.S. Treasuries, or to certain interest rate and inflation indices, such as the Consumer Price Index. A Portfolio may also advertise various methods of investing including, among others, dollar cost averaging, and may use compounding illustrations to show the results of such investment methods. The Fund or the Distributor may also from time to time in advertisements or sales material present tables or other information comparing tax-exempt yields to the equivalent taxable yields, whether with specific reference to the Tax-Exempt Portfolio or otherwise.

                              FINANCIAL STATEMENTS

     Audited Financial Statements for IDEX II Growth Portfolio, IDEX II Global Portfolio, IDEX II Flexible Income Portfolio (successor of IDEX Total Income Trust), IDEX II Tax-Exempt Portfolio and IDEX II Income Plus Portfolio (formerly known as IDEX II High Yield Portfolio) for the year ended September 30, 1994 are incorporated by reference from the Fund's Annual Report dated September 30, 1994. Unaudited Financial Statements for IDEX II Growth Portfolio, IDEX II Global Portfolio, IDEX II Flexible Income Portfolio (successor of IDEX Total Income Trust), IDEX II Tax-Exempt Portfolio, IDEX II Income Plus Portfolio (formerly known as IDEX II High Yield Portfolio) IDEX II Balanced Portfolio, IDEX II Capital Appreciation Portfolio, IDEX II Aggressive Growth Portfolio and IDEX II Equity-Income Portfolio for the period ended March 31, 1995 are incorporated by reference from the Fund's Semi-Annual Report dated March 31, 1995. No financial information exists for IDEX II Tactical Asset Allocation Portfolio for the fiscal year ended September 30, 1994 or the period ended March 31, 1995 as that Portfolio did not commence operations until October 1, 1995.

                                   APPENDIX A

CERTAIN SECURITIES IN WHICH THE PORTFOLIOS MAY INVEST

I. MUNICIPAL OBLIGATIONS IN WHICH THE TAX-EXEMPT PORTFOLIO MAY INVEST

     A. MUNICIPAL BONDS

     General Information. Municipal Bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works, and that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. Other public purposes for which Municipal Bonds may be issued include the refunding of outstanding obligations, obtaining funds for general expenses and obtaining funds to lend to other public institutions and facilities.

     The two principal classifications of Municipal Bonds are "general obligation" bonds and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or project or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but are not supported by the issuer's power to levy general taxes. Most industrial development bonds are in this category.

     There are, of course, variations in the security of Municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of Municipal Bonds depend, among other things, upon general money market conditions, general conditions of the Municipal Bond market, size of a particular offering, the maturity of the obligations and rating of the issue.

     Industrial Development Bonds and Private Activity Bonds. Industrial development bonds ("IDBs") and private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, such as airports or pollution control facilities. PABs generally are such bonds issued after August 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid thereon is exempt from federal income tax in the opinion of the bond counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed.

     Purchases on "When-Issued" or "Delayed Delivery" Basis. Sometimes the Tax-Exempt Portfolio may buy Municipal Bonds on a "when-issued" or "delayed delivery" basis. This means that when it agrees to buy, the terms of the Bonds and the price it will pay are fixed, but it does not purchase and take delivery of the Bonds until a later date (the "settlement date"), which is usually within one month. The Tax-Exempt Portfolio pays no money and receives no interest before the settlement date. The commitment to purchase securities on a when-issued or delayed delivery basis involves the risk that the market value of such securities may fall below cost prior to the settlement date. While the Tax-Exempt Portfolio may sell the Municipal Bonds before the settlement date, it will ordinarily do so only for investment management reasons. Ordinarily, the Tax-Exempt Portfolio purchases Municipal Bonds that it has agreed to buy on a when-issued or delayed delivery basis. Gains or losses on sales prior to the settlement date are not tax-exempt.

     A Municipal Bond purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date. The Tax-Exempt Portfolio will direct the Fund's custodian to segregate cash, U.S. Government securities or other appropriate high-grade debt obligations owned by the Portfolio that are at least equal in value to the amount the Tax-Exempt Portfolio will have to pay on the settlement date. If necessary, additional assets will be placed in the account daily so that the value of the account will at least equal the Portfolio's purchase commitment.

     B. MUNICIPAL NOTES

     The Tax-Exempt Portfolio may invest in the following types of Municipal Notes, subject to the quality requirements described in the Prospectus:

     Project Notes. Project notes ("PNs") are issued on behalf of local authorities at auctions conducted by the United States Department of Housing and Urban Development to raise funds for federally sponsored urban renewal, neighborhood development and housing programs. PNs are backed by the full faith and credit of the Federal government through agreements with the local authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the PNs. Ordinarily, PNs are repaid by rolling over the notes or from the proceeds of new bonds or other securities which are issued to provide permanent financing.

     Bond Anticipation Notes. Bond anticipation notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

     Tax Anticipation Notes. Tax anticipation notes ("TANs") are issued by state and local governments to finance their current operations. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     Revenue Anticipation Notes. Revenue anticipation notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

     Construction Loan Notes. Construction loan notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

     Bank Notes. Bank notes are notes issued by local governmental bodies and agencies as those described above to commercial banks as evidence of borrowings. Banks on occasion sell such notes to purchasers such as the Tax-Exempt Portfolio. The purposes for which the notes are issued vary, but bank notes are frequently issued to meet short-term working-capital or capital-project needs. These notes typically are redeemed with revenue from taxes or from long-term financing proceeds, and may have risks similar to the risks associated with TANs and RANs.

     C. MUNICIPAL COMMERCIAL PAPER

     Municipal Commercial Paper (also called "short-term discount notes") represents short-term obligations of state and local governments and their agencies issued typically to meet seasonal working capital or interim construction financing requirements. Municipal Commercial Paper is often issued at a discount, with shorter maturities than Municipal Notes. Such obligations are repayable from general revenues of the issuer or refinanced with long-term debt. In most cases, Municipal Commercial Paper is backed by letters of credit, lending or note repurchase agreements, or other credit facility agreements offered by banks or other institutions.

     While the various types of Municipal Notes and Municipal Commercial Paper described above as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Tax-Exempt Portfolio may invest in such other types of notes to the extent permitted under its investment objective and policies. Such short-term obligations may be issued for different purposes and with different security than those mentioned above.

     D. FLOATING RATE AND VARIABLE RATE OBLIGATIONS

     The Tax-Exempt Portfolio may purchase floating rate and variable rate obligations, including participation interests therein (see section E below). Investments in floating or variable rate securities normally will include IDBs which provide that the rate of interest is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that the Portfolio can demand payment of the obligation on short notice at par value plus accrued interest. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have flexible rates that change whenever there is a change in the designated base interest rate. Frequently, such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor (i.e., the corporation utilizing the IDBs financing) or the bank, as the case may be, must be equivalent to the Municipal Obligation ratings required for purchases for the Tax-Exempt Portfolio.

     E. PARTICIPATION INTERESTS

     The Tax-Exempt Portfolio may invest in participation interests purchased from banks in variable rate tax-exempt securities (such as IDBs) owned by the banks. A participation interest gives the purchaser an undivided interest in the tax-exempt security in the proportion that the Portfolio's participation interest bears to the total principal amount of the tax-exempt security, and permits demand repurchase as described in section D above. Participations are frequently backed by an irrevocable letter of credit or guarantee of the bank offering the participation which the sub-adviser, under the supervision of the Board of Trustees, has determined meets the prescribed quality standards for the Tax-Exempt Portfolio. The Portfolio has the right to sell the instrument back to the bank and draw on the letter of credit on 7 days' notice for all or any part of the Portfolio's participation interest in the tax-exempt security, plus accrued interest. The Portfolio intends to exercise its demand rights under the letter of credit only (1) upon a default under the terms of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions, or (3) upon a drop in the rating or the sub-adviser's evaluation of the underlying security. Banks charge a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the tax-exempt securities over the yield negotiated between the Portfolio and the bank at which the instruments were purchased by the Tax-Exempt Portfolio. The sub-adviser will monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Tax-Exempt Portfolio, including the IDBs supported by bank letters of credit or guarantee, on the basis of published financial information, reports or rating agencies and other bank analytical services. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interest will be tax-exempt when distributed as dividends to shareholders.

     Obligations of issuers of Municipal Bonds, Municipal Notes and Municipal Commercial Paper are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities' power to levy taxes. There is also the possibility that litigation or other conditions may materially affect the power or ability of an issuer to pay, when due, the principal of and interest on its Municipal Obligations.

II.  OBLIGATIONS IN WHICH EACH PORTFOLIO MAY INVEST (UNLESS OTHERWISE NOTED)

     A. U.S. GOVERNMENT OBLIGATIONS

     As described in the Prospectus, the Portfolios may invest in some or all of the following types of direct obligations of the Federal Government, issued by the Department of the Treasury, and backed by the full faith and credit of the Federal Government.

     Treasury Bills. Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

     Treasury Notes. Treasury Notes are longer-term interest bearing obligations with original maturities of one to seven years.

     Treasury Bonds. Treasury bonds are longer-term interest bearing obligations with original maturities from 5 to 30 years.

     B. OBLIGATIONS OF FEDERAL AGENCIES, INSTRUMENTALITIES AND AUTHORITIES

     Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Banks for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks ("FHLB"), Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, and Tennessee Valley Authority ("TVA"). Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA Certificates or certain TVA Bonds) or are guaranteed by the Treasury (e.g., certain other TVA Bonds) or supported by the issuing agencies' right to borrow from the Treasury (e.g., FHLB and FNMA Bonds). There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally obligated to do so.

     C. CERTIFICATES OF DEPOSIT (ALL PORTFOLIOS) AND TIME DEPOSITS (INCOME PLUS PORTFOLIO ONLY)

     A time deposit is a non-negotiable interest-bearing deposit with a bank which generally cannot be withdrawn prior to a specified maturity date without substantial interest penalties. A certificate of deposit ("CD") is a negotiable instrument issued by a bank against a time deposit. CDs normally can be traded in the secondary market prior to maturity, and are thus more liquid than other forms of time deposits. The Portfolios will only invest in U.S. dollar denominated time deposits and CDs representing deposits in U.S. Banks with assets of $1 billion or more, whose deposits are insured by the Federal Deposit Insurance Corporation.

     D. COMMERCIAL PAPER

     Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody's Investors Service, Inc. and Standard and Poor's Ratings Group. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing and outside rating of the issuer will fall,or that the secondary market in the issuer's notes will become too limited to permit their liquidation at a reasonable price.

     E. BANKER'S ACCEPTANCE

     A banker's acceptance is a negotiable short-term draft, generally arising from a bank customer's commercial transaction with another party, with payment due for the transaction on the maturity date of the customer's draft. The draft becomes a banker's acceptance when the bank, upon fulfillment of the obligations of the third party, accepts the draft for later payment at maturity, thus adding the bank's guarantee of payment to its customer's own obligation. In effect, a banker's acceptance is a post-dated certified check payable to its bearer at maturity. Such acceptances are highly liquid, but are subject to the risk that both the customer and the accepting bank will be unable to pay at maturity. The Portfolios may invest in U.S. dollar denominated banker's acceptances issued by U.S. banks, their foreign branches, and by U.S. branches of foreign banks.

     F. REPURCHASE AGREEMENTS FOR U.S. GOVERNMENT SECURITIES (EXCEPT EQUITY-INCOME PORTFOLIO)

     The Portfolios may enter into repurchase agreements with banks and dealers for securities of or guaranteed by the U.S. Government, under which the Portfolio purchases securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the amount the Portfolio pays for the securities and the amount it receives upon resale is accrued as interest and reflected in the Portfolio's net investment income. When the Portfolio enters into repurchase agreements, it relies on the seller to repurchase the securities. Failure to do so may result in a loss for the Portfolio if the market value of the securities is less than the repurchase price. Under the Investment Company Act of 1940, repurchase agreements may be considered collateralized loans by the Portfolio.

     At the time a Portfolio enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement.

     Although repurchase agreements carry certain risks not associated with direct investment in securities, the Portfolios intend to enter into repurchase agreements only with banks and dealers in transactions which the sub-adviser believes present minimal credit risks in accordance with guidelines adopted by the Trustees. To the extent that proceeds from any sales of collateral upon a default in the counterparty's obligation to repurchase were less than the repurchase price, the Portfolio would suffer a loss. If the counterpart's petitions for bankruptcy or otherwise becomes subject to bankruptcy or liquidation proceedings, there might be restrictions on the Portfolio's ability to sell the collateral and the Portfolio could suffer a loss.

III. OTHER SECURITIES IN WHICH THE PORTFOLIOS MAY INVEST

     A. CORPORATE DEBT SECURITIES

     The Portfolio may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under "Convertible Securities" and "Variable or Floating Rate Securities", or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

     B. INTERNATIONAL AGENCY OBLIGATIONS

     The Portfolio may invest in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. The Portfolio may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. Government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

     C. BANK OBLIGATIONS OR SAVINGS AND LOAN OBLIGATIONS

     The Portfolios may purchase certificates of deposit, bankers' acceptances and other debt obligations of commercial banks and certificates of deposit and other debt obligations of savings and loan associations ("S&L's"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Bankers' acceptance are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. These instruments may be issued by institutions of any size, may be of any maturity, and may be insured or uninsured. The quality of bank or savings and loan obligations may be affected by such factors as (a) location -- the strength of the local economy will often affect financial institutions in the region, (b) asset mix -- institutions with substantial loans in a troubled industry may be weakened by those loans, and (c) amount of equity capital -- under-capitalized financial institutions are more vulnerable when loan losses are suffered. The portfolio manager will evaluate these and other factors affecting the quality of bank and savings and loan obligations purchased by the Portfolio, but the Portfolio is not restricted to obligations or institutions which satisfy specified quality criteria.

     D. VARIABLE OR FLOATING RATE SECURITIES

     The Portfolio may purchase variable rate securities that provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable and floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

     E. PREFERRED STOCKS (ALL PORTFOLIOS EXCEPT THE TAX-EXEMPT PORTFOLIO)

     Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

     F. CONVERTIBLE SECURITIES

     The Portfolios may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities without conversion features, but add the potential opportunity for appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values.

     G. COMMON STOCKS

     Each Portfolio (other than the Tax-Exempt Portfolio) invests in common stocks. The Flexible Income Portfolio will consider investment in income-producing common stocks if the yields of common stocks generally become competitive with the yields of other income securities. Common stocks are junior to the debt obligations and preferred stocks of an issuer. Hence, dividend payments on common stocks should be regarded as less secure than income payments on corporate debt securities.

                              IDEX II SERIES FUND

                                GROWTH PORTFOLIO
                                GLOBAL PORTFOLIO
                           FLEXIBLE INCOME PORTFOLIO
                               BALANCED PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
                          AGGRESSIVE GROWTH PORTFOLIO

                            (FOR MISSOURI INVESTORS)

                        SUPPLEMENT DATED OCTOBER 1, 1995
                      TO PROSPECTUS DATED OCTOBER 1, 1995

FOR THE IDEX II GROWTH, GLOBAL, FLEXIBLE INCOME, BALANCED AND CAPITAL APPRECIATION PORTFOLIOS ONLY, THE FOLLOWING SHALL SUPPLEMENT THE DISCLOSURE IN THE PROSPECTUS RELATING TO PORTFOLIO TURNOVER:

         The IDEX II Growth, Global, Flexible Income, Balanced and Capital Appreciation Portfolios may engage in short-term trading, which is a speculative activity and may involve greater risks and costs to the investor.

                                   * * * * *
FOR THE IDEX II AGGRESSIVE GROWTH PORTFOLIO ONLY, THE FOLLOWING SHALL SUPPLEMENT THE DISCLOSURE IN THE PROSPECTUS RELATING TO LEVERAGING:

         The Aggressive Growth Portfolio may engage in borrowing for purposes of investment in securities; however, the Portfolio may borrow only from banks and will maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. This is known as leveraging, and may be considered a speculative activity. To the extent that the Portfolio engages in leveraging, this activity may involve greater risks and costs to the investor.

                                   * * * * *
FOR THE IDEX II AGGRESSIVE GROWTH PORTFOLIO ONLY, THE FOLLOWING SHALL SUPPLEMENT THE DISCLOSURE IN THE PROSPECTUS RELATING TO INVESTMENTS IN HIGH-RISK SECURITIES:

         The Aggressive Growth Portfolio will invest at least 85% of its net assets in equity securities. This will include the securities of companies which may still be in the developmental stage as well as other types of equity securities which have been selected for their growth potential, as disclosed in the prospectus. Some of these securities may be considered high risk; therefore, an investment in the Portfolio may not be suitable for all investors.

                              IDEX II SERIES FUND
                     IDEX II CAPITAL APPRECIATION PORTFOLIO
                          IDEX II TAX EXEMPT PORTFOLIO
                      IDEX II AGGRESSIVE GROWTH PORTFOLIO
                              (FOR OHIO INVESTORS)

                        SUPPLEMENT DATED OCTOBER 1, 1995
                      TO PROSPECTUS DATED OCTOBER 1, 1995

FOR THE IDEX II CAPITAL APPRECIATION AND TAX EXEMPT PORTFOLIOS ONLY, THE FOLLOWING SHALL SUPPLEMENT THE DISCLOSURE IN THE PROSPECTUS:

         As a fundamental policy, with respect to 50% of its total assets, the Capital Appreciation Portfolio will not purchase securities of any one issuer (other than cash items and U.S. government securities) if immediately after and as a result of such purchase (a) the Capital Appreciation Portfolio owns more than 10% of the outstanding voting securities of that issuer, or (b) the value of the Capital Appreciation Portfolio's holdings of that issuer exceeds 5% of the value of the Capital Appreciation Portfolio's total assets. The other 50% of the Capital Appreciation Portfolio's assets may be invested in the securities of as few as two issuers. The Capital Appreciation Portfolio is therefore deemed to be a nondiversified investment company under the 1940 Act, although it reserves the right to become a diversified company by investing no more than 25% of its assets in issuers which represent more than 5% of its total assets. Further, the Capital Appreciation Portfolio therefore differs from an investment company which complies with Ohio Administrative Code 1301:6-3-09(E)(8), which would require as to 75% of the investment company's assets that no more than 10% of the voting securities of any issuer be held by the investment company.

         Although the Capital Appreciation Portfolio may invest up to 50% of its assets in the securities of as few as two issuers, it does not anticipate doing so unless its sub-adviser believes a security has the potential for substantial capital appreciation consistent with the Capital Appreciation Portfolio's investment objective and policies.
         It does, however, intend to take advantage of the flexibility of nondiversification to invest more than 5% of its total assets in the securities of one issuer. To the extent that the Capital Appreciation Portfolio invests more than 5% of its assets in a particular issuer, its exposure to credit risks and/or market risks associated with that issuer increases. The Capital Appreciation Portfolio may also realize greater benefits from increases in the value of one or a small number of securities than a diversified mutual fund.

         As a fundamental policy, the Tax Exempt Portfolio may not purchase the securities (other than Government securities) of any issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, provided that up to 25% of the Portfolio's total net assets may be invested without regard to this 5% limitation.

FOR THE IDEX II AGGRESSIVE GROWTH PORTFOLIO ONLY, THE FOLLOWING SHALL SUPPLEMENT THE DISCLOSURE IN THE PROSPECTUS:

         The Aggressive Growth Portfolio may engage in borrowing for purposes of investment in securities; however, the Portfolio may borrow only from banks and will maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. This is known as leveraging, and may be considered a speculative activity. To the extent that the Portfolio engages in leveraging, this activity may involve greater risks and costs to the investor.